As filed with the Securities and Exchange Commission on December 2, 2005

  File No. 33-9504
  File No. 811-4878

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933  ☐

  POST-EFFECTIVE AMENDMENT NO. 45  ☒

  and

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  AMENDMENT NO. 47  ☒

  SEI INSTITUTIONAL MANAGED TRUST
(Exact Name of Registrant as Specified in Charter)

c/o CT Corporation
101 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (800) 342-5734

Edward D. Loughlin
c/o SEI Investments Company
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copies to:

Richard W. Grant, Esq.
Morgan Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that this filing become effective (check appropriate box)

  ☐  Immediately upon filing pursuant to paragraph (b)
  ☐  On [date] pursuant to paragraph (b) of Rule 485
  ☒  60 days after filing pursuant to paragraph (a)(1)
  ☐  On [date] pursuant to paragraph (a)(1)
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  On [date] pursuant to paragraph (a)(2)

  If appropriate check the following box:

  ☐  This post-effective Amendment designates a new effective date for a previously filed post-effective Amendment.

SEI INSTITUTIONAL MANAGED TRUST

Class A Shares

PROSPECTUS

January 31, 2006

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

TAX-MANAGED LARGE CAP FUND

LARGE CAP DIVERSIFIED ALPHA FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

TAX-MANAGED SMALL CAP FUND

SMALL/MID CAP EQUITY FUND

MID-CAP FUND

REAL ESTATE FUND

MANAGED VOLATILITY FUND

Investment Adviser:

SEI INVESTMENTS MANAGEMENT CORPORATION

Investment Sub-Advisers:

ALLIANCE CAPITAL MANAGEMENT L.P.

ANALYTIC INVESTORS, INC.

ARONSON+JOHNSON+ORTIZ, LP

ARTISAN PARTNERS LIMITED PARTNERSHIP

BLACKROCK ADVISORS, INC.

BRIDGEWATER ASSOCIATES, INC.

DAVID J. GREENE AND COMPANY, LLC

DELAWARE MANAGEMENT COMPANY

ENHANCED INVESTMENT TECHNOLOGIES, LLC

FRANKLIN PORTFOLIO ASSOCIATES, LLC

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

INTEGRITY ASSET MANAGEMENT, LLC

LEE MUNDER INVESTMENTS, LTD.

LSV ASSET MANAGEMENT

MARTINGALE ASSET MANAGEMENT, L.P.

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MAZAMA CAPITAL MANAGEMENT, INC.

MCKINLEY CAPITAL MANAGEMENT INC.

MONTAG & CALDWELL, INC.

PARAMETRIC PORTFOLIO ASSOCIATES

PEREGRINE CAPITAL MANAGEMENT, INC.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

SMITH BREEDEN ASSOCIATES, INC.

WELLINGTON MANAGEMENT COMPANY, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

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About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds).  The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients.  This prospectus gives you important information about the Class A Shares of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Equity, Mid-Cap, Real Estate and Managed Volatility Funds that you should know before investing.  Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information.  On the next page, there is some general information you should know about risk and return that is common to each of the Funds.  For more detailed information about the Funds, please see:

Page
LARGE CAP VALUE FUND	XXX
LARGE CAP GROWTH FUND	XXX
TAX-MANAGED LARGE CAP FUND	XXX
LARGE CAP DIVERSIFIED ALPHA FUND	XXX
SMALL CAP VALUE FUND	XXX
SMALL CAP GROWTH FUND	XXX
TAX-MANAGED SMALL CAP FUND	XXX
SMALL/MID CAP EQUITY FUND	XXX
MID-CAP FUND	XXX
REAL ESTATE FUND	XXX
MANAGED VOLATILITY FUND	XXX
MORE INFORMATION ABOUT FUND INVESTMENTS	XXX
INVESTMENT ADVISER AND SUB-ADVISERS	XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES	XXX
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES	XXX
FINANCIAL HIGHLIGHTS	XXX
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

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ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies.  In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies.  The degree to which an investor’s portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund.  Some Funds may have extremely volatile returns.  Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy’s overall level of volatility.  As a result, an asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles:  asset allocation, portfolio structure, the use of managers, and continuous portfolio management.  Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC’s investment philosophy.  SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class.  SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund.  These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes.  Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund.  A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal.  Each Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds’ assets in a way that they believe will help the Funds achieve their goals.  SIMC acts as “manager of managers” for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds’ investment policies and guidelines.  SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds’ Board.  Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal.  SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance.  In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments.  A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers.  These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade.  The estimated level of volatility for

4

each Fund is set forth in the Fund Summaries that follow.  The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

5

LARGE CAP VALUE FUND

Fund Summary

Investment Goal:	Long-term growth of capital and income

Share Price Volatility:	Medium to high

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a value style, the Fund invests in U.S. common stocks of large companies

Investment Strategy

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for ten years.  The performance information shown is based on full calendar years.

1996	20.45%
1997	36.74%
1998	11.35%
1999	4.93%
2000	5.74%
2001	-3.49%
2002	-17.84%
2003	29.45%
2004	15.06%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Frank Russell 1000 Value Index.

Large Cap Value Fund – Class A	1 Year		5 Years		10 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Frank Russell 1000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class A Shares is April 20, 1987.  Prior to October 3, 1994, the Fund was advised by a different investment adviser and performance for that period is not shown.  Index returns shown from October 31, 1994.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with lower growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Large Cap Value Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Large Cap Value Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

8

LARGE CAP GROWTH FUND

Fund Summary

Investment Goal:	Capital appreciation

Share Price Volatility:	Medium to high

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets in equity securities of large companies.  The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion.  The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SIMC.  Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

9

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for ten years.  The performance information shown is based on full calendar years.

1996	22.70%
1997	34.76%
1998	38.80%
1999	34.20%
2000	-19.41%
2001	-26.50%
2002	-29.24%
2003	25.33%
2004	7.57%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Frank Russell 1000 Growth Index.

Large Cap Growth Fund – Class A	1 Year		5 Years		10 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Frank Russell 1000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class A Shares is December 20, 1994.  Index returns shown from December 31, 1994.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with higher growth rates and price-to-book ratios.

10

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Large Cap Growth Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Large Cap Growth Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

11

TAX-MANAGED LARGE CAP FUND

Fund Summary

Investment Goal:	High long-term after-tax returns

Share Price Volatility:	Medium to high

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund seeks long-term capital appreciation while minimizing the current tax impact on shareholders by investing in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund’s assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Generally, the Sub-Advisers attempt to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund’s value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will under perform the market or their peers.  When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies

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whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization stocks may underperform other segments of the equity markets or the equity markets as a whole.

The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for seven years. The performance information shown is based on full calendar years.

1999	18.48%
2000	-12.42%
2001	-12.37%
2002	-23.22%
2003	27.81%
2004	11.50%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Frank Russell 1000 Index.

Tax-Managed Large Cap Fund – Class A	1 Year		5 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%
Frank Russell 1000 Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class A Shares is March 5, 1998.  Index returns shown from March 31, 1998.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Tax-Managed Large Cap Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Tax-Managed Large Cap Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

15

LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:	Capital appreciation

Share Price Volatility:	Medium to high

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities.  Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund’s principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund’s assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements.  In managing the Fund’s currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for

16

speculative purposes. The amount of the Fund’s portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $XX million and $XX billion as of December 31, 2005). Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index.  Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate.  There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate.  In addition, some derivative instruments are subject to counterparty risk.  If the counterparty defaults on its payments to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund’s primary investments (i.e., equity securities and derivatives based on the Fund’s benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund’s returns over the returns of the Fund’s benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund’s benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund’s investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in

17

emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.  The Fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The Fund commenced operation on December 14, 2005. Because the Fund did not have a full calendar year of performance as of December 31, 2005, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(Expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%*
Total Annual Fund Operating Expenses	X.XX	%**

*              Other expenses are based on estimated amounts for the current fiscal year.

**           The Fund’s total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Fund’s administrator and/or the Fund’s distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level.  The Fund’s administrator and/or distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund’s actual total operating expenses are expected to be as follows:

Large Cap Diversified Alpha Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years
Large Cap Diversified Alpha Fund – Class A Shares	$	XX	$	XX

19

SMALL CAP VALUE FUND

Fund Summary

Investment Goal:	Capital appreciation

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a value style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets in equity securities of small companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index.  The market capitalization range and the composition of the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change.  The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC.  Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital among other factors.

Due to its investment strategy, the Fund may buy and sell securities frequently.  This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

20

In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap stocks may be more volatile than those of larger companies.  These securities may be traded over the counter or listed on an exchange.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for ten years.  The performance information shown is based on full calendar years.

1996	22.13%
1997	35.11%
1998	-2.84%
1999	-6.99%
2000	23.13%
2001	12.43%
2002	-11.64%
2003	42.79%
2004	22.98%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Frank Russell 2000 Value Index.

Small Cap Value Fund – Class A	1 Year		5 Years		10 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Frank Russell 2000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class A Shares is December 20, 1994.  Index returns shown from December 31, 1994.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios.

22

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Small Cap Value Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Small Cap Value Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

23

SMALL CAP GROWTH FUND

Fund Summary

Investment Goal:	Long-term capital appreciation

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets in equity securities of small companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index.  The market capitalization range and the composition of the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change.  The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC.  Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation among other considerations.

Due to its investment strategy, the Fund may buy and sell securities frequently.  This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

24

In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap stocks may be more volatile than those of larger companies.  These securities may be traded over the counter or listed on an exchange.

25

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for ten years.  The performance information shown is based on full calendar years.

1996	19.14%
1997	8.38%
1998	5.59%
1999	75.22%
2000	-12.41%
2001	-12.45%
2002	-33.74%
2003	56.00%
2004	9.57%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Frank Russell 2000 Growth Index.

Small Cap Growth Fund – Class A	1 Year		5 Years		10 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Frank Russell 2000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class A Shares is April 20, 1992.  Index returns shown from April 30, 1992.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

26

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Small Cap Growth Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Small Cap Growth Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

27

TAX-MANAGED SMALL CAP FUND

Fund Summary

Investment Goal:	High long-term after-tax returns

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund seeks long-term capital appreciation while minimizing the current tax impact on shareholders by buying and holding undervalued small cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Tax-Managed Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2500 Index (between XX million and XX billion as of December 31, 2005).  The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund’s assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments.  Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.  Generally, the Sub-Advisers attempt to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity

28

in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap stocks may be more volatile than those of larger companies.  These securities may be traded over the counter or listed on an exchange.

The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

29

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for five years.  The performance information shown is based on full calendar years.

2001	-2.96%
2002	-19.12%
2003	48.70%
2004	16.62%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Frank Russell 2500 Index.

Tax-Managed Small Cap Fund – Class A	1 Year		5 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%
Frank Russell 2500 Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class A Shares is October 31, 2000.  Index returns shown from October 31, 2000.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 2500 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

30

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Tax-Managed Small Cap Fund – Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Tax-Managed Small Cap Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

31

SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal:	Long-term capital appreciation

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund invests in the common stocks and other equity securities of small to medium sized issuers

Investment Strategy

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2500 Index (between $XX million and $X.X billion as of December 31, 2005).  The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC.  For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors).

Due to its investment strategy, the Fund may buy and sell securities frequently.  This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

32

In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.  The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap and medium cap stocks may be more volatile than those of larger companies.  Small cap stocks may be traded over the counter or listed on an exchange.

33

Performance Information

As of January 31, 2006, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(Expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%*
Total Annual Fund Operating Expenses	X.XX	%**

*              Other expenses are based on estimated amounts for the current fiscal year.

**           The Fund’s total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund’s administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s administrator may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses are expected to be as follows:

Small/Mid Cap Equity Fund – Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years
Small/Mid Cap Equity Fund – Class A Shares	$	XX	$	XX

34

MID-CAP FUND

Fund Summary

Investment Goal:	Long-term capital appreciation

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing a sub-adviser that manages in a core style, the Fund invests in mid-cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Mid-Cap Fund will invest at least 80% of its net assets in equity securities of medium sized companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations between $500 million and $5 billion.  The Fund utilizes a Sub-Adviser to manage the Fund’s portfolio under the general supervision of SIMC.  The Sub-Adviser, in managing the Fund’s assets, selects stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

Due to its investment strategy, the Fund may buy and sell securities frequently.  This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that medium capitalization companies may underperform other segments of the equity markets or the equity markets as a whole.

35

The medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

36

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for ten years.  The performance information shown is based on full calendar years.

1996	26.66%
1997	31.88%
1998	3.30%
1999	8.95%
2000	4.92%
2001	1.10%
2002	-14.31%
2003	40.97%
2004	22.74%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Frank Russell Mid-Cap Index.

Mid-Cap Fund – Class A	1 Year		5 Years		10 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Frank Russell Mid-Cap Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%	X.XX	%

*	The inception date for the Fund’s Class A Shares is February 16, 1993. Index returns shown from February 28, 1993.
**

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell Mid-Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest U.S. companies.

37

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the the Fund’s distributor waived a portion of its fees in order to keep total operating expenses at a specified level.  The Fund’s distributor may discontinue all or part of this waiver at any time.  With this fee waiver, the Fund’s actual total operating expenses were as follows:

Mid-Cap Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Mid-Cap Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

38

REAL ESTATE FUND

Fund Summary

Investment Goal:	Total return, including current income and capital appreciation

Share Price Volatility:	Medium

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund seeks above average total return, including current income and capital appreciation, by investing in real estate securities

Investment Strategy

Under normal circumstances, the Real Estate Fund will invest at least 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of real estate investment trusts (REITs) and real estate operating companies (REOCs)).  The Fund is non-diversified and expects to hold a relatively small number of securities, thus increasing the importance of each holding. Generally, the Fund will invest in real estate companies operating in the United States.  The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund’s investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants.  In addition to these risks, REITs and REOCs are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or a single type of property.  These factors may increase the volatility of the Fund’s investments in REITs or REOCs.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an

39

ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform the other segments of the equity markets or the equity markets as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the real estate industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

40

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class A Shares for two years.  The performance information shown is based on full calendar years.

2004	36.94%
2005	X.XX	%

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Dow Jones Wilshire Real Estate Securities Index.

Real Estate Fund – Class A	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Dow Jones Wilshire Real Estate Securities Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*	The inception date for the Fund’s Class A Shares is November 13, 2003. Index returns shown from November 30, 2003.
**

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and REOCs. The index is capitalization-weighted.

41

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(Expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the current fiscal year were less than the amount shown above because the Adviser, the Fund’s administrator and the Fund’s distributor waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser, the Fund’s administrator and/or the Fund’s distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund’s actual total operating expenses were:

Real Estate Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Real Estate Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

42

MANAGED VOLATILITY FUND

Fund Summary

Investment Goal:	Capital appreciation with less volatility than the broad U.S. equity markets

Share Price Volatility:	Medium

Principal Investment Strategy:

The Fund invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation but with a lower level of volatility than the broad U.S. equity markets

Investment Strategy

The Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges.  These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund also may invest in futures, options on futures, and swap agreements and engage in short sales.

The Fund may use a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC.  Each Sub-Adviser, in managing its portion of the Fund’s assets, employs various investment strategies intended to achieve returns similar to that of the broad U.S. equity markets but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio’s volatility.  The Sub-Advisers may also use these instruments and techniques for non-hedging purposes.  The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund’s value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers.  When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers.  This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in

43

response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.  Although the Fund seeks to achieve returns similar to that of the broad U.S. equity markets but with a lower level of volatility, there can be no assurance that the Fund will be able to achieve this objective.  In fact, the Fund may have greater volatility than that of the broad U.S. equity markets.  The Fund is also subject to the risk that the equity securities the Fund invests in may underperform, or equity securities that the Fund sells short may outperform, other segments of the equity markets or the equity markets as a whole.

The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions.  Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund’s price volatility.  However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index.  Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate.  There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate.  In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the

44

Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.  The Fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

45

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class A Shares for one year.  The performance information shown is based on a full calendar year.

2005	X.XX	%

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the S&P 500 Composite Stock Price Index.

Real Estate Fund – Class A	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Dow Jones Wilshire Real Estate Securities Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*	The inception date for the Fund’s Class A Shares is October 28, 2004. Index returns shown from November 30, 2004.
**

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Composite Stock Price Index is a [XX].  [TO BE PROVIDED IN NEXT FILING.]

46

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*              The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund’s administrator and/or the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Fund’s administrator and/or the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Managed Volatility Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Managed Volatility Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

47

More Information About Fund Investments

This prospectus describes the Funds’ primary investment strategies.  However, each Fund also may invest in other securities, use other strategies and engage in other investment practices.  These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions.  During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s objectives.  In addition, for temporary defensive purposes, the Small Cap Growth Fund may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities; and, when the Adviser or Sub-Adviser determines that market conditions warrant, the Mid-Cap Fund may invest all or a portion of its assets in equity securities of larger companies.  A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income.  Of course, there is no guarantee that any Fund will achieve its investment goal.

Investment Adviser and Sub-Advisers

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund’s assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program.  SIMC oversees the Sub-Advisers to ensure compliance with the Funds’ investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style.  The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC.  SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds.  SIMC makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.  As of December 31, 2005, SIMC had more than $XX.X billion in assets under management.  For the fiscal year ended September 30, 2005, SIMC received investment advisory fees, as a percentage of each Fund’s net assets, at the following annual rates:

Large Cap Value Fund	X.XX	%*
Large Cap Growth Fund	X.XX	%*
Tax-Managed Large Cap Fund	X.XX	%*
Small Cap Value Fund	X.XX	%*
Small Cap Growth Fund	X.XX	%*
Tax-Managed Small Cap Fund	X.XX	%*
Mid-Cap Fund	X.XX	%
Real Estate Fund	X.XX	%*
Managed Volatility Fund	X.XX	%*

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*              After fee waivers.

For the fiscal year ended September 30, 2005, the Large Cap Diversified Alpha and Small/Mid Cap Equity Funds were not in operation.  The Funds will pay SIMC investment advisory fees, as a percentage of each Fund’s net assets, at the following annual rates:

Large Cap Diversified Alpha Fund	X.XX	%
Small/Mid Cap Equity Fund	X.XX	%

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement is available in the Funds’ September 30, 2005 annual report, which covers the period October 1, 2004 through September 30, 2005.

Sub-Advisers and Portfolio Managers

Large Cap Value Fund:

Alliance Capital Management L.P.:  Sanford C. Bernstein (Bernstein), a unit of Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Value Fund.  Drew Demakis, Chief Investment Officer of the Structured Equity Investment Policy Group, manages the portion of the Large Cap Value Fund’s assets allocated to Bernstein.  Mr. Demakis is also a member of the core/blend services investment team and chairman of Berstein’s Risk Investment Policy Group.  Mr. Demakis joined Bernstein in 1998.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manage the portion of the Large Cap Value Fund’s assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and portfolio manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and portfolio manager has been with the firm for 12 years. Mr. Johnson directs AJO’s research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and portfolio manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and portfolio manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Franklin Portfolio Associates, LLC:  Franklin Portfolio Associates, LLC (FPA), located at One Boston Place, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Large Cap Value Fund.  A team of investment professionals at FPA, led by John Cone, manages the portion of the Large Cap Value Fund’s assets allocated to FPA.  The team also includes Michael Dunn, Oliver Buckley, Kristin Crawford and Tony Garvin.  Mr. Cone is the Chief Executive Officer and President of FPA, and has been with FPA since its inception in 1982.  Michael Dunn, Senior Vice President and Senior Portfolio Manager, joined the firm in 1999. Oliver Buckley, Senior Vice President and Senior Portfolio Manager, and Kristin Crawford, Vice President and Portfolio Manager, both joined the firm in 2000. Tony Garvin, Senior Vice President and Senior Portfolio Manager, joined the firm in April 2004. Before joining the firm, Mr. Garvin was a portfolio manager for Batterymarch Financial Management from 2001

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to 2004. Patrick Slattery, Vice President and Portfolio Manager, joined the firm in July 2005. Before joining the firm, Mr. Slattery was a Portfolio Manager and Quantitative Analyst at Independence Investment LLC from 1995 to 2003.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Large Cap Value Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Large Cap Value Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Large Cap Growth Fund:

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals at Delaware manages the portion of the Large Cap Growth Fund’s assets allocated to Delaware. The team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Growth Fund’s assets allocated to INTECH. Dr. Fernholz’s role is to set policy for the investment strategy and to implement and supervise the optimization process. He has been with INTECH since 1987. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios. These individuals have been with INTECH since 1988, 1991 and 1998, respectively.

Goldman Sachs Asset Management, L.P.:  Goldman Sachs Asset Management, L.P. (GSAM), a business unit of the Investment Management Division of Goldman, Sachs & Co., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Growth Fund.  A team of investment professionals at GSAM manages the portion of the Large Cap Growth Fund’s assets allocated to GSAM. The team consists of Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell and Steven M. Barry. Mr. Ehlers, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1999.

Montag & Caldwell, Inc.:  Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326-3248, serves as a Sub-Adviser to the

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Large Cap Growth Fund.  William A. Vogel, Executive Vice President of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Growth Fund’s assets allocated to Montag & Caldwell.  Mr. Vogel has been a portfolio manager at Montag & Caldwell for 17 years, and has 24 years of investment experience.

Peregrine Capital Management Inc.:  Peregrine Capital Management Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402-2018, serves as a Sub-Adviser to the Large Cap Growth Fund.  John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Large Cap Growth Fund’s assets allocated to Peregrine.  Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968.  Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals at QMA manages the portion of the Large Cap Growth Fund’s assets allocated to QMA. Margaret S. Stumpp is responsible for the portfolio management and investment strategy of the Fund, and is portfolio manager for QMA’s enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp has been with QMA since the firm’s formation in 2003. Prior to that, Ms. Stumpp was employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Director. QMA is a subsidiary of PIM. Peter Xu, Ph.D., Managing Director, Mitchell B. Stern, Ph.D., Vice President, and Ted Lockwood, Managing Director, are responsible for the portfolio management and investment research for the Fund. Dr. Xu conducts equity market research, the results of which are used in QMA’s stock selection process of all quantitative core equity portfolios. Prior to his work at QMA, Dr. Xu was employed by PIM, starting in 1997. Dr. Stern is responsible for the research, development, and management of QMA’s structured products, and is a portfolio manager for QMA’s tax-managed separate accounts. Prior to his work at QMA, Dr. Stern was employed by PIM, starting in 1997. Mr. Lockwood oversees a portion of QMA’s equity area, which includes derivative and index funds. He is also responsible for managing portfolios, investment research and new product development. Prior to his work at QMA, Mr. Lockwood was employed by PIM, starting in 1988.

Tax-Managed Large Cap Fund:

Alliance Capital Management L.P.:  Sanford C. Bernstein (Bernstein), a unit of Alliance Capital Management L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  Drew Demakis, Chief Investment Officer of the Structured Equity Investment Policy Group, manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to Bernstein.  Mr. Demakis is also a member of the core/blend services investment team and chairman of Berstein’s Risk Investment Policy Group. Mr. Demakis joined Bernstein in 1998.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manage the portion of the Tax-Managed Large Cap Fund’s assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and portfolio manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and portfolio manager has been with the firm for 12 years. Mr. Johnson directs AJO’s research and development efforts.

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Gina Marie N. Moore, CFA, CPA, Principal and portfolio manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and portfolio manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at Delaware manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to Delaware. The team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Franklin Portfolio Associates, LLC:  Franklin Portfolio Associates, LLC (FPA), located at One Boston Place, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  A team of investment professionals at FPA, led by John Cone, manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to FPA.  The team also includes Michael Dunn, Oliver Buckley, Kristin Crawford and Tony Garvin.  Mr. Cone is the Chief Executive Officer and President of FPA, and has been with FPA since its inception in 1982.  Michael Dunn, Senior Vice President and Senior Portfolio Manager, joined the firm in 1999. Oliver Buckley, SeniorVice President and Senior Portfolio Manager, and Kristin Crawford, Vice President and Portfolio Manager, both joined the firm in 2000. Tony Garvin, Senior Vice President and Senior Portfolio Manager, joined the firm in April 2004. Before joining the firm, Mr. Garvin was a Portfolio Manager for Batterymarch Financial Management from 2001 to 2004. Patrick Slattery, Vice President and Portfolio Manager, joined the firm in July 2005. Before joining the firm, Mr. Slattery was a Portfolio Manager and Quantitative Analyst at Independence Investment LLC from 1995 to 2003.

Goldman Sachs Asset Management, L.P.:  Goldman Sachs Asset Management, L.P. (GSAM), a business unit of the Investment Management Division of Goldman, Sachs & Co., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at GSAM manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to GSAM. The team consists of Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell and Steven M. Barry. Mr. Ehlers, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1999.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Tax-Managed Large Cap Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Tax-Managed Large Cap Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Montag & Caldwell, Inc.:  Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326-3248, serves as a Sub-Adviser to the

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Tax-Managed Large Cap Fund.  William A. Vogel, Executive Vice President of Montag & Caldwell, serves as portfolio manager of the portion of the Tax-Managed Large Cap Fund’s assets allocated to Montag & Caldwell.  Mr. Vogel has been a portfolio manager at Montag & Caldwell for 17 years, and has 24 years of investment experience.

Parametric Portfolio Associates:  Parametric Portfolio Associates (Parametric), located at 1151 Fairview Avenue North, Seattle, Washington 98109-4418, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  A team of investment professionals at Parametric, led by David Stein, Managing Director and Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Director of Portfolio Management, manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to Parametric.  Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively.

Peregrine Capital Management, Inc.:  Peregrine Capital Management, Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402-2018, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Tax-Managed Large Cap Fund’s assets allocated to Peregrine. Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968. Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

Large Cap Diversified Alpha Fund:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Harindra de Silva, President and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Greg McMurran, Chief Investment Officer, has been a member of the portfolio management team since joining the firm 29 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining the firm six years ago. Portfolio management responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Bein and Mr. Sapra. Mr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran works in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manage the portion of the Large Cap Diversified Alpha Fund’s assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and portfolio manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and portfolio manager has been with the firm for 12 years. Mr. Johnson directs AJO’s research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and portfolio manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and portfolio manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Bridgewater, consisting of

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Raymond T. Dalio, Robert P. Prince and Greg Jensen, manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 24 years of investment experience. Mr. Jensen is Director of Research and Trading of Bridgewater and has 9 years of investment experience. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Delaware manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Delaware. The team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to INTECH. Dr. Fernholz’s role is to set policy for the investment strategy and to implement and supervise the optimization process. He has been with INTECH since 1987. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios. These individuals have been with INTECH since 1988, 1991 and 1998, respectively.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at QMA manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to QMA. Margaret S. Stumpp is responsible for the portfolio management and investment strategy of the Fund, and is portfolio manager for QMA’s enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp has been with QMA since the firm’s formation in 2003. Prior to that, Ms. Stumpp was employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Director. QMA is a subsidiary of PIM. Peter Xu, Ph.D., Managing Director, Mitchell B. Stern, Ph.D., Vice President, and Ted Lockwood, Managing Director, are responsible for the portfolio management and investment research for the Fund. Dr. Xu conducts equity market research, the results of which are used in QMA’s stock selection process of all quantitative core equity portfolios. Prior to his work at QMA, Dr. Xu was employed by PIM, starting in 1997. Dr. Stern is responsible for the research, development, and management of QMA’s structured products, and is a portfolio manager for QMA’s tax-managed separate accounts. Prior to his work at QMA, Dr. Stern was employed by PIM, starting in 1997. Mr. Lockwood oversees a portion of QMA’s equity area,

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which includes derivative and index funds. He is also responsible for managing portfolios, investment research and new product development. Prior to his work at QMA, Mr. Lockwood was employed by PIM, starting in 1988.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Smith Breeden, led by John Sprow, Senior Portfolio Manager, and John Kerschner, CFA, Senior Portfolio Manager, manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Smith Breeden. Mr. Sprow joined Smith Breeden in 1987 and has 17 years of investment experience. Mr. Kerschner joined Smith Breeden in 1994 and has 14 years of investment experience.

Small Cap Value Fund:

Artisan Partners Limited Partnership:  Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Value Fund.  Scott C. Satterwhite and James C. Kieffer, both Managing Directors of Artisan, serve as portfolio managers of the portion of the Small Cap Value Fund’s assets allocated to Artisan.  Each portfolio manager is responsible for researching investment opportunities for the Small Cap Value Fund and participates in the securities selection process for the Small Cap Value Fund.  Messrs. Satterwhite and Kieffer joined Artisan in 1997.

BlackRock Advisors, Inc.:  BlackRock Advisors, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Value Fund.  Wayne Archambo, CFA, serves as lead portfolio manager and Kate O’Connor, CFA, serves as co-portfolio manager of the portion of the Small Cap Value Fund’s assets allocated to BlackRock.  Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.’s small and mid cap value equity products since the firm’s inception in 1995.  Prior to joining BlackRock in 2002, Ms. O’Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and as a principal at Boston Partners Asset Management, L.P. from 1997-2000.

David J. Greene and Company, LLC:  David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Value Fund.  Benjamin H. Nahum, Executive Vice President and Portfolio Manager, and Michael C. Greene, Chief Executive Officer, of David J. Greene serve as portfolio managers of the portion of the Small Cap Value Fund’s assets allocated to David J. Greene.  Messrs. Nahum and Greene have been Owners/Principals of the firm for the past 14 years.

Lee Munder Investments, Ltd.:  Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund.  R. Todd Vingers, CFA, serves as portfolio manager of the portion of the Small Cap Value Fund’s assets allocated to LMIL.  Mr. Vingers joined LMIL in 2002, and served as Vice President and Senior Portfolio Manager for American Century Investments before coming to LMIL. Mr. Vingers has over 15 years of investment experience.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Small Cap Value Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.50% of the average monthly market value of the

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portion of the Small Cap Value Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Martingale Asset Management, L.P.:  Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund.  A team of investment professionals, led by William E. Jacques, CFA, Partner, Executive Vice President and Chief Investment Officer, at Martingale manages the portion of the Small Cap Value Fund’s assets allocated to Martingale. Mr. Jacques is responsible for overseeing portfolio management, investment research and trading. Mr. Jacques founded Martingale in 1987. Samuel Nathans, CFA, Partner, Senior Vice President and Senior Portfolio Manager, is responsible for the portfolio construction process for both the equity market neutral accounts and traditional long-only accounts. Mr. Nathans joined Martingale in 1999. Douglas E. Stark, CFA, Senior Vice President and Director of Research, is responsible for much of Martingale’s research and development of equity valuation processes. Mr. Stark joined Martingale in 1998.

Wellington Management Company, LLP:  Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Small Cap Value Fund.  James P. Hoffmann, Senior Vice President and Partner, serves as portfolio manager of the portion of the Small Cap Value Fund’s assets allocated to Wellington Management.  Mr. Hoffmann joined Wellington Management in 1997, and has over 20 years of investment experience.

Small Cap Growth Fund:

Delaware Management Company:  Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small Cap Growth Fund.  A team of investment professionals at Delaware manages the portion of the Small Cap Growth Fund’s assets allocated to Delaware.  Marshall T. Bassett, Senior Vice President and Chief Investment Officer – Emerging Growth Equity, leads the Emerging Growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined Delaware in 1997. Steven G. Catricks, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the Emerging Growth Equity team. Mr. Catricks joined Delaware in 2001, and prior to joining, worked as an equity analyst at BlackRock Financial. Barry S. Gladstein, Vice President and Portfolio Manager, is responsible for providing oversight and research to the Emerging Growth Equity team’s products. Mr. Gladstein joined Delaware in 1995. Chrisopher M. Holland, Vice President and Portfolio Manager, works in the business services sector of the Emerging Growth Equity team. Mr. Holland joined Delaware in 2001, and before joining, worked at BlackRock Financial. Steven T. Lampe, Vice President and Portfolio Manager, works in the business and financial services sector of the Emerging Growth Equity team. Mr. Lampe joined Delaware in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the Emerging Growth Equity team. Mr. Todorow joined Delaware in 2003, and before joining the firm he was an executive director of Morgan Stanley Investment Management and as a portfolio manager for the small/mid-cap group. Rudy D. Torrijos III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined Delaware in 2005, and before joining, worked as a technology analyst for Fiduciary Trust Co., International for two years and at Neuberger Berman Growth Group as a analyst and then a fund manager from 1997-2002. Lori P. Wachs, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the Emerging Growth Equity group. Ms. Wachs joined Delaware in 1992.

Lee Munder Investments, Ltd.:  Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth Fund.  Andrew Beja, CFA, Managing Director of LMIL, and Thomas Holman, Portfolio Manager, serve as portfolio managers of the portion of the Small Cap Growth Fund’s assets allocated to LMIL.  Mr. Beja joined LMIL in 2000 and has over 19 years of investment experience. Mr. Holman joined LMIL in 1997 and has over 12 years of investment experience.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals, led by William E. Jacques, CFA, Partner, Executive Vice President and Chief Investment Officer, at Martingale manages the portion of the Small Cap Growth Fund’s assets allocated to Martingale. Mr. Jacques is responsible for overseeing portfolio management, investment research and trading. Mr. Jacques founded Martingale in 1987. Samuel Nathans, CFA, Partner, Senior Vice President and Senior Portfolio Manager, is responsible for the portfolio construction process for both the equity market neutral accounts and traditional long-only accounts. Mr. Nathans joined Martingale in 1999.  Douglas E.

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Stark, CFA, Senior Vice President and Director of Research, is responsible for much of Martingale’s research and development of equity valuation processes. Mr. Stark joined Martingale in 1998.

Mazama Capital Management, Inc.:  Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Growth Fund.  A team of investment professionals at Mazama manage the portion of the Fund’s assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, whose role is to oversee the portfolio construction process including security selection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and joined the firm in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities from 1999 to 2002, and Mr. Clulow was employed at UBS Warburg from 2000 to 2002.

McKinley Capital Management Inc.:  McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of seven investment professionals led by Robert B. Gillam manages the portion of the Small Cap Growth Fund’s assets allocated to McKinley Capital. Mr. Robert B. Gillam has been the President and Chief Investment Officer at McKinley Capital since the firm’s inception in 1990, and has over 32 years of investment experience. Robert A. Gillam, CFA, Director of Global Equities, joined the firm in 1993. Mr. Robert A. Gillam has over 11 years of investment experience. Greg Samorajski, CFA, Portfolio Manager, joined the firm in 1997. Mr. Samorajski has over 20 years of investment experience. Frederic Parke, Portfolio Manager, joined the firm in 1997. Mr. Parke has over 20 years of investment experience. Sheldon Lien, CFA, Portfolio Manager, joined the firm in 1996. Mr. Lien has over 9 years of investment experience. Brandon Rinner, CFA, Portfolio Manager, joined the firm in 1998. Mr. Rinner has over 8 years of investment experience. Paul Hanson, CFA, Portfolio Manager, joined the firm in 2000. Mr. Hanson has over six years of investment experience.

Wellington Management Company, LLP:  Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Growth Fund.  Jamie A. Rome, CFA, Senior Vice President, serves as portfolio manager of the portion of the Small Cap Growth Fund’s assets allocated to Wellington Management.  Mr. Rome joined Wellington Management in 1994, and has 19 years of investment experience.

Tax-Managed Small Cap Fund:

BlackRock Advisors, Inc.:  BlackRock Advisors, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund.  Wayne Archambo, CFA, serves as lead portfolio manager and Kate O’Connor, CFA, serves as co-portfolio manager of the portion of the Tax-Managed Small Cap Fund’s assets allocated to BlackRock.  Prior to joining BlackRock in 2002, Mr. Archambo was a founding

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partner and manager of Boston Partners Asset Management, L.P.’s small and mid cap value equity products since the firm’s inception in 1995.  Prior to joining BlackRock in 2002, Ms. O’Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and as a principal at Boston Partners Asset Management, L.P. from 1997-2000.

David J. Greene and Company, LLC:  David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. Benjamin H. Nahum, Executive Vice President, serves as lead Portfolio Manager for the portion of the Tax-Managed Small Cap Fund’s assets allocated to David J. Greene.  Michael C. Greene, Chief Executive Officer, serves as back-up Portfolio Manager. Mr. Nahum is responsible for evaluating research recommendations, determining holdings size, and establishing sector weights within the Tax-Managed Small Cap Fund’s specified guidelines and investment objectives. Messrs. Nahum and Greene have been Owners/Principals of the firm for the past 14 years.

Delaware Management Company:  Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund.  A team of investment professionals at Delaware manages the portion of the Tax-Managed Small Cap Fund’s assets allocated to Delaware.  Marshall T. Bassett, Senior Vice President and Chief Investment Officer – Emerging Growth Equity, leads the Emerging Growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined Delaware in 1997. Steven G. Catricks, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the Emerging Growth Equity team. Mr. Catricks joined Delaware in 2001, and prior to joining, worked as an equity analyst at BlackRock Financial. Barry S. Gladstein, Vice President and Portfolio Manager, is responsible for providing oversight and research to the Emerging Growth Equity team’s products. Mr. Gladstein joined Delaware in 1995. Chrisopher M. Holland, Vice President and Portfolio Manager, works in the business services sector of the Emerging Growth Equity team. Mr. Holland joined Delaware in 2001, and before joining, worked at BlackRock Financial. Steven T. Lampe, Vice President and Portfolio Manager, works in the business and financial services sector of the Emerging Growth Equity team. Mr. Lampe joined Delaware in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the Emerging Growth Equity team. Mr. Todorow joined Delaware in 2003, and before joining the firm he was an executive director of Morgan Stanley Investment Management and as a portfolio manager for the small/mid-cap group. Rudy D. Torrijos III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined Delaware in 2005, and before joining, worked as a technology analyst for Fiduciary Trust Co., International for two years and at Neuberger Berman Growth Group as a analyst and then a fund manager from 1997-2002. Lori P. Wachs, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the Emerging Growth Equity group. Ms. Wachs joined Delaware in 1992.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Tax-Managed Small Cap Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.40% of the average monthly market value of the portion of the Tax-Managed Small Cap Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Mazama Capital Management, Inc.:  Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund.  A team of investment professionals at Mazama manage the portion of the Fund’s assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, whose role is to oversee the portfolio construction process including security selection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and joined the firm in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities from 1999 to 2002, and Mr. Clulow was employed at UBS Warburg from 2000 to 2002.

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McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund.  A team of seven investment professionals led by Robert B. Gillam manages the portion of the Tax-Managed Small Cap Fund’s assets allocated to McKinley Capital. Mr. Robert B. Gillam has been the President and Chief Investment Officer at McKinley Capital since the firm’s inception in 1990, and has over 32 years of investment experience. Robert A. Gillam, CFA, Director of Global Equities, joined the firm in 1993. Mr. Robert A. Gilliam has over 11 years of investment experience. Greg Samorajski, CFA, Portfolio Manager, joined the firm in 1997. Mr. Samorajski has over 20 years of investment experience. Frederic Parke, Portfolio Manager, joined the firm in 1997. Mr. Parke has over 20 years of investment experience. Sheldon Lien, CFA, Portfolio Manager, joined the firm in 1996. Mr. Lien has over 9 years of investment experience. Brandon Rinner, CFA, Portfolio Manager, joined the firm in 1998. Mr. Rinner has over 8 years of investment experience. Paul Hanson, CFA, Portfolio Manager, joined the firm in 2000. Mr. Hanson has over six years of investment experience.

Parametric Portfolio Associates: Parametric Portfolio Associates (Parametric), located at 1151 Fairview Avenue North, Seattle, Washington 98109-4418, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. David Stein, Managing Director and Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Director of Portfolio Management, manage the portion of the Tax-Managed Small Cap Fund’s assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively.

Small/Mid Cap Equity Fund:

BlackRock Advisors, Inc.:  BlackRock Advisors, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Wayne Archambo, CFA, serves as lead portfolio manager and Kate O’Connor, CFA, serves as co-portfolio manager of the portion of the Small/Mid Cap Equity Fund’s assets allocated to BlackRock.  Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.’s small and mid cap value equity products since the firm’s inception in 1995.  Prior to joining BlackRock in 2002, Ms. O’Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and as a principal at Boston Partners Asset Management, L.P. from 1997-2000.

Delaware Management Company:  Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  A team of investment professionals at Delaware manages the portion of the Small/Mid Cap Equity Fund’s assets allocated to Delaware.  Marshall T. Bassett, Senior Vice President and Chief Investment Officer – Emerging Growth Equity, leads the Emerging Growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined Delaware in 1997. Steven G. Catricks, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the Emerging Growth Equity team. Mr. Catricks joined Delaware in 2001, and prior to joining, worked as an equity analyst at BlackRock Financial. Barry S. Gladstein, Vice President and Portfolio Manager, is responsible for providing oversight and research to the Emerging Growth Equity team’s products. Mr. Gladstein joined Delaware in 1995. Chrisopher M. Holland, Vice President and Portfolio Manager, works in the business services sector of the Emerging Growth Equity team. Mr. Holland joined Delaware in 2001, and before joining, worked at BlackRock Financial. Steven T. Lampe, Vice President and Portfolio Manager, works in the business and financial services sector of the Emerging Growth Equity team. Mr. Lampe joined Delaware in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the Emerging Growth Equity team. Mr. Todorow joined Delaware in 2003, and before joining the firm he was an executive director of Morgan Stanley Investment Management and as a portfolio manager for the small/mid-cap group. Rudy D. Torrijos III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined Delaware in 2005, and before joining, worked as a technology analyst for Fiduciary Trust Co., International for two years and at Neuberger Berman Growth Group as a analyst and then a fund manager from 1997-2002. Lori P. Wachs, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the Emerging Growth Equity group. Ms. Wachs joined Delaware in 1992.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky, 40202, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund’s assets allocated to Integrity. The team consists of Daniel G. Bandi, Chief Investment Officer, Value Equities and Principal, CFA, Daniel J. DeMonica, Senior Portfolio Manager and Principal, CFA, Adam I. Friedman, Senior Portfolio Manager and Principal, and William H. McNett, Senior Portfolio Manager and Principal, CFA. Each of the team members has been with Integrity for 3 years. Prior to joining the firm, Mr. Bandi,

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Mr. DeMonica and Mr. Friedman were all employed by National City Investment Co. for 5, 6 and 5 years, respectively. Mr. McNett was previously employed by Turner Investments for 4 years.

Lee Munder Investments, Ltd.:  Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Andrew Beja, CFA, Managing Director of LMIL, and Thomas Holman, Portfolio Manager, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund’s assets allocated to LMIL.  Mr. Beja joined LMIL in 2000 and has over 19 years of investment experience. Mr. Holman joined LMIL in 1997 and has over 12 years of investment experience.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.45% of the average monthly market value of the portion of the Small/Mid Cap Equity Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Martingale Asset Management, L.P.:  Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  A team of investment professionals, led by William E. Jacques, CFA, Partner, Executive Vice President and Chief Investment Officer, at Martingale manages the portion of the Small/Mid Cap Equity Fund’s assets allocated to Martingale. Mr. Jacques is responsible for overseeing portfolio management, investment research and trading. Mr. Jacques founded Martingale in 1987. Samuel Nathans, CFA, Partner, Senior Vice President and Senior Portfolio Manager, is responsible for the portfolio construction process for both the equity market neutral accounts and traditional long-only accounts. Mr. Nathans joined Martingale in 1999. Douglas E. Stark, CFA, Senior Vice President and Director of Research, is responsible for much of Martingale’s research and development of equity valuation processes. Mr. Stark joined Martingale in 1998.

Mazama Capital Management, Inc.:  Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  A team of investment professionals at Mazama manage the portion of the Fund’s assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, whose role is to oversee the portfolio construction process including security selection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and joined the firm in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities from 1999 to 2002, and Mr. Clulow was employed at UBS Warburg from 2000 to 2002.

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Security Capital Research & Management Incorporated:  Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz, Kevin W. Bedell and David E. Rosenbaum serve as portfolio managers to the Small/Mid Cap Equity Fund.  Mr. Manno is the CEO, President and Chief Investment Officer, and has been with the firm since 1994.  Mr. Statz is a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Mr. Statz has been with the firm since 1995.  Mr. Bedell is a Managing Director, and he directs the investment analysis team. Mr. Bedell has been with the firm since 1996. Mr. Rosenbaum is a Managing Director, and he leads the investment structuring team.  Mr. Rosenbaum has been with the firm since 1997.

Wellington Management Company, LLP:  Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Jamie A. Rome, CFA, Senior Vice President, serves as portfolio manager of the portion of the Small/Mid Cap Equity Fund’s assets allocated to Wellington Management.  Mr. Rome joined Wellington Management in 1994, and has 19 years of investment experience.

Mid-Cap Fund:

Martingale Asset Management, L.P.:  Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as the Sub-Adviser to the Mid-Cap Fund.  A team of investment professionals, led by William E. Jacques, CFA, Partner, Executive Vice President and Chief Investment Officer, manages the portion of the Mid-Cap Fund’s assets allocated to Martingale. Mr. Jacques is responsible for overseeing portfolio management, investment research and trading. Mr. Jacques founded Martingale in 1987. Samuel Nathans, CFA, Partner, Senior Vice President and Senior Portfolio Manager, is responsible for the portfolio construction process for both the equity market neutral accounts and traditional long-only accounts. Mr. Nathans joined Martingale in 1999. Douglas E. Stark, CFA, Senior Vice President and Director of Research, is responsible for much of Martingale’s research and development of equity valuation processes. Mr. Stark joined Martingale in 1998.

Real Estate Fund:

Security Capital Research & Management Incorporated:  Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Real Estate Fund. Anthony R. Manno, Jr., Kenneth D. Statz, Kevin W. Bedell and David E. Rosenbaum serve as portfolio managers to the Real Estate Fund.  Mr. Manno is the CEO, President and Chief Investment Officer, and has been with the firm since 1994.  Mr. Statz is a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Mr. Statz has been with the firm since 1995.  Mr. Bedell is a Managing Director, and he directs the investment analysis team. Mr. Bedell has been with the firm since 1996. Mr. Rosenbaum is a Managing Director, and he leads the investment structuring team.  Mr. Rosenbaum has been with the firm since 1997.

Wellington Management Company, LLP:  Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Real Estate Fund.  James P. Hoffmann, Senior Vice President and Partner, serves as portfolio manager of the portion of the Real Estate Fund’s assets allocated to

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Wellington Management.  Mr. Hoffmann joined Wellington Management in 1997, and has over 20 years of investment experience.

Managed Volatility Fund:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the Managed Volatility Fund’s assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Harindra de Silva, President and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Greg McMurran, Chief Investment Officer, has been a member of the portfolio management team since joining the firm 29 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining the firm six years ago. Portfolio management responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Bein and Mr. Sapra. Mr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran works in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Managed Volatility Fund. A team of investment professionals manage the portion of the Managed Volatility Fund’s assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and portfolio manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and portfolio manager has been with the firm for 12 years. Mr. Johnson directs AJO’s research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and portfolio manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and portfolio manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class A Shares of the Funds.

The Funds offer Class A Shares only to financial institutions and intermediaries for their own or their customers’ accounts.  For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Funds’ Transfer Agent (or its authorized agent).  Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems.  Generally, cash

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investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed.  However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds’ procedures and applicable law.  The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations.  This includes those from any individual or group who, in a Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in a Fund in any twelve-month period).  For more information regarding the Funds’ policy and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day.  This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares.  These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution’s or intermediary’s procedures for transacting with the Funds.  For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.  Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).  So, for you to receive the current Business Day’s NAV, a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time.  A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund.  In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund’s Sub-Adviser, as applicable, reasonably believes that prices provided by

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independent pricing agents are reliable. However, there can be no assurance that a pricing service’s prices will be reliable. SIMC or a Fund’s Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund’s Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees.  The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds’ Board of Trustees.  The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds’ Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended, the security has been de-listed from a national exchange, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security’s primary pricing source is not able or willing to provide a price.  When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.  Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer’s industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Minimum Purchases

To purchase Class A Shares for the first time, you must invest at least $100,000 in any Fund ($150,000 for the Managed Volatility Fund) with minimum subsequent investments of at least $1,000.  A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

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The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements).  Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading.  These policies and procedures do not apply with respect to money market funds.  The Funds’ transfer agent will monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.                                          if the shareholder conducts four or more “round trips” in a Fund (other than a money market fund) in any twelve-month period.  A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares.  An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.                                       if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds’ policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders.  When applying the Funds’ policy, the Funds may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds’ monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds.  However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified.  For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques.  Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

While it is the Funds’ intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds’ policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds’ trading or exchange restrictions.  The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans.  The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies.  In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

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The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons.  Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  Accounts for the Funds are generally opened through other financial institutions or financial intermediaries.  When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you.  This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information.  In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application).  The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity.  As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law.  The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts.  If you have questions, call 1-800-DIAL-SEI.  If you own your shares through an account with a broker or other institution,

66

contact that broker or institution to sell your shares.  Your financial institution or intermediary may charge a fee for its services.  The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds’ authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days.  You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).  Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons.  More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class A Shares of any Fund for Class A Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone.  You may also exchange shares through your financial institution or intermediary by telephone.  This exchange privilege may be changed or canceled at any time upon 60 days’ notice.  When you exchange shares, you are really selling your shares and buying other Fund shares.  So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk.  The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions.  If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

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Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.  SIDCo. receives no compensation for distributing the Funds’ shares.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

Disclosure of Portfolio Holdings Information

Portfolio holdings information for a Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website).  Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds’ policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

The Funds distribute their investment income quarterly as a dividend to shareholders.  The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below the Funds have summarized some important tax issues that affect the Funds and their shareholders.  This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any.  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  If so, they are taxable whether or not you reinvest them.  Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.  Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives

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qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund.  Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares.  Long-term capital gains are currently taxable at the maximum rate of 15%.  Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year.  Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Tax-Managed Large Cap and Tax-Managed Small Cap Funds use a tax management technique known as highest in, first out.  Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

More information about taxes is in the Funds’ SAI.

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Financial Highlights

The tables that follow present performance information about Class A Shares of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, Real Estate and Managed Volatility Funds.  This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations.  Some of this information reflects financial information for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by [          ], an independent registered public accounting firm.  Their report, along with each Fund’s financial statements, appears in the annual report that accompanies the Funds’ SAI.  You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

The Large Cap Diversified Alpha and Small/Mid Cap Equity Funds did not have performance information as of September 30, 2005.

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For the periods ended September 30,
For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized And Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions

Large Cap Value Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX
2004	16.81	0.30	(1)	2.99	(1)	3.29	(0.30)		—	(0.30)
2003	13.94	0.25	(1)	2.86	(1)	3.11	(0.24)		—	(0.24)
2002	17.39	0.21		(3.26)		(3.05)	(0.21)		(0.19)	(0.40)
2001	18.70	0.21		(1.14)		(0.93)	(0.22)		(0.16)	(0.38)

Large Cap Growth Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX
2004	15.77	(0.01	)(1)	1.37	(1)	1.36	—		—	—
2003	12.97	—	(1)	2.81	(1)	2.81	(0.01	)(3)	—	(0.01	)(3)
2002	16.73	(0.04)	(1)	(3.72	)(1)	(3.76)	—		—	—
2001	36.24	(0.06)		(17.75)		(17.81)	—		(1.70)	(1.70)

Tax-Managed Large Cap Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX
2004	9.20	0.08	(1)	1.21	(1)	1.29	(0.08)		—	(0.08)
2003	7.50	0.08	(1)	1.70	(1)	1.78	(0.08)		—	(0.08)
2002	9.49	0.06		(1.98)		(1.92)	(0.07)		—	(0.07)
2001	13.62	0.07		(4.13)		(4.06)	(0.07)		—	(0.07)

Small Cap Value Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX
2004	17.45	0.03	(1)	4.32	(1)	4.35	(0.06)		(1.00)	(1.06)
2003	13.99	0.08	(1)	3.91	(1)	3.99	(0.09)		(0.44)	(0.53)
2002	15.66	0.08		(0.21)		(0.13)	(0.09)		(1.45)	(1.54)
2001	16.13	0.13		0.36		0.49	(0.14)		(0.82)	(0.96)

Small Cap Growth Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX

	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

Large Cap Value Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%
2004	19.80	19.66	4,153,475	0.85		1.59		0.97		46
2003	16.81	22.55	3,527,686	0.85		1.61		0.97		106
2002	13.94	(18.06)	2,896,977	0.85		1.23		0.97		41
2001	17.39	(5.08)	3,590,194	0.85		1.11		0.97		89

Large Cap Growth Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%
2004	17.13	8.62	3,846,240	0.85		(0.03)		1.02		36
2003	15.77	21.66	3,564,487	0.85		0.02		1.02		72
2002	12.97	(22.47)	2,904,802	0.85		(0.21)		1.02		62
2001	16.73	(51.08)	3,487,142	0.85		(0.29)		1.03		112

Tax-Managed Large Cap Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%
2004	10.41	14.05	1,977,883	0.85		0.83		1.02		29
2003	9.20	23.84	1,757,292	0.85		0.88		1.02		99
2002	7.50	(20.44)	1,436,467	0.85		0.65		1.03		80
2001	9.49	(29.92)	1,658,097	0.85		0.60		1.01		84

Small Cap Value Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%
2004	20.74	25.67	942,037	1.10		0.17		1.27		89
2003	17.45	29.28	795,501	1.10		0.52		1.27		99
2002	13.99	(2.20)	691,668	1.10		0.46		1.27		48
2001	15.66	3.12	794,109	1.10		0.78		1.26		99

Small Cap Growth Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized And Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions

2004	14.11	(0.10	)(1)	1.13	(1)	1.03	—		—	—
2003	9.62	(0.08	)(1)	4.57	(1)	4.49	—		—	—
2002	12.35	(0.09	)(1)	(2.64	)(1)	(2.73)	—		—	—
2001	30.57	(0.14)		(10.81)		(10.95)	—		(7.27)	(7.27)

Tax-Managed Small Cap Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX
2004	10.00	(0.04	)(1)	1.67	(1)	1.63	—		—	—
2003	7.54	(0.02	)(1)	2.48	(1)	2.46	—		—	—
2002	8.15	(0.01)		(0.60)		(0.61)	—		—	—
2001(2)	10.00	—		(1.84)		(1.84)	(0.01	)(3)	—	(0.01	)(3)

Mid-Cap Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX
2004	14.96	0.09	(1)	3.19	(1)	3.28	(0.11)		(0.29)	(0.40)
2003	11.74	0.11	(1)	3.25	(1)	3.36	(0.08)		(0.06)	(0.14)
2002	12.19	0.06		(0.46	)(4)	(0.40)	(0.05)		—	(0.05)
2001	17.42	0.07		(3.22)		(3.15)	(0.08)		(2.00)	(2.08)

Real Estate Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX
2004(5)	10.00	0.21	(1)	1.85(1)		2.06	(0.17)		—	(0.17)

Managed Volatility Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX		$ X.XX	$ X.XX

	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

2004	15.14	7.30	970,759	1.10		(0.63)	1.27		124
2003	14.11	46.67	875,906	1.10		(0.66)	1.27		166
2002	9.62	(22.11)	606,999	1.10		(0.69)	1.27		156
2001	12.35	(42.83)	821,391	1.10		(0.80)	1.29		157

Tax-Managed Small Cap Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004	11.63	16.30	214,859	1.10		(0.31)	1.27		86
2003	10.00	32.63	181,773	1.10		(0.21)	1.27		142
2002	7.54	(7.48)	143,764	1.10		(0.21)	1.26		86
2001(2)	8.15	(18.46)	125,129	1.10		(0.04)	1.30		82

Mid-Cap Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004	17.84	22.23	53,642	1.00		0.53	1.02		121
2003	14.96	28.92	41,502	1.00		0.86	1.03		109
2002	11.74	(3.34)	25,499	1.00		0.39	1.02		222
2001	12.19	(19.59)	32,976	1.00		0.51	1.02		193

Real Estate Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004(5)	11.89	20.82	35,008	1.10		2.20	1.30		98

Managed Volatility Fund
Class A
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%

†                             Returns are for the period indicated and have not been annualized.

(1)                   Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2)                   Commenced operations on October 31, 2000.  All ratios for the period have been annualized.

(3)                   Return of Capital.

(4)                   The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(5)                   Commenced operations on November 13, 2003.  All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero.

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SEI INSTITUTIONAL MANAGED TRUST

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2006 includes more detailed information about the SEI Institutional Managed Trust.  The SAI is on file with the SEC and is incorporated by reference into this prospectus.  This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds’ holdings and contain information from the Funds’ managers about strategies and market conditions and trends and their impact on Fund performance.  The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Funds at:

One Freedom Valley Drive

Oaks, PA 19456

By Internet:  www.seic.com

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From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the SEI Institutional Managed Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”).  You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090).  You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.  You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:  publicinfo@sec.gov.

SEI Institutional Managed Trust’s Investment Company Act registration number is 811-4878.

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SEI INSTITUTIONAL MANAGED TRUST

Class A Shares

PROSPECTUS

January 31, 2006

CORE FIXED INCOME FUND

HIGH YIELD BOND FUND

Investment Adviser:

SEI INVESTMENTS MANAGEMENT CORPORATION

Investment Sub-Advisers:

BLACKROCK ADVISORS, INC.

BRIDGEWATER ASSOCIATES, INC.

ING INVESTMENT MANAGEMENT CO.

JP MORGAN INVESTMENT MANAGEMENT INC.

METROPOLITAN WEST ASSET MANAGEMENT, LLC

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

SMITH BREEDEN ASSOCIATES, INC.

WESTERN ASSET MANAGEMENT COMPANY

WESTERN ASSET MANAGEMENT COMPANY LIMITED

WELLS CAPITAL MANAGEMENT, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

1

About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds).  The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients.  This prospectus gives you important information about the Class A Shares of the Core Fixed Income and High Yield Bond Funds that you should know before investing.  Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information.  On the next page, there is some general information you should know about risk and return that is common to each of the Funds.  For more detailed information about the Funds, please see:

Page
CORE FIXED INCOME FUND	XXX
HIGH YIELD BOND FUND	XXX
MORE INFORMATION ABOUT FUND INVESTMENTS	XXX
INVESTMENT ADVISER AND SUB-ADVISERS	XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES	XXX
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES	XXX
FINANCIAL HIGHLIGHTS	XXX
HOW TO OBTAIN MORE INFORMATION ABOUT
SEI INSTITUTIONAL MANAGED TRUST	Back Cover

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ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies.  In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies.  The degree to which an investor’s portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund.  Some Funds, especially the High Yield Bond Fund, may have extremely volatile returns.  Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy’s overall level of volatility.  As a result, an asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles:  asset allocation, portfolio structure, the use of managers, and continuous portfolio management.  Asset allocation across appropriate asset classes (represented by the Funds) is the central theme of SIMC’s investment philosophy.  SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class.  SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund.  These managers adhere to

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distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes.  Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund.  A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal.  Each Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds’ assets in a way that they believe will help the Funds achieve their goals.  SIMC acts as “manager of managers” for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds’ investment policies and guidelines.  SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds’ Board.  In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond Fund’s assets in a manner that it believes will help the Fund achieve its investment goal.  Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal.  SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance.  In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments.  A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers.  These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade.  The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow.  The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal:	Current income consistent with the preservation of capital

Share Price Volatility:	Medium

Principal Investment Strategy:	Utilizing multiple sub-advisers that have fixed income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign, including emerging market, corporate and Government fixed income securities, including mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. The Sub-Advisers may also engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund’s currency exposure or to enhance the Fund’s returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of December 31, 2005 it was X.XX years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

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Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Derivatives are instruments that derive their value from an underlying security, currency, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of currencies and other instruments held by the Fund, and of the derivative instruments relating to those currencies and other instruments, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the underlying instruments to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates,

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but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.  However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions.  There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations.  In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index.  Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate.  There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate.  In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for ten years.  The performance information shown is based on full calendar years.

1996	3.69%
1997	9.51%
1998	8.53%
1999	-1.79%
2000	12.52%
2001	6.95%
2002	9.10%
2003	5.32%
2004	4.66%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Lehman Brothers Aggregate Bond Index.

Core Fixed Income Fund – Class A	1 Year		5 Years		10 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Lehman Brothers Aggregate Bond Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class A Shares is May 1, 1987.  Index returns shown from May 31, 1987.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its market performance would be lower.  The Lehman Brothers Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities.  All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Core Fixed Income Fund — Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Core Fixed Income Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal:	Total return

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers that have high yield investment expertise, the Fund invests in high yield, high risk securities

Investment Strategy

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities.  The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations.  The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC.  To a limited extent, SIMC may also directly manage a portion of the Fund’s portfolio.  In managing the Fund’s assets, the Sub-Advisers and to the extent applicable, SIMC select securities that offer a high current yield as well as total return potential.  The Fund’s securities are diversified as to issuers and industries.  The Fund’s average weighted maturity may vary, and will generally not exceed ten years.  There is no limit on the maturity or credit quality of any security.

What are the Risks of Investing in the Fund?

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.  Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness.  In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns.  Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an

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ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year for ten years.  The performance information shown is based on full calendar years.

1996	15.06%
1997	14.54%
1998	1.40%
1999	3.61%
2000	-7.24%
2001	6.92%
2002	3.91%
2003	21.15%
2004	10.23%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Merrill Lynch U.S. High Yield Master II Constrained Index.

High Yield Bond Fund – Class A	1 Year		5 Years		10 Years		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%	X.XX	%	X.XX	%
Merrill Lynch U.S. High Yield Master II Constrained Index Return (reflects no deduction for fees, expenses, or taxes)***†	X.XX	%	X.XX	%	X.XX	%	N/A	††

*                               The inception date for the Fund’s Class A Shares is January 11, 1995.  Index returns shown from January 31, 1995.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its market performance would be lower. The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly. The Merrill Lynch U.S. High Yield Master II Constrained Index reflects the reinvestment of dividends. In prior years, the Fund’s return had been

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compared to the CS First Boston High Yield Index.  The Adviser believes that the Merrill Lynch U.S. High Yield Master II Constrained Index better represents the U.S. high yield market and the Fund’s investment opportunities.

†                                 The Merrill Lynch U.S. High Yield Master II Constrained Index Return for the Since Inception period is not provided since returns for the index are not available prior to 1996.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

High Yield Bond Fund – Class A Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
High Yield Bond Fund – Class A Shares	$	XX	$	XX	$	XX	$	XX

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More Information About Fund Investments

This prospectus describes the Funds’ primary investment strategies.  However, each Fund also may invest in other securities, use other strategies and engage in other investment practices.  These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions.  During unusual economic or market conditions or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s objectives.  A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income.  Of course, there is no guarantee that any Fund will achieve its investment goal.

Investment Adviser and Sub-Advisers

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund’s assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program.  SIMC oversees the Sub-Advisers to ensure compliance with the Funds’ investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style.  The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC.  SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds.  SIMC makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.  As of December 31, 2005, SIMC had more than $XX.X billion in assets under management.  For the fiscal year ended September 30, 2005, SIMC received investment advisory fees, after fee waivers, as a percentage of each Fund’s net assets, at the following annual rates:

Core Fixed Income Fund	X.XX	%
High Yield Bond Fund	X.XX	%

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement is available in the Funds’ September 30, 2005 annual report, which covers the period October 1, 2004 through September 30, 2005.

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Sub-Advisers and Portfolio Managers

Core Fixed Income Fund:

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Bridgewater, consisting of Raymond T. Dalio, Robert P. Prince and Greg Jensen, manages the portion of the Core Fixed Income Fund’s assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 24 years of investment experience. Mr. Jensen is Director of Research and Trading at Bridgewater and has 9 years of investment experience. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Metropolitan West Asset Management LLC:  Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund.  MWAM’s portfolio management team of Tad Rivelle, Laird Landmann, Stephen Kane, CFA, and David Lippman manages the portion of the Core Fixed Income Fund’s assets allocated to MWAM.  Mr. Rivelle is Managing Director and Chief Investment Officer at MWAM and co-founded the firm in 1996.  Messrs. Landmann and Kane are Managing Directors and also co-founded the firm in 1996.  Mr. Lippman is Managing Director at MWAM, and joined the firm in 2001. Prior to joining MWAM, Mr. Lippman was the Managing Director of Structured Products at Credit Suisse First Boston from 2000 to 2001.  Each member of the portfolio management team has over 14 years of investment experience.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Smith Breeden, led by Tim Rowe, Senior Portfolio Manager, manages the portion of the Core Fixed Income Fund’s assets allocated to Smith Breeden. Mr. Rowe has been with Smith Breeden for 17 years and has 20 years of investment experience.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. A team of investment professionals at Wells Capital, led by Senior Portfolio Manager Bill Stevens and Senior Portfolio Manager Marie Chandoha, manages the portion of the Core Fixed Income Fund’s assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management, which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Ms. Chandoha joined the fixed income team in 1999, and began her investment career in 1983.  Ms. Chandoha was Chief Bond Strategist at Goldman Sachs from 1996-1999.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech and Deputy Chief Investment Officer Stephen A. Walsh, manages the portion of the Core Fixed Income Fund’s assets allocated to Western Asset. Messrs. Leech and Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the Core Fixed Income Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Core Fixed Income Fund invests. They also share responsibility for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and

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Walsh have each served as portfolio managers for Western Asset for over 10 years and they both have served as portfolio managers for the Core Fixed Income Fund since its inception.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western), located at 10 Exchange Square, Primrose Street, London, EC2A 2EN, serves as a Sub-Adviser to the Core Fixed Income Fund. Detlev Schlichter, Portfolio Manager, is responsible for the day-to-day management of the portion of the Core Fixed Income Fund’s assets allocated to Western and has been employed by Western since December 2001. Prior to that, Mr. Schlichter was the Director of the European Bond Team for Merrill Lynch Investment Managers from 1998 to 2001.

High Yield Bond Fund:

ING Investment Management Co.: ING Investment Management Co. (ING IM), located at 230 Park Avenue, 14th Floor, New York, New York 10169, serves as a Sub-Adviser to the High Yield Bond Fund.  A team of ING IM investment professionals led by Paul H. Ross and Kenneth J. Monaghan manage the portion of the High Yield Bond Fund’s assets allocated to ING IM.  Messrs. Ross and Monaghan are Senior Vice Presidents and Portfolio Managers of ING IM, and have been with the firm since 2000.

JP Morgan Investment Management Inc.: J.P. Morgan Investment Management, Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, Vice President and Lead Portfolio Manager and Thomas Hauser, Vice President, manage the portion of the High Yield Bond Fund’s assets allocated to JPMIM. Prior to joining JPMIM in 2004, Messrs. Cook and Hauser were employed as Portfolio Managers at 40/86 Advisors.

Metropolitan West Asset Management LLC:  Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the High Yield Bond Fund.  Mark Unferth manages the portion of the High Yield Bond Fund’s assets allocated to MWAM.  Mr. Unferth joined MWAM in April of 2002.  From 2000 to 2002, Mr. Unferth was a Managing Director of Credit Suisse First Boston (Credit Suisse), and from 1998 to 2000 he was Senior Vice President of the high yield sales and trading group at Donaldson, Lufkin & Jenrette, which merged with Credit Suisse in 2000.

Nomura Corporate Research and Asset Management Inc.:  Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 2 World Financial Center, Building B, 17th Floor, New York, New York 10281-1198, serves as a Sub-Adviser to the High Yield Bond Fund.  Robert Levine, CFA, President and Chief Investment Officer of Nomura since 1991, applies a team approach to portfolio management.  His portfolio managers Stephen Kotsen, CFA, Managing Director and Senior Portfolio Manager, and Amy Yu, CFA, Vice President and Assistant Portfolio Manager, manage the portion of the High Yield Bond Fund’s assets allocated to NCRAM.  Mr. Kotsen has been with Nomura for 6 years.  Prior to joining Nomura in 1999, Stephen Kotsen worked at Lazard Freres Asset Management as a portfolio manager in the high yield group. Ms. Yu has been with Nomura for 6 years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class A Shares of the Funds.

The Funds offer Class A Shares only to financial institutions and intermediaries for their own or their customers’ accounts.  For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Funds’ Transfer Agent (or its authorized agent).  Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems.  Generally, cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed.  However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive payment) at a later date in accordance with the Funds’ procedures and applicable law.  The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations.  This includes those from any individual or group who, in a Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in a Fund in any twelve-month period).  For more information regarding the Funds’ policy and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day.  This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares.  These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution’s or intermediary’s procedures for transacting with the Funds.  For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.  Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).  So, for you to receive the current Business Day’s

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NAV, a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time.  A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund.  In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund’s Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service’s prices will be reliable. SIMC or a Fund’s Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund’s Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees.  The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds’ Board of Trustees.  The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds’ Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended, the security has been de-listed from a national exchange, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security’s primary pricing source is not able or willing to provide a price.  When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.  Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer’s industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

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A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Minimum Purchases

To purchase Class A Shares for the first time, you must invest at least $100,000 in any Fund with minimum subsequent investments of at least $1,000.  A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements).  Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds.  The Funds’ transfer agent will monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.                                          if the shareholder conducts four or more “round trips” in a Fund (other than a money market fund) in any twelve-month period.   A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares.  An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.                                       if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds’ policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders.  When applying the Funds’ policy, the Funds may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

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The Funds’ monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds.  However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified.  For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques.  Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

While it is the Funds’ intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds’ policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds’ trading or exchange restrictions.  The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans.  The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies.  In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons.  Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  Accounts for the Funds are generally opened through other financial institutions or financial intermediaries.  When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you.  This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information.  In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application).  The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity.  As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

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Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law.  The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts.  If you have questions, call 1-800-DIAL-SEI.  If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.  Your financial institution or intermediary may charge a fee for its services.  The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds’ authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days.  You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).  Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons.  More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class A Shares of any Fund for Class A Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone.  You may also exchange shares through your financial institution or intermediary by telephone.  This exchange privilege may be changed or canceled at any time upon 60 days’ notice.  When you exchange shares, you

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are really selling your shares and buying other Fund shares.  So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk.  The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions.  If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.  SIDCo. receives no compensation for distributing the Funds’ shares.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

Disclosure of Portfolio Holdings Information

Portfolio holdings information for a Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website).  Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds’ policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

The Core Fixed Income and High Yield Bond Funds declare their net investment income daily and distribute it monthly as a dividend to shareholders.  The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

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Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below the Funds have summarized some important tax issues that affect the Funds and their shareholders.  This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any.  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  If so, they are taxable whether or not you reinvest them.  Income distributions, including net short-term capital gains and excluding qualified dividend income, are generally taxable at ordinary income tax rates.  Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.  Each sale or exchange of Fund shares may be a taxable event.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

It is expected that distributions by each Fund will primarily consist of ordinary income and that distributions from the Funds will not be eligible for the lower tax rates applicable to qualified dividend income.

More information about taxes is in the Funds’ SAI.

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Financial Highlights

The tables that follow present performance information about Class A Shares of each Fund.  This information is intended to help you understand each Fund’s financial performance for the past five years.  Some of this information reflects financial information for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by [       ], an independent registered public accounting firm.  Their report, along with each Fund’s financial statements, appears in the annual report that accompanies the Funds’ SAI.  You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

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For the periods ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions

Core Fixed Income Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	10.71	0.37	(1)	0.08	(1)	0.45	(0.38)	(0.13)	(0.51)
2003	10.67	0.40	(1)	0.28	(1)	0.68	(0.42)	(0.22)	(0.64)
2002	10.75	0.52		0.08		0.60	(0.52)	(0.16)	(0.68)
2001	10.08	0.61		0.67		1.28	(0.61)	—	(0.61)
High Yield Bond Fund
Class A
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	8.37	0.67	(1)	0.21	(1)	0.88	(0.67)	—	(0.67)
2003	7.60	0.68	(1)	0.77	(1)	1.45	(0.68)	—	(0.68)
2002	7.86	0.70		(0.26)		0.44	(0.70)	—	(0.70)
2001	9.15	0.88		(1.29)		(0.41)	(0.88)	—	(0.88)

	Net Asset Value, End of Period	Total Return†		Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

Core Fixed Income Fund
Class A
2005	$ X.XX	X.XX	%	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%
2004	10.65	4.38		4,067,065	0.61	*	3.52		0.84		430
2003	10.71	6.63		3,823,429	0.60		3.77		0.84		470
2002	10.67	5.89		3,686,946	0.60		4.96		0.84		379
2001	10.75	13.00		3,519,061	0.60		5.79		0.84		358
High Yield Bond Fund
Class A
2005	$ X.XX	X.XX	%	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%
2004	8.58	10.84		1,197,554	0.85		7.84		1.11		179
2003	8.37	19.88		976,659	0.85		8.50		1.12		129
2002	7.60	5.45		745,525	0.85		8.67		1.12		126
2001	7.86	(4.76)		721,314	0.85		10.27		1.12		105

†  Returns are for the period indicated and have not been annualized.

*  The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.60%  for Class A.

(1)  Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as “—” are zero or have been rounded to zero.

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SEI Institutional Managed Trust

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2006 includes more detailed information about the SEI Institutional Managed Trust.  The SAI is on file with the SEC and is incorporated by reference into this prospectus.  This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds’ holdings and contain information from the Funds’ managers about strategies and market conditions and trends and their impact on Fund performance.  The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Funds at:

One Freedom Valley Drive

Oaks, PA 19456

By Internet:  http://www.seic.com

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From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the SEI Institutional Managed Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”).  You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090).  You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.  You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust’s Investment Company Act registration number is 811-4878.

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SEI INSTITUTIONAL MANAGED TRUST

Class I Shares

PROSPECTUS

January 31, 2006

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

LARGE CAP DIVERSIFIED ALPHA FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL/MID CAP EQUITY FUND

CORE FIXED INCOME FUND

Investment Adviser:

SEI INVESTMENTS MANAGEMENT CORPORATION

Investment Sub-Advisers:

ALLIANCE CAPITAL MANAGEMENT L.P.

ANALYTIC INVESTORS, INC.

ARONSON+JOHNSON+ORTIZ, LP

ARTISAN PARTNERS LIMITED PARTNERSHIP

BLACKROCK ADVISORS, INC.

BRIDGEWATER ASSOCIATES, INC.

DAVID J. GREENE AND COMPANY, LLC

DELAWARE MANAGEMENT COMPANY

ENHANCED INVESTMENT TECHNOLOGIES, LLC

FRANKLIN PORTFOLIO ASSOCIATES, LLC

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

INTEGRITY ASSET MANAGEMENT, LLC

LEE MUNDER INVESTMENTS, LTD.

LSV ASSET MANAGEMENT

MARTINGALE ASSET MANAGEMENT, L.P.

MAZAMA CAPITAL MANAGEMENT, INC.

MCKINLEY CAPITAL MANAGEMENT INC.

METROPOLITAN WEST ASSET MANAGEMENT, LLC

MONTAG & CALDWELL, INC.

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PEREGRINE CAPITAL MANAGEMENT, INC.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

SMITH BREEDEN ASSOCIATES, INC.

WELLINGTON MANAGEMENT COMPANY, LLP

WESTERN ASSET MANAGEMENT COMPANY

WESTERN ASSET MANAGEMENT COMPANY LIMITED

WELLS CAPITAL MANAGEMENT, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

2

About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds).  The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients.  This prospectus gives you important information about the Class I Shares of the Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Core Fixed Income Funds that you should know before investing.  Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information.  On the next page, there is some general information you should know about risk and return that is common to each of the Funds.  For more detailed information about the Funds, please see:

Page
LARGE CAP VALUE FUND	XXX
LARGE CAP GROWTH FUND	XXX
LARGE CAP DIVERSIFIED ALPHA FUND	XXX
SMALL CAP VALUE FUND	XXX
SMALL CAP GROWTH FUND	XXX
SMALL/MID CAP EQUITY FUND	XXX
CORE FIXED INCOME FUND	XXX
MORE INFORMATION ABOUT FUND INVESTMENTS	XXX
INVESTMENT ADVISER AND SUB-ADVISERS	XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES	XXX
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES	XXX
FINANCIAL HIGHLIGHTS	XXX
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

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ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies.  In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies.  The degree to which an investor’s portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund.  Some Funds may have extremely volatile returns.  Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy’s overall level of volatility.  As a result, an asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles:  asset allocation, portfolio structure, the use of managers, and continuous portfolio management.  Asset allocation across appropriate asset classes (represented by the Funds) is the central theme of SIMC’s investment philosophy.  SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class.  SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund.  These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes.  Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund.  A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal.  Each Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds’ assets in a way that they believe will help the Funds achieve their goals.  SIMC acts as “manager of managers” for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds’ investment policies and guidelines.  SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds’ Board.  Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal.  SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance.  In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments.  A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers.  These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade.  The estimated level of volatility for

4

each Fund is set forth in the Fund Summaries that follow.  The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

5

LARGE CAP VALUE FUND

Fund Summary

Investment Goal:	Long-term growth of capital and income

Share Price Volatility:	Medium to high

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a value style, the Fund invests in U.S. common stocks of large companies

Investment Strategy

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class I Shares from year to year for four years.  The performance information shown is based on full calendar years.

2002	-18.05%
2003	29.14%
2004	14.73%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class I Shares for the periods ended December 31, 2005 to those of the Frank Russell 1000 Value Index.

Large Cap Value Fund – Class I	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Frank Russell 1000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class I Shares is August 6, 2001.  Index returns shown from August 31, 2001.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with lower growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Large Cap Value Fund — Class I Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Large Cap Value Fund – Class I Shares	$	XX	$	XX	$	XX	$	XX

8

LARGE CAP GROWTH FUND

Fund Summary

Investment Goal:	Capital appreciation

Share Price Volatility:	Medium to high

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets in equity securities of large companies.  The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion.  The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SIMC.  Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

9

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class I Shares from year to year for four years.  The performance information shown is based on full calendar years.

2002	-29.38%
2003	24.99%
2004	7.26%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class I Shares for the periods ended December 31, 2005 to those of the Frank Russell 1000 Growth Index.

Large Cap Growth Fund - Class I	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Frank Russell 1000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class I Shares is August 6, 2001.  Index returns shown from August 31, 2001.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with higher growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Large Cap Growth Fund — Class I Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Large Cap Growth Fund – Class I Shares	$	XX	$	XX	$	XX	$	XX

11

LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:	Capital appreciation

Share Price Volatility:	Medium to High

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund’s principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund’s assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund’s currency

12

exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund’s portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $XX million and $XX billion as of December 31, 2005). Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund’s primary investments (i.e., equity securities and derivatives based on the Fund’s benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund’s returns over the returns of the Fund’s benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund’s benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund’s investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in

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emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

14

Performance Information

As of January 31, 2006, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%*
Total Annual Fund Operating Expenses	X.XX	%**

*                               Other expenses are based on estimated amounts for the current fiscal year.

**                        The Fund’s total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Fund’s administrator and/or the Fund’s distributor distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level.  The Fund’s administrator and/or distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund’s actual total operating expenses are expected to be as follows:

Large Cap Diversified Alpha Fund — Class I Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years
Large Cap Diversified Alpha Fund – Class I Shares	$	XX	$	XX

15

SMALL CAP VALUE FUND

Fund Summary

Investment Goal:	Capital appreciation

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a value style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets in equity securities of small companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index.  The market capitalization range and the composition of the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change.  The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC.  Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital among other factors.

Due to its investment strategy, the Fund may buy and sell securities frequently.  This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

16

In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap stocks may be more volatile than those of larger companies.  These securities may be traded over the counter or listed on an exchange.

17

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class I Shares from year to year for three years. The performance information shown is based on full calendar years.

2003	42.34%
2004	22.71%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class I Shares for the periods ended December 31, 2005 to those of the Frank Russell 2000 Value Index.

Small Cap Value Fund – Class I	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Frank Russell 2000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class I Shares is February 11, 2002.  Index returns shown from February 28, 2002.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest companies with lower growth rates and price-to-book ratios.

18

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Small Cap Value Fund — Class I Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Small Cap Value Fund – Class I Shares	$	XX	$	XX	$	XX	$	XX

19

SMALL CAP GROWTH FUND

Fund Summary

Investment Goal:	Long-term capital appreciation

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets in equity securities of small companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index.  The market capitalization range and the composition of the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change.  The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC.  Each Sub-Adviser, in managing its portion of the Fund’s assets, selects stocks it believes have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation among other considerations.

Due to its investment strategy, the Fund may buy and sell securities frequently.  This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

20

In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap stocks may be more volatile than those of larger companies.  These securities may be traded over the counter or listed on an exchange.

21

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class I Shares from year to year for four years.  The performance information shown is based on full calendar years.

2002	-33.85%
2003	55.48%
2004	9.25%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class I Shares for the periods ended December 31, 2005 to those of the Frank Russell 2000 Growth Index.

Small Cap Growth Fund – Class I	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Frank Russell 2000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class I Shares is August 6, 2001.  Index returns shown from August 31, 2001.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

22

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Small Cap Growth Fund — Class I Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Small Cap Growth Fund – Class I Shares	$	XX	$	XX	$	XX	$	XX

23

SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal:	Long-term capital appreciation

Share Price Volatility:	High

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund invests in the common stocks and other equity securities of small to medium sized issuers

Investment Strategy

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies.  The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2500 Index (between $XX million and $X.X billion as of December 31, 2005).  The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC.   For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors).

Due to its investment strategy, the Fund may buy and sell securities frequently.  This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

24

In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.  The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, small cap and medium cap stocks may be more volatile than those of larger companies.  Small cap stocks may be traded over the counter or listed on an exchange.

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Performance Information

As of January 31, 2006, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(Expenses deducted from Fund assets)

Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%*
Total Annual Fund Operating Expenses	X.XX	%**

*                                         Other expenses are based on estimated amounts for the current fiscal year.

**                                  The Fund’s total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund’s administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s administrator may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses are expected to be as follows:

Small/Mid Cap Equity Fund – Class I Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years
Small/Mid Cap Equity Fund – Class I Shares	$	XX	$	XX

26

CORE FIXED INCOME FUND

Fund Summary

Investment Goal:	Current income and preservation of capital

Share Price Volatility:	Medium

Principal Investment Strategy:	Utilizing multiple sub-advisers that have fixed income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign, including emerging market, corporate and Government fixed income securities, including mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. The Sub-Advisers may also engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund’s currency exposure or to enhance the Fund’s returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of December 31, 2005 it was X.XX years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

27

Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Derivatives are instruments that derive their value from an underlying security, currency, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of currencies and other instruments held by the Fund, and of the derivative instruments relating to those currencies and other instruments, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the underlying instruments to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates,

28

but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.  However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions.  There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations.  In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index.  Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate.  There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate.  In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

29

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class I Shares from year to year for four years.  The performance information shown is based on full calendar years.

2002	8.83%
2003	5.06%
2004	4.41%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class I Shares for the periods ended December 31, 2005 to those of the Lehman Brothers Aggregate Bond Index.

Core Fixed Income Fund – Class I	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Lehman Brothers Aggregate Bond Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*                               The inception date for the Fund’s Class I Shares is August 6, 2001.  Index returns shown from August 31, 2001.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Lehman Brothers Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities.  All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

30

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Core Fixed Income Fund — Class I Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Core Fixed Income Fund – Class I Shares	$	XX	$	XX	$	XX	$	XX

31

More Information About Fund Investments

This prospectus describes the Funds’ primary investment strategies.  However, each Fund also may invest in other securities, use other strategies and engage in other investment practices.  These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions.  During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s objectives.  In addition, for temporary defensive purposes, the Small Cap Growth Fund may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities.  A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income.  Of course, there is no guarantee that any Fund will achieve its investment goal.

Investment Adviser and Sub-Advisers

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund’s assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program.  SIMC oversees the Sub-Advisers to ensure compliance with the Funds’ investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style.  The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC.  SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds.  SIMC makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. As of December 31, 2005, SIMC had more than $XX.X billion in assets under management.  For the fiscal year ended September 30, 2005, SIMC received investment advisory fees, as a percentage of each Fund’s net assets, at the following annual rates:

Large Cap Value Fund	X.XX	%*
Large Cap Growth Fund	X.XX	%*
Large Cap Diversified Alpha Fund	X.XX	%*
Small Cap Value Fund	X.XX	%*
Small Cap Growth Fund	X.XX	%*
Core Fixed Income Fund	X.XX	%*

*After fee waivers.

For the fiscal year ended September 30, 2005, the Small/mid Cap Equity Fund was not in operation.  The Fund will pay SIMC investment advisory fees, as a percentage of the Fund’s net assets, at the following annual rates:

Small/Mid Cap Equity Fund	X.XX	%

32

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement is available in the Funds’ September 30, 2005 annual report, which covers the period October 1, 2004 through September 30, 2005.

Sub-Advisers and Portfolio Managers

Large Cap Value Fund:

Alliance Capital Management L.P.:  Sanford C. Bernstein (Bernstein), a unit of Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Value Fund.  Drew Demakis, Chief Investment Officer of the Structured Equity Investment Policy Group, manages the portion of the Large Cap Value Fund’s assets allocated to Bernstein.  Mr. Demakis is also a member of the core/blend services investment team and chairman of Berstein’s Risk Investment Policy Group.  Mr. Demakis joined Bernstein in 1998.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manage the portion of the Large Cap Value Fund’s assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and portfolio manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and portfolio manager has been with the firm for 12 years. Mr. Johnson directs AJO’s research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and portfolio manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and portfolio manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Franklin Portfolio Associates, LLC:  Franklin Portfolio Associates, LLC (FPA), located at One Boston Place, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Large Cap Value Fund.  A team of investment professionals at FPA led by John Cone, manages the portion of the Large Cap Value Fund’s assets allocated to FPA.  The team also includes Michael Dunn, Oliver Buckley, Kristin Crawford and Tony Garvin.  Mr. Cone is the Chief Executive Officer and President of FPA and has been with FPA since its inception in 1982.  Michael Dunn, Senior Vice President and Senior Portfolio Manager, joined the firm in 1999. Oliver Buckley, SeniorVice President and Senior Portfolio Manager, and Kristin Crawford, Vice President and Portfolio Manager, both joined the firm in 2000. Tony Garvin, Senior Vice President and Senior Portfolio Manager, joined the firm in April 2004. Before joining the firm, Mr. Garvin was a portfolio manager for Batterymarch Financial Management from 2001 to 2004. Patrick Slattery, Vice President and Portfolio Manager, joined the firm in July 2005. Before joining the firm, Mr. Slattery was a Portfolio Manager and Quantitative Analyst at Independence Investment LLC from 1995 to 2003.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Large Cap Value Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Large Cap Value Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny

33

have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Large Cap Growth Fund:

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals at Delaware manages the portion of the Large Cap Growth Fund’s assets allocated to Delaware. The team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Growth Fund’s assets allocated to INTECH. Dr. Fernholz’s role is to set policy for the investment strategy and to implement and supervise the optimization process. He has been with INTECH since 1987. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios. These individuals have been with INTECH since 1988, 1991 and 1998, respectively.

Goldman Sachs Asset Management, L.P.:  Goldman Sachs Asset Management, L.P. (GSAM), a business unit of the Investment Management Division of Goldman, Sachs & Co., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Growth Fund.  A team of investment professionals at GSAM manages the portion of the Large Cap Growth Fund’s assets allocated to GSAM. . The team consists of Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell and Steven M. Barry. Mr. Ehlers, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Barry,Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1999.

Montag & Caldwell, Inc.:  Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326-3248, serves as a Sub-Adviser to the Large Cap Growth Fund.  William A. Vogel, Executive Vice President of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Growth Fund’s assets allocated to Montag & Caldwell.  Mr. Vogel has been a portfolio manager at Montag & Caldwell for 17 years, and has 24 years of investment experience.

Peregrine Capital Management Inc.:  Peregrine Capital Management Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402-2018, serves as a Sub-Adviser to the Large Cap Growth Fund.  John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Large Cap Growth Fund’s assets allocated to Peregrine.  Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968.  Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

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Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals at QMA manages the portion of the Large Cap Growth Fund’s assets allocated to QMA. Margaret S. Stumpp is responsible for the portfolio management and investment strategy of the Fund, and is portfolio manager for QMA’s enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp has been with QMA since the firm’s formation in 2003. Prior to that, Ms. Stumpp was employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Director. QMA is a subsidiary of PIM. Peter Xu, Ph.D., Managing Director, Mitchell B. Stern, Ph.D., Vice President, and Ted Lockwood, Managing Director, are responsible for the portfolio management and investment research for the Fund. Dr. Xu conducts equity market research, the results of which are used in QMA’s stock selection process of all quantitative core equity portfolios. Prior to his work at QMA, Dr. Xu was employed by PIM, starting in 1997. Dr. Stern is responsible for the research, development, and management of QMA’s structured products, and is a portfolio manager for QMA’s tax-managed separate accounts. Prior to his work at QMA, Dr. Stern was employed by PIM, starting in 1997. Mr. Lockwood oversees a portion of QMA’s equity area, which includes derivative and index funds. He is also responsible for managing portfolios, investment research and new product development. Prior to his work at QMA, Mr. Lockwood was employed by PIM, starting in 1988.

Large Cap Diversified Alpha Fund:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Harindra de Silva, President and Portfolio Manager, has been a member of the US equity team since joining the firm ten years ago. Greg McMurran, Chief Investment Officer, has been a member of the portfolio management team since joining the firm 29 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining the firm six years ago. Portfolio management responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Bein and Mr. Sapra. Mr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran works in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manage the portion of the Large Cap Diversified Alpha Fund’s assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and portfolio manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and portfolio manager has been with the firm for 12 years. Mr. Johnson directs AJO’s research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and portfolio manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and portfolio manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the Large Cap

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Diversified Alpha Fund. A team of investment professionals at Bridgewater, consisting of Raymond T. Dalio, Robert P. Prince and Greg Jensen, manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 24 years of investment experience. Mr. Jensen is Director of Research and Trading of Bridgewater and has 9 years of investment experience. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Delaware manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Delaware. The team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to INTECH. Dr. Fernholz’s role is to set policy for the investment strategy and to implement and supervise the optimization process. He has been with INTECH since 1987. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios. These individuals have been with INTECH since 1988, 1991 and 1998, respectively.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at QMA manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to QMA. Margaret S. Stumpp is responsible for the portfolio management and investment strategy of the Fund, and is portfolio manager for QMA’s enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp has been with QMA since the firm’s formation in 2003. Prior to that, Ms. Stumpp was employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Director. QMA is a subsidiary of PIM. Peter Xu, Ph.D., Managing Director, Mitchell B. Stern, Ph.D., Vice President, and Ted Lockwood, Managing Director, are responsible for the portfolio management and investment research for the Fund. Dr. Xu conducts equity market research, the results of which are used in QMA’s stock selection process of all quantitative core equity portfolios. Prior to his work at QMA, Dr. Xu was employed by PIM, starting in 1997. Dr. Stern is responsible for the research, development, and management of QMA’s structured products, and is a portfolio manager for QMA’s tax-managed separate accounts. Prior to his work at QMA, Dr. Stern was

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employed by PIM, starting in 1997. Mr. Lockwood oversees a portion of QMA’s equity area, which includes derivative and index funds. He is also responsible for managing portfolios, investment research and new product development. Prior to his work at QMA, Mr. Lockwood was employed by PIM, starting in 1988.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Smith Breeden, led by John Sprow, Senior Portfolio Manager, and John Kerschner, CFA, Senior Portfolio Manager, manages the portion of the Large Cap Diversified Alpha Fund’s assets allocated to Smith Breeden. Mr. Sprow joined Smith Breeden in 1987 and has 17 years of investment experience. Mr. Kerschner joined Smith Breeden in 1994 and has 14 years of investment experience.

Small Cap Value Fund:

Artisan Partners Limited Partnership:  Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Value Fund.  Scott C. Satterwhite and James C. Kieffer, both Managing Directors of Artisan, serve as portfolio managers of the portion of the Small Cap Value Fund’s assets allocated to Artisan.  Each portfolio manager is responsible for researching investment opportunities for the Small Cap Value Fund and participates in the securities selection process for the Small Cap Value Fund.  Messrs. Satterwhite and Kieffer joined Artisan in 1997.

BlackRock Advisors, Inc.:  BlackRock Advisors, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Value Fund.  Wayne Archambo, CFA, serves as lead portfolio manager and Kate O’Connor, CFA, serves as co-portfolio manager of the portion of the Small Cap Value Fund’s assets allocated to BlackRock.  Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.’s small and mid cap value equity products since the firm’s inception in 1995.  Prior to joining BlackRock in 2002, Ms. O’Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and as a principal at Boston Partners Asset Management, L.P. from 1997-2000.

David J. Greene and Company, LLC:  David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Value Fund.  Benjamin H. Nahum, Executive Vice President and Portfolio Manager, and Michael C. Greene, Chief Executive Officer, of David J. Greene serve as portfolio managers of the portion of the Small Cap Value Fund’s assets allocated to David J. Greene.  Messrs. Nahum and Greene have been Owners/Principals of the firm for the past 14 years.

Lee Munder Investments, Ltd.:  Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund.  R. Todd Vingers, CFA, serves as portfolio manager of the portion of the Small Cap Value Fund’s assets allocated to LMIL.  Mr. Vingers joined LMIL in 2002, and served as Vice President and Senior Portfolio Manager for American Century Investments before coming to LMIL. Mr. Vingers has over 15 years of investment experience.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Small Cap Value Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and

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paid monthly, based on an annual rate of 0.50% of the average monthly market value of the portion of the Small Cap Value Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Martingale Asset Management, L.P.:  Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund.  A team of investment professionals, led by William E. Jacques, CFA, Partner, Executive Vice President and Chief Investment Officer, at Martingale manages the portion of the Small Cap Value Fund’s assets allocated to Martingale. Mr. Jacques is responsible for overseeing portfolio management, investment research and trading. Mr. Jacques founded Martingale in 1987. Samuel Nathans, CFA, Partner, Senior Vice President and Senior Portfolio Manager, is responsible for the portfolio construction process for both the equity market neutral accounts and traditional long-only accounts. Mr. Nathans joined Martingale in 1999. Douglas E. Stark, CFA, Senior Vice President and Director of Research, is responsible for much of Martingale’s research and development of equity valuation processes. Mr. Stark joined Martingale in 1998.

Wellington Management Company, LLP:  Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Small Cap Value Fund.  James P. Hoffmann, Senior Vice President and Partner, serves as portfolio manager of the portion of the Small Cap Value Fund’s assets allocated to Wellington Management.  Mr. Hoffmann joined Wellington Management in 1997, and has over 20 years of investment experience.

Small Cap Growth Fund:

Delaware Management Company:  Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small Cap Growth Fund.  A team of investment professionals at Delaware manages the portion of the Small Cap Growth Fund’s assets allocated to Delaware.  Marshall T. Bassett, Senior Vice President and Chief Investment Officer – Emerging Growth Equity, leads the Emerging Growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined Delaware in 1997. Steven G. Catricks, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the Emerging Growth Equity team. Mr. Catricks joined Delaware in 2001, and prior to joining, worked as an equity analyst at BlackRock Financial. Barry S. Gladstein, Vice President and Portfolio Manager, is responsible for providing oversight and research to the Emerging Growth Equity team’s products. Mr. Gladstein joined Delaware in 1995. Chrisopher M. Holland, Vice President and Portfolio Manager, works in the business services sector of the Emerging Growth Equity team. Mr. Holland joined Delaware in 2001, and before joining, worked at BlackRock Financial. Steven T. Lampe, Vice President and Portfolio Manager, works in the business and financial services sector of the Emerging Growth Equity team. Mr. Lampe joined Delaware in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the Emerging Growth Equity team. Mr. Todorow joined Delaware in 2003, and before joining the firm he was an executive director of Morgan Stanley Investment Management and as a portfolio manager for the small/mid-cap group. Rudy D. Torrijos III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined Delaware in 2005, and before joining, worked as a technology analyst for Fiduciary Trust Co., International for two years and at Neuberger Berman Growth Group as a analyst and then a fund manager from 1997-2002. Lori P. Wachs, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the Emerging Growth Equity group. Ms. Wachs joined Delaware in 1992.

Lee Munder Investments, Ltd.:  Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth Fund.  Andrew Beja, CFA, Managing Director of LMIL, and Thomas Holman, Portfolio Manager, serve as portfolio managers of the portion of the Small Cap Growth Fund’s assets allocated to LMIL.  Mr. Beja joined LMIL in 2000 and has over 19 years of investment experience. Mr. Holman joined LMIL in 1997 and has over 12 years of investment experience.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals, led by William E. Jacques, CFA, Partner, Executive Vice President and Chief Investment Officer, manages the portion of the Small Cap Growth Fund’s assets allocated to Martingale. Mr. Jacques is responsible for overseeing portfolio management, investment research and trading. Mr. Jacques founded Martingale in 1987. Samuel Nathans, CFA, Partner, Senior Vice President and Senior Portfolio Manager, is responsible for the portfolio construction process for both the equity market neutral

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accounts and traditional long-only accounts. Mr. Nathans joined Martingale in 1999. Douglas E. Stark, CFA, Senior Vice President and Director of Research, is responsible for much of Martingale’s research and development of equity valuation processes. Mr. Stark joined Martingale in 1998.

Mazama Capital Management, Inc.:  Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Growth Fund.  A team of investment professionals at Mazama manage the portion of the Small Cap Growth Fund’s assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, whose role is to oversee the portfolio construction process including securityselection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and joined the firm in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities from 1999 to 2002, and Mr. Clulow was employed at UBS Warburg from 2000 to 2002.

McKinley Capital Management Inc.:  McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of seven investment professionals led by Robert B. Gillam manages the portion of the Small Cap Growth Fund’s assets allocated to McKinley Capital. Mr. Robert B. Gillam has been the President and Chief Investment Officer at McKinley Capital since the firm’s inception in 1990, and has over 32 years of investment experience. Robert A. Gillam, CFA, Director of Global Equities, joined the firm in 1993. Mr. Robert A. Gillam has over 11 years of investment experience. Greg Samorajski, CFA, Portfolio Manager, joined the firm in 1997. Mr. Samorajski has over 20 years of investment experience. Frederic Parke, Portfolio Manager, joined the firm in 1997. Mr. Parke has over 20 years of investment experience. Sheldon Lien, CFA, Portfolio Manager, joined the firm in 1996. Mr. Lien has over 9 years of investment experience. Brandon Rinner, CFA, Portfolio Manager, joined the firm in 1998. Mr. Rinner has over 8 years of investment experience. Paul Hanson, CFA, Portfolio Manager, joined the firm in 2000. Mr. Hanson has over six years of investment experience.

Wellington Management Company, LLP:  Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Growth Fund.  Jamie A. Rome, CFA, Senior Vice President, serves as portfolio manager of the portion of the Small Cap Growth Fund’s assets allocated to Wellington Management.  Mr. Rome joined Wellington Management in 1994, and has 19 years of investment experience.

Small/Mid Cap Equity Fund:

BlackRock Advisors, Inc.:  BlackRock Advisors, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Wayne Archambo, CFA, serves as lead portfolio manager and Kate O’Connor, CFA,

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serves as co-portfolio manager of the portion of the Small/Mid Cap Equity Fund’s assets allocated to BlackRock.  Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.’s small and mid cap value equity products since the firm’s inception in 1995.  Prior to joining BlackRock in 2002, Ms. O’Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and as a principal at Boston Partners Asset Management, L.P. from 1997-2000.

Delaware Management Company:  Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  A team of investment professionals at Delaware manages the portion of the Small/Mid Cap Equity Fund’s assets allocated to Delaware.  Marshall T. Bassett, Senior Vice President and Chief Investment Officer – Emerging Growth Equity, leads the Emerging Growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined Delaware in 1997. Steven G. Catricks, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the Emerging Growth Equity team. Mr. Catricks joined Delaware in 2001, and prior to joining, worked as an equity analyst at BlackRock Financial. Barry S. Gladstein, Vice President and Portfolio Manager, is responsible for providing oversight and research to the Emerging Growth Equity team’s products. Mr. Gladstein joined Delaware in 1995. Chrisopher M. Holland, Vice President and Portfolio Manager, works in the business services sector of the Emerging Growth Equity team. Mr. Holland joined Delaware in 2001, and before joining, worked at BlackRock Financial. Steven T. Lampe, Vice President and Portfolio Manager, works in the business and financial services sector of the Emerging Growth Equity team. Mr. Lampe joined Delaware in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the Emerging Growth Equity team. Mr. Todorow joined Delaware in 2003, and before joining the firm he was an executive director of Morgan Stanley Investment Management and as a portfolio manager for the small/mid-cap group. Rudy D. Torrijos III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined Delaware in 2005, and before joining, worked as a technology analyst for Fiduciary Trust Co., International for two years and at Neuberger Berman Growth Group as a analyst and then a fund manager from 1997-2002. Lori P. Wachs, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the Emerging Growth Equity group. Ms. Wachs joined Delaware in 1992.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky, 40202, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund’s assets allocated to Integrity. The team consists of Daniel G. Bandi, Chief Investment Officer, Value Equities and Principal, CFA, Daniel J. DeMonica, Senior Portfolio Manager and Principal, CFA, Adam I. Friedman, Senior Portfolio Manager and Principal, and William H. McNett, Senior Portfolio Manager and Principal, CFA. Each of the team members has been with Integrity for 3 years. Prior to joining the firm, Mr. Bandi, Mr. DeMonica and Mr. Friedman were all employed by National City Investment Co. for 5, 6 and 5 years, respectively. Mr. McNett was previously employed by Turner Investments for 4 years.

Lee Munder Investments, Ltd.:  Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Andrew Beja, CFA, Managing Director of LMIL, and Thomas Holman, Portfolio Manager, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund’s assets allocated to LMIL.  Mr. Beja joined LMIL in 2000 and has over 19 years of investment experience. Mr. Holman joined LMIL in 1997 and has over 12 years of investment experience.

LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.45% of the average monthly market value of the portion of the Small/Mid Cap Equity Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Martingale Asset Management, L.P.:  Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  A team of investment professionals, led by William E. Jacques, CFA, Partner, Executive Vice President and Chief Investment Officer, at Martingale manages the portion of the Small/Mid Cap Equity Fund’s assets allocated to Martingale. Mr. Jacques is responsible for overseeing portfolio management, investment research and trading. Mr. Jacques founded Martingale in 1987. Samuel Nathans, CFA, Partner, Senior Vice President and Senior Portfolio Manager, is responsible for the portfolio construction process for both the equity market neutral accounts and traditional long-only accounts. Mr. Nathans joined Martingale in 1999.

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Douglas E. Stark, CFA, Senior Vice President and Director of Research, is responsible for much of Martingale’s research and development of equity valuation processes. Mr. Stark joined Martingale in 1998.

Mazama Capital Management, Inc.:  Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  A team of investment professionals at Mazama manage the portion of the Small/Mid Cap Equity Fund’s assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, whose role is to oversee the portfolio construction process including security selection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and joined the firm in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities from 1999 to 2002, and Mr. Clulow was employed at UBS Warburg from 2000 to 2002.

Security Capital Research & Management Incorporated:  Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz, Kevin W. Bedell and David E. Rosenbaum serve as portfolio managers to the Small/Mid Cap Equity Fund.  Mr. Manno is the CEO, President and Chief Investment Officer, and has been with the firm since 1994.  Mr. Statz is a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Mr. Statz has been with the firm since 1995.  Mr. Bedell is a Managing Director, and he directs the investment analysis team. Mr. Bedell has been with the firm since 1996. Mr. Rosenbaum is a Managing Director, and he leads the investment structuring team.  Mr. Rosenbaum has been with the firm since 1997.

Wellington Management Company, LLP:  Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund.  Jamie A. Rome, CFA, Senior Vice President, serves as portfolio manager of the portion of the Small/Mid Cap Equity Fund’s assets allocated to Wellington Management.  Mr. Rome joined Wellington Management in 1994, and has 19 years of investment experience.

Core Fixed Income Fund:

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Bridgewater, consisting of Raymond T. Dalio, Robert P. Prince and Greg Jensen, manages the portion of the Core Fixed Income Fund’s assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. Mr. Prince is Co-Chief Investment

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Officer of Bridgewater and has 24 years of investment experience. Mr. Jensen is Director of Research and Trading at Bridgewater and has 9 years of investment experience. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Metropolitan West Asset Management LLC:  Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund.  MWAM’s portfolio management team of Tad Rivelle, Laird Landmann, Stephen Kane, CFA, and David Lippman manages the portion of the Core Fixed Income Fund’s assets allocated to MWAM.  Mr. Rivelle is Managing Director and Chief Investment Officer at MWAM and co-founded the firm in 1996.  Messrs. Landmann and Kane are Managing Directors and also co-founded the firm in 1996.  Mr. Lippman is Managing Director at MWAM, and joined the firm in 2001. Prior to joining MWAM, Mr. Lippman was the Managing Director of Structured Products at Credit Suisse First Boston from 2000 to 2001.  Each member of the portfolio management team has over 14 years of investment experience.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Smith Breeden, led by Tim Rowe, Senior Portfolio Manager, manages the portion of the Core Fixed Income Fund’s assets allocated to Smith Breeden. Mr. Rowe has been with Smith Breeden for 17 years and has 20 years of investment experience.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. A team of investment professionals at Wells Capital, led by Senior Portfolio Manager Bill Stevens and Senior Portfolio Manager Marie Chandoha, manages the portion of the Core Fixed Income Fund’s assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management, which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Ms. Chandoha joined the fixed income team in 1999, and began her investment career in 1983.  Ms. Chandoha was Chief Bond Strategist at Goldman Sachs from 1996-1999.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech and Deputy Chief Investment Officer Stephen A. Walsh, manages the portion of the Core Fixed Income Fund’s assets allocated to Western Asset. Messrs. Leech and Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the Core Fixed Income Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Core Fixed Income Fund invests. They also share responsibility for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years and they both have served as portfolio managers for the Core Fixed Income Fund since its inception.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western), located at 10 Exchange Square, Primrose Street, London, EC2A 2EN, serves as a Sub-Adviser to the Core Fixed Income Fund. Detlev Schlichter, Portfolio Manager, is responsible for the day-to-day management of the portion of the Core Fixed Income Fund’s assets

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allocated to Western and has been employed by Western since December 2001. Prior to that, Mr. Schlichter was the Director of the European Bond Team for Merrill Lynch Investment Managers from 1998 to 2001.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class I Shares of the Funds.

The Funds offer Class I Shares only to financial institutions and intermediaries for their own or their customers’ accounts.  For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class I Shares by placing orders with the Funds’ Transfer Agent (or its authorized agent).  Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems.  Generally, cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed.  However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds’ procedures and applicable law.  The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations.  This includes those from any individual or group who, in a Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in a Fund in any twelve-month period).  For more information regarding the Funds’ policy and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day.  This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares.  These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution’s or intermediary’s procedures for transacting with the Funds.  For more

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information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.  Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).  So, for you to receive the current Business Day’s NAV, a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time.  A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund.  In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund’s Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service’s prices will be reliable. SIMC or a Fund’s Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund’s Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuation methodologies are reviewed by the officers of the Trust and the Administrator under the general supervision of the Board of Trustees.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees.  The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds’ Board of Trustees.  The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds’ Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended, the security has been de-listed from a national exchange, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security’s primary pricing

44

source is not able or willing to provide a price.  When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.  Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer’s industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Minimum Purchases

To purchase Class I Shares for the first time, you must invest at least $100,000 in any Fund with minimum subsequent investments of at least $1,000.  A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements).  Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading.  This policy does not apply with respect to money market funds.  The Funds’ transfer agent will monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.                                          if the shareholder conducts four or more “round trips” in a Fund (other than a money market fund) in any twelve-month period.  A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares.  An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.                                       if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

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Judgments with respect to implementation of the Funds’ policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders.  When applying the Funds’ policy, the Funds may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds’ monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds.  However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified.  For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques.  Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

While it is the Funds’ intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds’ policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds’ trading or exchange restrictions.  The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans.  The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies.  In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

These Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons.  Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  Accounts for the Funds are generally opened through other financial institutions or financial intermediaries.  When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you.  This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information.  In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

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The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application).  The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which open your account is unable to verify your identity.  As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law.  The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class I Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts.  If you have questions, call 1-800-DIAL-SEI.  If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.  Your financial institution or intermediary may charge a fee for its services.  The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds’ authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days.  You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).  Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons.  More information about this is in the SAI.

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How to Exchange Your Shares

You may exchange Class I Shares of any Fund for Class I Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone.  You may also exchange shares through your financial institution or intermediary by telephone.  This exchange privilege may be changed or canceled at any time upon 60 days’ notice.  When you exchange shares, you are really selling your shares and buying other Fund shares.  So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk.  The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions.  If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.  SIDCo. receives no compensation for distributing the Funds’ shares.

For Class I Shares, shareholder and administrative servicing fees, as a percentage of average daily net assets, may each be up to 0.25%.

Disclosure of Portfolio Holdings Information

Portfolio holdings information for a Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website).  Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds’ policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

The Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, Small Cap Value, Small/Mid Cap Equity and Small Cap Growth Funds distribute their investment income quarterly

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as a dividend to shareholders.  The Funds make distributions of capital gains, if any, at least annually.

The Core Fixed Income Fund declares its net investment income daily and distributes it monthly as a dividend to shareholders.  The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

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Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below the Funds have summarized some important tax issues that affect the Funds and their shareholders.  This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any.  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  If so, they are taxable whether or not you reinvest them.  Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.  Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund.  Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares.  Long-term capital gains are currently taxable at the maximum rate of 15%.  Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year.  Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

It is expected that distributions from the Core Fixed Income Fund will primarily consist of ordinary income and that distributions from the Fund will not be eligible for the lower tax rates applicable to qualified dividend income.

More information about taxes is in the Funds’ SAI.

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Financial Highlights

The tables that follow present performance information about Class I Shares of each Fund.  This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations.  Some of this information reflects financial information for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by [         ], an independent registered public accounting firm.  Their report, along with each Fund’s financial statements, appears in the annual report that accompanies the Funds’ SAI.  You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

The Small/Mid Cap Equity Fund did not have performance information as of September 30, 2005.

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For the periods ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions

Large Cap Value Fund
Class I
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	16.80	0.25	(1)	2.98	(1)	3.23	(0.25)	—	(0.25)
2003	13.94	0.21	(1)	2.86	(1)	3.07	(0.21)	—	(0.21)
2002	17.39	0.19		(3.28)		(3.09)	(0.17)	(0.19)	(0.36)
2001 (2)	19.38	0.03		(2.02)		(1.99)	—	—	—
Large Cap Growth Fund
Class I
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	15.68	(0.05	)(1)	1.37	(1)	1.32	—	—	—
2003	12.92	(0.03	)(1)	2.79	(1)	2.76	— *	—	— *
2002	16.72	(0.07	)(1)	(3.73	)(1)	(3.80)	—	—	—
2001 (2)	20.60	(0.01)		(3.87)		(3.88)	—	—	—
Small Cap Value Fund
Class I
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	17.44	(0.02	)(1)	4.31	(1)	4.29	(0.02)	(1.00)	(1.02)
2003	13.99	0.04	(1)	3.90	(1)	3.94	(0.05)	(0.44)	(0.49)
2002 (3)	16.47	0.02		(2.49)		(2.47)	(0.01)	—	(0.01)
Small Cap Growth Fund
Class I
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	14.03	(0.14	)(1)	1.13	(1)	0.99	—	—	—
2003	9.59	(0.11	)(1)	4.55	(1)	4.44	—	—	—
2002	12.35	(0.08	)(1)	(2.68	)(1)	(2.76)	—	—	—
2001 (2)	15.59	(0.02)		(3.22)		(3.24)	—	—	—
Core Fixed Income Fund
Class I
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	10.71	0.34	(1)	0.09	(1)	0.43	(0.36)	(0.13)	(0.49)
2003	10.67	0.37	(1)	0.28	(1)	0.65	(0.39)	(0.22)	(0.61)
2002	10.76	0.49		0.07		0.56	(0.49)	(0.16)	(0.65)
2001 (2)	10.60	0.08		0.16		0.24	(0.08)	—	(0.08)

	Net Asset Value, End of Period	Total Return†	Net Assets End of Period	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portolio Turnover Rate
			($ Thousands)

Large Cap Value Fund
Class I
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004	19.78	19.33	20,180	1.10		1.33	1.22		46
2003	16.80	22.17	9,086	1.10		1.36	1.22		106
2002	13.94	(18.24)	6,175	1.10		1.01	1.22		41
2001 (2)	17.39	(10.27)	152	1.10		1.09	1.22		89
Large Cap Growth Fund
Class I
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004	17.00	8.42	28,431	1.10		(0.28)	1.27		36
2003	15.68	21.37	12,323	1.10		(0.24)	1.27		72
2002	12.92	(22.73)	7,934	1.10		(0.41)	1.27		62
2001 (2)	16.72	(18.83)	81	1.10		(0.45)	1.28		112
Small Cap Value Fund
Class I
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004	20.71	25.29	7,400	1.35		(0.09)	1.52		89
2003	17.44	28.91	2,572	1.35		0.23	1.52		99
2002 (3)	13.99	(14.99)	727	1.35		0.21	1.52		48
Small Cap Growth Fund
Class I
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004	15.02	7.06	8,530	1.35		(0.90)	1.52		124
2003	14.03	46.30	5,339	1.35		(0.91)	1.52		166
2002	9.59	(22.35)	1,879	1.35		(0.71)	1.53		156
2001 (2)	12.35	(20.78)	46	1.35		(1.12)	1.54		157
Core Fixed Income Fund
Class I
2005	$ X.XX	X.XX %	$ X.XX	X.XX	%	X.XX %	X.XX	%	X.XX	%
2004	10.65	4.12	10,420	0.86	**	3.25	1.09		430
2003	10.71	6.37	5,931	0.85		3.46	1.09		470
2002	10.67	5.53	4,268	0.85		4.52	1.09		379
2001 (2)	10.76	2.28	86	0.85		5.01	1.09		358

†                                           Returns are for the period indicated and have not been annualized.

*                                         Amount represents less than $0.01.

**                                  The expense ratio includes the litigation fees paid.  Had these fees been excluded the ratio would have been 0.85% for Class I.

(1)                                 Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

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(2)                                 Commenced operations on August 6, 2001.  All ratios for the period have been annualized.

(3)                                 Commenced operations on February 11, 2002.  All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero.

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SEI INSTITUTIONAL MANAGED TRUST

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2006 includes more detailed information about the SEI Institutional Managed Trust.  The SAI is on file with the SEC and is incorporated by reference into this prospectus.  This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds’ holdings and contain information from the Funds’ managers about strategies and market conditions and trends and their impact on Fund performance.  The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Funds at:

One Freedom Valley Drive

Oaks, PA 19456

By Internet:  www.seic.com

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From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the SEI Institutional Managed Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”).  You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090).  You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.  You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address:  publicinfo@sec.gov.

SEI Institutional Managed Trust’s Investment Company Act registration number is 811-4878.

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SEI INSTITUTIONAL MANAGED TRUST

Class Y Shares

PROSPECTUS

January 31, 2006

TAX-MANAGED LARGE CAP FUND

Investment Adviser:

SEI INVESTMENTS MANAGEMENT CORPORATION

Investment Sub-Advisers:

ALLIANCE CAPITAL MANAGEMENT L.P.

ARONSON+JOHNSON+ORTIZ, LP

DELAWARE MANAGEMENT COMPANY

FRANKLIN PORTFOLIO ASSOCIATES, LLC

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LSV ASSET MANAGEMENT

MONTAG & CALDWELL, INC.

PARAMETRIC PORTFOLIO ASSOCIATES

PEREGRINE CAPITAL MANAGEMENT, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

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About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds).  The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients.  This prospectus gives you important information about the Class Y Shares of the Tax-Managed Large Cap Fund that you should know before investing.  Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information.  On the next page, there is some general information you should know about risk and return.  For more detailed information about the Fund, please see:

Page
PRINCIPAL INVESTMENT STRATEGIES AND RISKS, PERFORMANCE INFORMATION AND EXPENSES	XXX
MORE INFORMATION ABOUT FUND INVESTMENTS	XXX
INVESTMENT ADVISER AND SUB-ADVISERS	XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES	XXX
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES	XXX
FINANCIAL HIGHLIGHTS	XXX
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

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ASSET ALLOCATION

The Tax-Managed Large Cap Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies.  In addition to managing the Fund, SEI Investments Management Corporation (SIMC) constructs and maintains asset allocation strategies for certain clients, and the Fund is designed in part to implement those strategies.  The degree to which an investor’s portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds that are part of the allocation strategies varies, as does the investment risk/return potential represented by the Fund and the other funds.  Because of the historical lack of correlation among various asset classes, an investment in the Fund along with other funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy’s overall level of volatility.  As a result, an asset allocation strategy may reduce risk.

In managing the Fund, SIMC focuses on four key principles:  asset allocation, portfolio structure, the use of managers, and continuous portfolio management.  Asset allocation across appropriate asset classes (represented by the Fund) is the central theme of SIMC’s investment philosophy.  SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class.  SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund.  These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes.  Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for the Fund to ensure that they do not deviate from their stated investment philosophy or process.

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RISK/RETURN INFORMATION

The Tax-Managed Large Cap Fund is a mutual fund.  A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal.  The Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund’s assets in a way they believe will help the Fund achieve its goal.  SIMC acts as “manager of managers” for the Fund, and attempts to ensure that the Sub-Advisers comply with the Fund’s investment policies and guidelines.  SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Fund’s Board.  Still, investing in the Funds involves risk, and there is no guarantee that the Fund will achieve its goal.  SIMC and the Sub-Advisers make judgements about the securities markets, the economy, and companies, but these judgements may not anticipate actual market movements of the impact of economic conditions on company performance.  In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments.  A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers.  These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade.  The estimated level of volatility for the Fund is set forth in the Fund Summary that follows.  The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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TAX-MANAGED LARGE CAP FUND

Fund Summary

Investment Goal:	High long-term after-tax returns

Share Price Volatility:	Medium to high

Principal Investment Strategy:	Utilizing multiple sub-advisers, the Fund seeks long-term capital appreciation while minimizing the current tax impact on shareholders by investing in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund’s portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund’s assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Generally, the Sub-Advisers attempt to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  ETFs are investment companies whose shares are bought and sold on a securities exchange.  ETFs invest in a portfolio of securities designed to track a particular market segment or index.  ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track,

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although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization stocks may underperform other segments of the equity markets or the equity markets as a whole.

The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class Y Shares from year to year for three years.  The performance information shown is based on full calendar years.

2003	28.35%
2004	11.83%
2005	X.XX %

Best Quarter	Worst Quarter
X.XX%	X.XX%
(XX/XX/XX)	(XX/XX/XX)

This table compares the Fund’s average annual total returns for Class Y Shares for the periods ended December 31, 2005 to those of the Frank Russell 1000 Index.

Tax-Managed Large Cap Fund – Class Y	1 Year		Since Inception*
Return Before Taxes	X.XX	%	X.XX	%
Return After Taxes on Distributions**	X.XX	%	X.XX	%
Return After Taxes on Distributions and Sale of Fund Shares**	X.XX	%	X.XX	%
Frank Russell 1000 Index Return (reflects no deduction for fees, expenses, or taxes)***	X.XX	%	X.XX	%

*                               The inception date of the Fund’s Class Y Shares is April 8, 2002.  Index returns shown from April 30, 2002.

**                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***                 An index measures the market prices of a specific group of securities in a particular market or securities in a market sector.  You cannot invest directly in an index.  Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses.  If an index had expenses, its performance would be lower.  The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Class Y Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	X.XX	%
Total Annual Fund Operating Expenses	X.XX	%*

*                                         The Fund’s total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund’s distributor each waived a portion of their fees in order to keep total operating expenses at a specified level.  The Adviser and the Fund’s distributor may discontinue all or part of these waivers at any time.  With these fee waivers, the Fund’s actual total operating expenses were as follows:

Tax-Managed Large Cap Fund — Class Y Shares	X.XX	%

For more information about these fees, see “Investment Adviser and Sub-Advisers” and “Distribution of Fund Shares.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.  The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.  For purposes of calculating the Example, the Fund’s fees are equal to the “Total Annual Fund Operating Expenses” figure in the table above.  Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year		3 Years		5 Years		10 Years
Tax-Managed Large Cap Fund – Class Y Shares	$	XX	$	XX	$	XX	$	XX

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More Information About Fund Investments

This prospectus describes the Fund’s primary investment strategies.  However, the Fund also may invest in other securities, use other strategies and engage in other investment practices.  These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions.  During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s objectives.  The Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income.  Of course, there is no guarantee that the Fund will achieve its investment goal.

Investment Adviser and Sub-Advisers

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Fund, and is responsible for the investment performance of the Fund since it allocates the Fund’s assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program.  SIMC oversees the Sub-Advisers to ensure compliance with the Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style.  The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC.  SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Fund.  SIMC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.  As of December 31, 2005, SIMC had more than $XX.X billion in assets under management.  For the fiscal year ended September 30, 2005, SIMC received investment advisory fees, after fee waivers, as a percentage of the Fund’s net assets, at the following rate:

Tax-Managed Large Cap Fund	X.XX	%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement is available in the Fund’s September 30, 2005 annual report, which covers the period October 1, 2004 through September 30, 2005.

Sub-Advisers and Portfolio Managers

Alliance Capital Management L.P.:  Sanford C. Bernstein (Bernstein), a unit of Alliance Capital Management L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  Drew Demakis, Chief Investment

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Officer of the Structured Equity Investment Policy Group, manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to Bernstein.  Mr. Demakis is also a member of the core/blend services investment team and chairman of Berstein’s Risk Investment Policy Group. Mr. Demakis joined Bernstein in 1998.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manage the portion of the Tax-Managed Large Cap Fund’s assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and portfolio manager has been with AJO for 21 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and portfolio manager has been with the firm for 12 years. Mr. Johnson directs AJO’s research and development efforts. Gina Marie N. Moore, CFA, CPA, Principal and portfolio manager has been with the firm for 7 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, Principal and portfolio manager has been with the firm for 18 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Delaware Management Company: Delaware Management Company (Delaware), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at Delaware manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to Delaware. The team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Franklin Portfolio Associates, LLC:  Franklin Portfolio Associates, LLC (FPA), located at One Boston Place, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  A team of investment professionals at FPA led by John Cone, manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to FPA.  The team also includes Michael Dunn, Oliver Buckley, Kristin Crawford and Tony Garvin.  Mr. Cone is the Chief Executive Officer and President of FPA and has been with FPA since its inception in 1982.  Michael Dunn, Senior Vice President and Senior Portfolio Manager, joined the firm in 1999. Oliver Buckley, Senior Vice President and Senior Portfolio Manager, and Kristin Crawford, Vice President and Portfolio Manager, both joined the firm in 2000. Tony Garvin, Senior Vice President and Senior Portfolio Manager, joined the firm in April 2004. Before joining the firm, Mr. Garvin was a Portfolio Manager for Batterymarch Financial Management from 2001 to 2004. Patrick Slattery, Vice President and Portfolio Manager, joined the firm in July 2005. Before joining the firm, Mr. Slattery was a Portfolio Manager and Quantitative Analyst at Independence Investment LLC from 1995 to 2003.

Goldman Sachs Asset Management, L.P.:  Goldman Sachs Asset Management, L.P. (GSAM), a business unit of the Investment Management Division of Goldman, Sachs & Co., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at GSAM manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to GSAM. The team consists of Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell and Steven M. Barry. Mr. Ehlers, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1997. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, has been with the firm since 1999.

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LSV Asset Management:  LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA, serve as portfolio managers of the portion of the Tax-Managed Large Cap Fund’s assets allocated to LSV.  They are all partners of LSV.  An affiliate of SIMC owns an interest in LSV.  SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Tax-Managed Large Cap Fund’s assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Montag & Caldwell, Inc.:  Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326-3248, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  William A. Vogel, Executive Vice President of Montag & Caldwell, serves as portfolio manager of the portion of the Tax-Managed Large Cap Fund’s assets allocated to Montag & Caldwell.  Mr. Vogel has been a portfolio manager at Montag & Caldwell for 17 years, and has 24 years of investment experience.

Parametric Portfolio Associates:  Parametric Portfolio Associates (Parametric), located at 1151 Fairview Avenue North, Seattle, Washington 98109-4418, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  A team of investment professionals at Parametric, led by David Stein, Managing Director and Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Director of Portfolio Management, manages the portion of the Tax-Managed Large Cap Fund’s assets allocated to Parametric.  Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively.

Peregrine Capital Management, Inc.:  Peregrine Capital Management, Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402-2018, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund.  John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Tax-Managed Large Cap Fund’s assets allocated to Peregrine. Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968. Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class Y Shares of the Fund.

The Fund offers Class Y Shares only to financial institutions and intermediaries for their own or their customers’ accounts.  For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

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Financial institutions and intermediaries may purchase Class Y Shares by placing orders with the Fund’s Transfer Agent (or its authorized agent).  Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems.  Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed.  However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law.  The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in a Fund in any twelve-month period).  For more information regarding the Fund’s policy and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day.  This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares.  These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution’s or intermediary’s procedures for transacting with the Fund.  For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.  Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).  So, for you to receive the current Business Day’s NAV, the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time.  The Fund will not accept orders that request a particular day or price for the transaction or any other special condition.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund.  In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price.

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Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or the Fund’s Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service’s prices will be reliable. SIMC or the Fund’s Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or the Fund’s Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees.  The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Fund’s Board of Trustees.  The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Fund’s Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include:  the security’s trading has been halted or suspended, the security has been de-listed from a national exchange, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security’s primary pricing source is not able or willing to provide a price.  When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.  Examples of factors the Committee may consider are:  the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer’s industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information.

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Minimum Purchases

To purchase Class Y Shares for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000.  The Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of the Fund’s shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various

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ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements).  Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds.  The Fund’s transfer agent will monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.                                          if the shareholder conducts four or more “round trips” in the Fund (other than a money market fund) in any twelve-month period.  A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares.  An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.                                       if the Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund in its sole discretion also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund’s policy are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders.  When applying the Fund’s policy, the Fund may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund’s monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Fund.  However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified.  For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund’s monitoring techniques.  Operational or technical limitations may also limit the Fund’s ability to identify short-term trading activity.

While it is the Fund’s intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund’s policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund’s trading or exchange restrictions.  The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans.  The Fund’s ability to monitor or restrict trading activity by individual participants in a plan may be

14

constrained by regulatory restrictions or plan policies.  In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons.  Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  Accounts for the Fund are generally opened through other financial institutions or financial intermediaries.  When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you.  This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided.  Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information.  In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application).  The Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity.  As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal law.  The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

15

How to Sell Your Fund Shares

If you hold Class Y Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts.  If you have questions, call 1-800-DIAL-SEI.  If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.  Your financial institution or intermediary may charge you a fee for its services.  The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund’s authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law.

Receiving Your Money

Normally, the Fund will make payment on your sale on the Business Day following the day on which it receives your request, but it may take up to seven days.  You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).  Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons.  More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class Y Shares of any Fund for Class Y Shares of any other Fund on any Business Day by contacting the Fund directly by mail or telephone.  You may also exchange shares through your financial institution or intermediary by telephone.  This exchange privilege may be changed or canceled at any time upon 60 days’ notice.  When you exchange shares, you are really selling your shares and buying other Fund shares.  So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk.  The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions.  If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

16

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund.  SIDCo. receives no compensation for distributing the Fund’s shares.

For Class Y Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.15%.

Disclosure of Portfolio Holdings Information

Portfolio holdings information for the Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website).  Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds’ policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund distributes its investment income quarterly as a dividend to shareholders.  The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

17

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below the Fund has summarized some important tax issues that affect the Fund and its shareholders.  This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any.  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  If so, they are taxable whether or not you reinvest them.  Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.  Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund.  Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares.  Long-term capital gains are currently taxable at the maximum rate of 15%.  Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year.  Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Fund uses a tax management technique known as highest in, first out.  Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

More information about taxes is in the Fund’s SAI.

18

Financial Highlights

The table that follows presents performance information about Class Y Shares of the Fund.  This information is intended to help you understand the Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations.  Some of this information reflects financial information for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by [      ], an independent registered public accounting firm.  Their report, along with the Fund’s financial statements, appears in the annual report that accompanies the Fund’s SAI.  You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

19

For the periods ended September 30,
For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized And Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions

Tax-Managed Large Cap Fund
Class Y
2005	$ X.XX	$ X.XX		$ X.XX		$ X.XX	$ X.XX	$ X.XX	$ X.XX
2004	9.21	0.12	(1)	1.20	(1)	1.32	(0.08)	—	(0.08)
2003	7.50	0.10	(1)	1.71	(1)	1.81	(0.10)	—	(0.10)
2002(2)	10.45	0.05		(2.98)		(2.93)	(0.02)	—	(0.02)

	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)		Portfolio Turnover Rate

Tax-Managed Large Cap Fund
Class Y
2005	$ X.XX	$ X.XX	$ X.XX	X.XX	%	X.XX	%	X.XX	%	X.XX	%
2004	10.45	14.41	4,909	0.55		1.13		0.72		29
2003	9.21	24.26	3,834	0.55		1.17		0.72		99
2002(2)	7.50	(28.05)	2,631	0.55		1.03		0.72		80

†                                           Returns are for the period indicated and have not been annualized.

(1)                                 Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2)                                 Class Y Shares commenced operations on April 8, 2002.  All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero.

20

SEI INSTITUTIONAL MANAGED TRUST

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2006 includes more detailed information about the SEI Institutional Managed Trust.  The SAI is on file with the SEC and is incorporated by reference into this prospectus.  This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and market conditions and trends and their impact on Fund performance.  The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Fund at:

One Freedom Valley Drive

Oaks, PA 19456

By Internet:  www.seic.com

21

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the SEI Institutional Managed Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”).  You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090).  You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to:  Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.  You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:  publicinfo@sec.gov.

SEI Institutional Managed Trust’s Investment Company Act registration number is 811-4878.

22

SEI INSTITUTIONAL MANAGED TRUST

Administrator:

SEI Investments Fund Management

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Alliance Capital Management L.P.'s investment unit of Sanford C. Bernstein	Martingale Asset Management, L.P. Metropolitan West Asset Management, LLC

Analytic Investors, Inc.	McKinley Capital Management Inc.

Aronson+Johnson+Ortiz, LP	Mazama Capital Management Inc.

Artisan Partners Limited Partnership	Montag & Caldwell, Inc.

BlackRock Advisors, Inc.	Nomura Corporate Research

Bridgewater Associates, Inc.	and Asset Management Inc.

David J. Greene and Company, LLC Delaware Management Company	Parametric Portfolio Associates Peregrine Capital Management, Inc.

Enhanced Investment Technologies, LLC	Quantitative Management Associates LLC

Franklin Portfolio Associates, LLC	Security Capital Research &

Goldman Sachs Asset Management, L.P.	Management Group Incorporated

ING Investment Management Co. Integrity Asset Management, LLC	Smith Breeden Associates, Inc. Wellington Management Company, LLP

JP Morgan Investment Management Inc.	Wells Capital Management, Inc.

Lee Munder Investments, Ltd.	Western Asset Management Company

LSV Asset Management	Western Asset Management Company Limited

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Managed Trust (the "Trust") and should be read in conjunction with the Trust's Prospectuses relating to the Class A shares of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Equity, Mid-Cap, Real Estate and Managed Volatility Funds, the Class A shares of the Core Fixed Income and High Yield Bond Funds, the Class I shares of the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth and Core Fixed Income Funds, and the Class Y shares of the Tax-Managed Large Cap Fund, each dated January 31, 2006. Prospectuses may be obtained by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended September 30, 2005, including notes thereto and the report of [    ] thereon, are herein incorporated by reference from the Trust's 2005 Annual Report. A copy of the 2005 Annual Report must accompany the delivery of this Statement of Additional Information.

January 31, 2006

TABLE OF CONTENTS

THE TRUST	S-2

INVESTMENT OBJECTIVES AND POLICIES	S-2

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-9

American Depositary Receipts	S-10

Asset-Backed Securities	S-10

Commercial Paper	S-11

Construction Loans	S-11

Equity Securities	S-11

Fixed Income Securities	S-13

Foreign Securities	S-14

Forward Foreign Currency Contracts	S-15

Futures and Options on Futures	S-17

Illiquid Securities	S-18

Investment Companies	S-18

Money Market Securities	S-19

Mortgage-Backed Securities	S-19

Mortgage Dollar Rolls	S-21

Municipal Securities	S-21

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-22

Options	S-23

Pay-In-Kind Bonds	S-24

Receipts	S-24

REITs	S-24

Repurchase Agreements	S-25

Restricted Securities	S-25

Reverse Repurchase Agreements and Sale-Buybacks	S-25

Securities Lending	S-26

Short Sales	S-26

Swaps, Caps, Floors, Collars and Swaptions	S-27

U.S. Government Securities	S-28

Variable and Floating Rate Instruments	S-29

When-Issued and Delayed Delivery Securities	S-29

Yankee Obligations	S-30

Zero Coupon Securities	S-30

INVESTMENT LIMITATIONS	S-31

THE ADMINISTRATOR AND TRANSFER AGENT	S-34

THE ADVISER AND SUB-ADVISERS	S-35

DISTRIBUTION AND SHAREHOLDER SERVICING	S-89

TRUSTEES AND OFFICERS OF THE TRUST	S-90

PROXY VOTING POLICIES AND PROCEDURES	S-96

PURCHASE AND REDEMPTION OF SHARES	S-97

TAXES	S-97

PORTFOLIO TRANSACTIONS	S-100

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-104

DESCRIPTION OF SHARES	S-104

LIMITATION OF TRUSTEES' LIABILITY	S-105

CODES OF ETHICS	S-105

VOTING	S-105

SHAREHOLDER LIABILITY	S-105

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-106

MASTER/FEEDER OPTION	S-106

CUSTODIAN	S-106

EXPERTS	S-107

LEGAL COUNSEL	S-107

DESCRIPTION OF RATINGS	A-1

January 31, 2006

THE TRUST

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class A, Class I and Class Y shares may be offered which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information relates to the following portfolios: Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Equity, Mid-Cap, Managed Volatility, Real Estate, Core Fixed Income, and High Yield Bond Funds (each a "Fund" and, together, the "Funds"), including all classes of the Funds.

The investment adviser and investment sub-advisers to the Funds are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP VALUE FUND-The investment objective of the Large Cap Value Fund is long-term growth of capital and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. Each sub-adviser, in managing its portion of the Fund's assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

The Fund may also invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in American Depositary Receipts ("ADRs") traded on registered exchanges or on NASDAQ.

Any remaining assets may be invested in other equity securities and in investment grade fixed income securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed delivery securities, receipts, shares of real estate investment trusts ("REITs") and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

LARGE CAP GROWTH FUND-The investment objective of the Large Cap Growth Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. Each sub-adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ, as well as ADRs not traded on an established exchange.

Any remaining assets may be invested in investment grade fixed income securities or in equity securities of smaller companies that the Fund's sub-advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

TAX-MANAGED LARGE CAP FUND-The investment objective of the Tax-Managed Large Cap Fund is to achieve high long-term after-tax returns for its shareholders. The investment objective of the Fund is fundamental, and may not be changed unless authorized by a vote of the Fund's shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion.

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in investment grade fixed income securities, including tax-exempt securities and variable and floating rate securities, or in equity securities of smaller companies that the Fund's sub-advisers believe are appropriate in light of the Fund's objective. The Fund may acquire shares of other investment companies, when-issued and delayed delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

The Fund seeks to achieve favorable after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. The Fund attempts to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

Realized capital gains will be minimized in part by investing primarily in established companies with the expectation of holding these securities for a period of years. The Fund's sub-advisers will generally seek to avoid realizing short-term capital gains, thereby minimizing portfolio turnover. When a decision is made to sell a particular appreciated security, the Fund will attempt to select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

LARGE CAP DIVERSIFIED ALPHA FUND-The investment objective of the Large Cap Diversified Alpha Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies composed of derivative instruments correlated to large cap equity securities and backed by other types of securities. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Composite Stock Price Index between $xx million and $xx million as of December 31, 2005.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 20% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in exchange-traded funds based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors.''

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

SMALL CAP VALUE FUND-The investment objective of the Small Cap Value Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index.

The market capitalization range and the composition of both the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. Each sub-adviser, in managing its portion of the Fund's assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in investment grade fixed income securities or equity securities of larger, more established companies that the Fund's sub-advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

SMALL CAP GROWTH FUND-The investment objective of the Small Cap Growth Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. Each sub-adviser selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth potential and positive earnings surprises.

The Fund may also invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in ADRs traded on registered exchanges or on NASDAQ.

Any remaining assets may be invested in equity securities of more established companies that the sub-advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

TAX-MANAGED SMALL CAP FUND-The investment objective of the Tax-Managed Small Cap Fund is to achieve high long-term after-tax returns for its shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2500 Index (between $xx million and $xx billion as of December 31, 2005).

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in other equity securities, and investment grade fixed income securities, including tax-exempt securities and variable and floating rate securities. The Fund may acquire shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time. The Fund seeks to achieve favorable after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. The Fund attempts to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

When a decision is made to sell a particular appreciated security, the Fund will attempt to select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

SMALL/MID CAP EQUITY FUND-The investment objective of the Small/Mid Cap Equity Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2500 Index (between $xx million and $xx billion as of December 31, 2005). In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

MID-CAP FUND-The investment objective of the Mid-Cap Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations between $500 million and $5 billion. The sub-adviser selects stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions. Any remaining assets may be invested in equity securities of larger, more established companies, investment grade fixed income securities or money market securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, when the adviser or sub-adviser determines that market conditions warrant, the Fund may invest all or a portion of its assets in equity securities of larger companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

MANAGED VOLATILITY FUND-The investment objective of the Managed Volatility Fund is capital appreciation with less volatility than the broad U.S. equity markets. There can be no assurance that the Fund will achieve its investment objective.

The Managed Volatility Fund may invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund also may invest in futures, options on futures and swap agreements and engage in short sales.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

REAL ESTATE FUND-The investment objective of the Real Estate Fund is total return, including current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of REITs and real estate operating companies ("REOCs")). The Fund is non-diversified and expects to hold a relatively small number of securities, thus increasing the importance of each holding. Generally, the Fund will invest in real estate companies operating in the United States.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors.''

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

CORE FIXED INCOME FUND-The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign corporate and Government fixed income securities, including mortgage-backed securities. U.S. and foreign, including emerging market, fixed income securities in which the Fund may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the U.S. Government, its agencies and instrumentalities, or a foreign government, (iii) municipal securities of issuers located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations, (iv) receipts involving U.S. Treasury obligations, (v) mortgage-backed securities, (vi) asset-backed securities, (vii) zero coupon, pay-in-kind or deferred payment securities, and (viii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities. Such securities may be denominated in either U.S. dollars or foreign currency.

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, (v) construction loans and (vi) Yankee obligations, and (vii) reverse repurchase agreements and sale buybacks. In addition, the Fund may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The Sub-Adviser may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

While each sub-adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of December 31, 2005 it was x.xx years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

HIGH YIELD BOND FUND-The investment objective of the High Yield Bond Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. In managing the Fund's assets, the sub-advisers and, to a limited extent, SIMC select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or credit quality of any security. In addition, the Fund may invest in unrated securities.

The Fund may invest in all types of fixed income securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities, (ii) asset-backed securities, (iii) zero coupon, pay-in-kind or deferred payment securities, (iv) variable and floating rate instruments, and (v) Yankee obligations.

Any assets of the Fund not invested in the fixed income securities described above may be invested in: (i) convertible securities, (ii) preferred stocks, (iii) equity securities, (iv) investment grade fixed income securities, (v) money market securities, (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, and (vii) forward foreign currency contracts. The Fund may invest in U.S. dollar-denominated obligations and securities of foreign issuers. In addition, the Fund may purchase or write options, futures and options on futures and enter into swap transactions, including caps, collars, floors, credit default swaps and swaptions. The Fund may invest in ADRs traded on registered exchanges or on NASDAQ. The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The advisers may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.

The "Appendix" to this Statement of Additional Information sets forth a description of the bond rating categories of several nationally recognized statistical ratings organizations ("NRSROs"). The ratings established by each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality, and may not reflect changes in an issuer's creditworthiness. Accordingly, although the advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.

The achievement of the Fund's investment objective may be more dependent on the adviser's own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of an adviser, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. Each Fund's advisers will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS-American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES-Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts, and for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

COMMERCIAL PAPER-Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONSTRUCTION LOANS-In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FIXED INCOME SECURITIES-Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's adviser. See "Appendix A-Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the advisers will review the situation and take appropriate action with regard to the security.

Lower Rated Securities. Lower-rated bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES-Foreign securities are issued by non-U.S. investors. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS-A forward foreign currency contract involves a negotiated obligation to purchase or sell (with delivery generally required) a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may use currency instruments to engage in the following types of currency transactions:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

The Core Fixed Income Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by the 1940 Act.

The Core Fixed Income Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

With the exception of the Core Fixed Income and Large Cap Diversified Alpha Funds, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The Core Fixed Income and Large Cap Diversified Alpha Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If either the Core Fixed Income Fund or the Large

Cap Diversified Alpha Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

FUTURES AND OPTIONS ON FUTURES-Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Except for the Core Fixed Income Fund, a Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. The Core Fixed Income Fund may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Fund's returns, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on the adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES-Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the advisers determine the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, an adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INVESTMENT COMPANIES-Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trust and SEI Investments Management Corporation have obtained an order from the SEC that permits the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which comply with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act. A Fund may invest in investment companies managed by an adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds. Exchange-traded Funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

MONEY MARKET SECURITIES-Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's or Moody's, or determined by an adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see the Appendix to this SAI.

MORTGAGE-BACKED SECURITIES-Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.

Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae obligations are supported by the discretionary authority of the U.S. Government to purchase such obligations and Freddie Mac obligations are supported only by the credit of Freddie Mac. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and Freddie Mac securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PCS") which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS-Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES-Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS-Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OPTIONS-A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS-Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

RECEIPTS-Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REITs-REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS-A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by an adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The advisers monitor compliance with this requirement, as well as the ongoing financial condition and credit-worthiness of the counter party. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of an adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES-Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Permitted investments for a Fund include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS-Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING-Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES-Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise "cover" the Fund's short position as required by the 1940 Act.

The Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds may engage in short sales in an amount up to 20% of the Funds' value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds having leveraged investment portfolios, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make a Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause the Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS-Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES-Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit

Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

Receipts. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., obligations of GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS-Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES-When-issued and delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS-Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES-Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of each Fund and may not be changed without shareholder approval.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate Fund.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate Fund, which as a matter of fundamental policy, concentrates its investments in securities issued by companies primarily engaged in the real estate industry.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of each Fund and may be changed by the Trust's Board of Trustees without a vote of shareholders.

No Fund may:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap Growth, Tax-Managed Large Cap, Managed Volatility and Large Cap Diversified Alpha Funds.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its total assets would be invested in such securities. This investment limitation does not apply to the Managed Volatility, Real Estate, Large Cap Diversified Alpha or Small/Mid Cap Equity Funds.

  7.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Real Estate Fund.

  8.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This investment limitation does not apply to the Real Estate Fund.

  9.  Borrow money in an amount exceeding 331/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  10.  Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  11.  Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  12.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  13.  With the exception of the Tax-Managed Small Cap, Managed Volatility, Real Estate, Large Cap Diversified Alpha and Small/Mid Cap Equity Funds, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

  14.  With respect to the Large Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Large Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the Tax-Managed Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the Small Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Small Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Tax-Managed Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  20.  With respect to the Mid-Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  21.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  22.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  23.  With respect to the Large Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  24.  With respect to the Real Estate Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of REITs and REOCs). The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  25.  With respect to the Small/Mid Cap Equity Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small and medium sized companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

With respect to the Large Cap Diversified Alpha, Managed Volatility and Small/Mid Cap Equity Funds, for purposes of the industry concentration limitation specified in the SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each Fund's Board of Trustees.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Fund Management (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator's voluntary fee waived for the fiscal years ended September 30, 2003, 2004 and 2005:

	Administration Fees Paid (000)					Administration Fees Waived (000)
	2003	2004	2005			2003	2004	2005
Large Cap Value Fund	$11,733	$13,983	$	x	x	$0	$0	$	x	x
Large Cap Growth Fund	$11,898	$13,716	$	x	x	$0	$0	$	x	x
Tax-Managed Large Cap Fund	$5,582	$6,895	$	x	x	$0	$0	$	x	x
Small Cap Value Fund	$2,502	$3,186	$	x	x	$0	$0	$	x	x
Small Cap Growth Fund	$2,581	$3,414	$	x	x	$0	$0	$	x	x
Tax-Managed Small Cap Fund	$530	$730	$	x	x	$0	$0	$	x	x
Small/Mid Cap Equity Fund	*	*	$	x	x	*	*	$	x	x
Mid-Cap Fund	$119	$156	$	x	x	$0	$0	$	x	x
Real Estate Fund	*	$40	$	x	x	*	$2	$	x	x
Core Fixed Income Fund	$10,224	$11,181	$	x	x	$0	$0	$	x	x
High Yield Bond Fund	$3,106	$3,740	$	x	x	$0	$0	$	x	x
Managed Volatility Fund	*	*	$	x	x	*	*	$	x	x
Large Cap Diversified Alpha Fund	*	*	$	x	x	*	*	$	x	x

*  Not in operation during such period.

THE ADVISER AND SUB-ADVISERS

General. SEI Investments Management Corporation ("SIMC") is a wholly-owned subsidiary of SEI Investments, a financial services company. The principal business address of SIMC and SEI Investments is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 8 investment companies, including more than xx funds. SIMC had more than $xx.x billion in assets as of December 31, 2005.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Funds' investment objectives, policies and restrictions. These sub-advisers are selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively a sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board of Trustees, one or more sub-advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The sub-advisers are also responsible for managing their employees who provide services to the Funds.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any sub-adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that a sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a sub-adviser, as applicable, or by SIMC or a sub-adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Value Fund	x.xx%
Large Cap Growth Fund	x.xx%
Tax-Managed Large Cap Fund	x.xx%
Small Cap Value Fund	x.xx%
Small Cap Growth Fund	x.xx%
Tax-Managed Small Cap Fund	x.xx%
Small/Mid Cap Equity Fund	x.xx%
Mid-Cap Fund	x.xx%
Real Estate Fund	x.xx%
Core Fixed Income Fund	x.xx%
High Yield Bond Fund	x.xx%
Managed Volatility Fund	x.xx%
Large Cap Diversified Alpha Fund	x.xx%

SIMC pays the sub-advisers out of its investment advisory fees.

For each Fund, the following table shows: (i) the dollar amount of fees paid to SIMC by the Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers for the fiscal years ended September 30, 2003, 2004 and 2005:

	Advisory Fees Paid (000)									Advisory Fees Waived (000)
	2003			2004			2005			2003			2004			2005
Large Cap Value Fund		$8,467			$11,183		$	x	x		$3,266			$2,800		$	x	x
Large Cap Growth Fund		$11,728			$13,624		$	x	x		$1,870			$2,051		$	x	x
Tax-Managed Large Cap Fund		$5,374			$6,038		$	x	x		$1,013			$1,853		$	x	x
Small Cap Value Fund		$4,470			$5,906		$	x	x		$177			$11		$	x	x
Small Cap Growth Fund		$4,588			$6,259		$	x	x		$205			$81		$	x	x
Tax-Managed Small Cap Fund		$821			$1,141		$	x	x		$163			$215		$	x	x
Small/Mid Cap Equity Fund		*			*		$	x	x		*			*		$	x	x
Mid-Cap Fund		$136			$178		$	x	x		$0			$0		$	x	x
Real Estate Fund		*			$70		$	x	x		*			$7		$	x	x
Core Fixed Income Fund		$8,808			$9,662		$	x	x		$1,233			$1,319		$	x	x
High Yield Bond Fund		$3,788			$4,526		$	x	x		$538			$684		$	x	x
Managed Volatility Fund		*			*		$	x	x		*			*		$	x	x
Large Cap Diversified Alpha Fund	$	x	x	$	x	x	$	x	x	$	x	x	$	x	x	$	x	x

*  Not in operation during such period.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the sub-advisers by SIMC; and (ii) the dollar amount of the sub-advisers' voluntary fee waivers for the fiscal years ended September 30, 2003, 2004 and 2005:

	Sub-Advisory Fees Paid (000)					Sub-Advisory Fees Waived (000)
	2003	2004	2005			2003	2004	2005
Large Cap Value Fund	$3,319	$5,191	$	x	x	$0	$0	$	x	x
Large Cap Growth Fund	$6,629	$7,746	$	x	x	$0	$0	$	x	x
Tax-Managed Large Cap Fund	$2,987	$3,079	$	x	x	$0	$0	$	x	x
Small Cap Value Fund	$3,398	$4,558	$	x	x	$0	$0	$	x	x
Small Cap Growth Fund	$3,482	$4,796	$	x	x	$0	$0	$	x	x
Tax-Managed Small Cap Fund	$591	$828	$	x	x	$0	$0	$	x	x
Small/Mid Cap Equity Fund	*	*	$	x	x	*	*	$	x	x
Mid-Cap Fund	$85	$112	$	x	x	$0	$0	$	x	x
Real Estate Fund	*	$56	$	x	x	*	$0	$	x	x
Core Fixed Income Fund	$3,331	$3,672	$	x	x	$0	$0	$	x	x
High Yield Bond Fund	$2,457	$2,923	$	x	x	$0	$0	$	x	x
Managed Volatility Fund	*	*	$	x	x	*	*	$	x	x
Large Cap Diversified Alpha Fund	*	*	$	x	x	*	*	$	x	x

*  Not applicable during such period.

For the fiscal years ended September 30, 2003, 2004 and 2005, SIMC paid LSV Asset Management, which is an affiliated person of SIMC, as follows:

	Fees Paid (000)					Fee Waivers (000)
Fund	2003	2004	2005			2003	2004	2005
Large Cap Value Fund	$906	$1,296	$	x	x	$0	$0	$	x	x
Tax-Managed Large Cap Fund	$338	$261	$	x	x	$0	$0	$	x	x
Small Cap Value Fund	$520	$543	$	x	x	$0	$0	$	x	x
Tax-Managed Small Cap Fund	$146	$217	$	x	x	$0	$0	$	x	x
Small/Mid Cap Equity Fund	*	*	$	x	x	*	*	$	x	x

*  Not in operation during such period.

The Sub-Advisers

ALLIANCE CAPITAL MANAGEMENT L.P.-Sanford C. Bernstein, a wholly-owned subsidiary and an investment unit of Alliance Capital Management L.P. ("Alliance Capital"), serves as a sub-adviser for a portion of the assets of the Large Cap Value and Tax-Managed Large Cap Funds. Alliance Capital is a Delaware limited partnership of which Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., is a general partner. AXA Financial, Inc. is a wholly-owned subsidiary of AXA.

ANALYTIC INVESTORS, INC.-Analytic Investors, Inc. ("Analytic'') serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha and Managed Volatility Funds. Analytic, a wholly-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

ARONSON+JOHNSON+ORTIZ, LP-Aronson+Johnson+Ortiz, LP ("AJO") serves as a sub-adviser for a portion of the assets of the Tax-Managed Large Cap, Large Cap Value, Large Cap Diversified Alpha and Managed Volatility Funds. AJO is wholly-owned by its seven limited partners. Theodore R. Aronson, Managing Principal, is majority equity owner of AJO.

ARTISAN PARTNERS LIMITED PARTNERSHIP-Artisan Partners Limited Partnership ("Artisan") serves as a sub-adviser for a portion of the assets of the Small Cap Value Fund. Artisan, a privately owned multidiscipline investment firm, was founded in 1994.

BLACKROCK ADVISORS, INC.-BlackRock Advisors, Inc. ("BlackRock") serves as a sub-adviser for a portion of the assets of the Small Cap Value, Tax-Managed Small Cap, Small/Mid Cap Equity and Core Fixed Income Funds. BlackRock, a Delaware corporation, is a subsidiary of PNC Financial Services Group, Inc. and is an indirect subsidiary of PNC Bank Corp.

BRIDGEWATER ASSOCIATES, INC.-Bridgewater Associates, Inc. ("Bridgewater") serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha and Core Fixed Income Funds. Bridgewater was founded in 1973 and is 100% employee (or former employee) owned and controlled.

DAVID J. GREENE AND COMPANY, LLC-David J. Greene and Company, LLC ("David J. Greene") serves as a sub-adviser for a portion of the assets of the Small Cap Value and Tax-Managed Small Cap Funds. David J. Greene is a New York limited liability company founded in 1938, and changed from a partnership to an LLC in January 1998. Three family principals, Michael Greene, Alan Greene, and James Greene, collectively own more than 25% and Benjamin H. Nahum owns more than 10% of the firm.

DELAWARE MANAGEMENT COMPANY-Delaware Management Company ("Delaware''), a series of Delaware Management Business Trust, serves as a sub-adviser for a portion of the assets of the Large Cap Growth, Tax-Managed Large Cap, Small Cap Growth, Tax-Managed Small Cap, Large Cap Diversified Alpha and Small/Mid Cap Equity Funds. Delaware Investments, which is the marketing name for Delaware, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

ENHANCED INVESTMENT TECHNOLOGIES, LLC-Enhanced Investment Technologies, LLC ("INTECH'') serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha and Large Cap Growth Funds. Janus Capital Group Inc. indirectly owns 77.5% of INTECH and 22.5% of INTECH is owned by its employees. INTECH was founded in 1987.

FRANKLIN PORTFOLIO ASSOCIATES, LLC-Franklin Portfolio Associates, LLC ("FPA'') serves as a sub-adviser for a portion of the assets of the Large Cap Value and Tax-Managed Large Cap Funds. FPA is an indirect, wholly-owned subsidiary of Mellon Financial Corporation.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.-Goldman Sachs Asset Management, L.P. ("GSAM") serves as a sub-adviser for a portion of the assets of the Large Cap Growth and Tax-Managed Large Cap Funds. Goldman Sachs is wholly-owned by The Goldman Sachs Group, Inc.

ING INVESTMENT MANAGEMENT CO.-ING Investment Mangement Co., ("ING IM"), which comprises businesses formerly conducted by ING Ghent Asset Management LLC, serves as a sub-adviser for a portion of the assets of the High Yield Bond Fund. ING IM is an indirect wholly-owned subsidiary of ING Groep, N.V. in Amsterdam, which is the ultimate parent entity.

INTEGRITY ASSET MANAGEMENT, LLC-Integrity Asset Management, LLC ("Integrity") serves as a sub-adviser for a portion of the assets of the Small/Mid Cap Equity Fund. Integrity was founded in 2003 and is wholly-owned by its employees.

JP MORGAN INVESTMENT MANAGEMENT INC.-JP Morgan Investment Management Inc. ("JPMIM") serves as a sub-adviser for a portion of the assets of the High Yield Bond Fund. JPMIM is wholly-owned by JPMorgan Asset Management Holdings Inc. which is wholly-owned by JPMorgan Chase and Co.

LEE MUNDER INVESTMENTS, LTD.-Lee Munder Investments, Ltd. ("LMIL") serves as a sub-adviser for a portion of the assets of the Small Cap Value, Small/Mid Cap Equity and Small Cap Growth Funds. LMIL was founded in 2000 and it is owned by Lee Munder Capital Group (LMCG). LMCG is 79% owned by employees and 21% owned by Castanea Partners, Inc.

LSV ASSET MANAGEMENT-LSV Asset Management ("LSV") serves as a sub-adviser for a portion of the assets of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Small/Mid Cap Equity and Tax-Managed Small Cap Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets over the past 8 years. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns an interest in LSV.

MARTINGALE ASSET MANAGEMENT, L.P.-Martingale Asset Management, L.P. ("Martingale") serves as a sub-adviser for a portion of the assets of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Mid-Cap Funds. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

MAZAMA CAPITAL MANAGEMENT INC.-Mazama Capital Management, Inc. ("Mazama") serves as a sub-adviser for a portion of the assets of the Small Cap Growth, Small/Mid Cap Equity and Tax-Managed Small Cap Funds. Mazama is 93% employee-owned.

McKINLEY CAPITAL MANAGEMENT INC.-McKinley Capital Management Inc. ("McKinley Capital") serves as a sub-adviser for a portion of the assets of the Tax-Managed Small Cap and Small Cap Growth Funds. McKinley Capital was founded in 1990 and is wholly-owned by its employees.

METROPOLITAN WEST ASSET MANAGEMENT LLC-Metropolitan West Asset Management, LLC ("MWAM") serves as a sub-adviser for a portion of the assets of the Core Fixed Income and High Yield Bond Funds. MWAM is a California limited liability corporation founded in 1996 and is 64% majority owned by MWAM's active management team. Metropolitan West Financial, LLC ("MWFIN"), a holding company, holds a minority 36% ownership interest in MWAM. MWFIN is 99% owned by MW Holdings, LLC, an unregistered entity that has no clients or material business operations.

MONTAG & CALDWELL, INC.-Montag & Caldwell, Inc. ("Montag & Caldwell") serves as a sub-adviser for a portion of the assets of the Large Cap Growth and Tax-Managed Large Cap Funds. Montag & Caldwell was founded in 1945 and is incorporated in Georgia. ABN AMRO Asset Management Holdings, Inc. is the parent company of Montag & Caldwell.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.-Nomura Corporate Research and Asset Management Inc. ("NCRAM") serves as a sub-adviser for a portion of the assets of the High Yield Bond Fund. NCRAM is a subsidiary of Nomura Holding America, Inc.

PARAMETRIC PORTFOLIO ASSOCIATES-Parametric Portfolio Associates ("Parametric") serves as a sub-adviser for a portion of the assets of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds. Parametric is 80% owned by Eaton Vance Corp., a Boston-based investment management firm, and 20% by Parametric's executives and employees.

PEREGRINE CAPITAL MANAGEMENT, INC.-Peregrine Capital Management, Inc. ("Peregrine") serves as a sub-adviser for a portion of the assets of the Tax-Managed Large Cap and Large Cap Growth Funds. Peregrine is a wholly-owned subsidiary of Wells Fargo & Co.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC-Quantitative Management Associates LLC ("QMA") serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha and Large Cap Growth Funds. QMA is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., a wholly-owned subsidiary of Prudential Asset Management Holding Company, Inc., which in turn is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company formed in 2003.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED-Security Capital Research & Management Incorporated ("Security Capital") serves as a sub-adviser for a portion of the assets of the Real Estate and Small/Mid Cap Equity Funds. Security Capital is an indirect, 100% subsidiary of J.P. Morgan Chase & Co. Security Capital was acquired by Banc One Investment Advisors Corporation, a wholly-owned subsidiary of Bank One, N.A. in November 2003. Bank One N.A. is wholly-owned by Bank One Corporation which merged with and into J.P. Morgan Chase and Co. effective July 1, 2004.

SMITH BREEDEN ASSOCIATES, INC.-Smith Breeden Associates, Inc. ("Smith Breeden") serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha and Core Fixed Income Funds. Smith Breeden has been an independent and employee-owned corporation since its inception in 1982.

WELLINGTON MANAGEMENT COMPANY, LLP-Wellington Management Company, LLP ("Wellington Management") serves as a sub-adviser for a portion of the assets of the Real Estate, Small Cap Value, Small/Mid Cap Equity and Small Cap Growth Funds. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management is a Massachusetts limited liability partnership.

WELLS CAPITAL MANAGEMENT INC.-Wells Capital Management, Inc. ("Wells Capital'') serves as a sub-adviser for a portion of the assets of the Core Fixed Income Fund. Wells Capital was founded in 1981 and is a wholly-owned subsidiary of Wells Fargo Bank, N.A.

WESTERN ASSET MANAGEMENT COMPANY-Western Asset Management Company ("Western Asset") serves as a sub-adviser for a portion of the assets of the Core Fixed Income Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED-Western Asset Management Company Limited ("Western") serves as a sub-adviser for a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

Portfolio Management.

Alliance Capital

Compensation. SIMC pays Alliance Capital a fee based on the assets under management of the Large Cap Value and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between Alliance Capital and SIMC. Alliance Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2005.

Alliance Capital's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect Alliance Capital's ability to generate long-term investment success for Alliance Capital's clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

Fixed base salary. This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus. Alliance Capital's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital's leadership criteria.

Discretionary incentive compensation in the form of awards under Alliance Capital's Partners Compensation Plan ("deferred awards"). Alliance Capital's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their awards to investments in Alliance Capital's publicly traded equity securities.

Contributions under Alliance Capital's Profit Sharing/401(k) Plan. The contributions are based on Alliance Capital's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

Ownership of Fund Shares. As of the end of the Large Cap Value and Tax-Managed Large Cap Funds' most recently completed fiscal year, Alliance Capital's portfolio manager did not beneficially own any shares of the Large Cap Value and Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Value and Tax-Managed Large Cap Funds, Bernstein's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Drew Demakis	11	$2,905,000,000	0	$0	16	$499,000,000

Conflicts of Interests. As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. Alliance Capital recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Alliance Capital places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by

Alliance Capital. The Code also requires pre-clearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for Alliance Capital's clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Alliance Capital's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains. To address these conflicts of interest, Alliance Capital's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Diversified Alpha and Managed Volatility Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha and Managed Volatility Funds. The following information relates to the period ended September 30, 2005.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha and Managed Volatility Funds' most recently completed fiscal year, Analytic's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha and Managed Volatility Funds.

Other Accounts. As of September 30, 2005, Analytic's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Dennis Bein	11		$1,914,300,000		18		$1,117,480,000		20		$789,500,000
	0	*	$0	*	13	*	$621,000,000	*	6	*	$282,800,000	*
Harindra de Silva	11		$1,950,900,000		20		$1,249,500,000		22		$958,900,000
	0	*	$0	*	14	*	$633,300,000	*	6	*	$282,800,000	*
Greg McMurran	2		$435,400,000		2		$116,000,000		9		$4,753,100,000
	0	*	$0	*	1	*	$12,000,000	*	1	*	$4,739,100,000	*
Steve Sapra	9		$1,908,500,000		12		$862,380,000		20		$789,500,000
	0	*	$0	*	8	*	$350,100,000	*	6	*	$282,800,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Analytic's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Diversified Alpha and Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The Other Accounts include those referenced above (collectively, the "Other Accounts"). The Other Accounts include the portfolio managers' own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The Other Accounts might have similar investment objectives as the Large Cap Diversified Alpha and Managed Volatility Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Diversified Alpha and Managed Volatility Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Diversified Alpha and Managed Volatility Funds. Because of their positions with the Large Cap Diversified Alpha and Managed Volatility Funds, the portfolio managers know the size, timing, and possible market impact of Large Cap Diversified Alpha and Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Diversified Alpha and Managed

Volatility Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Diversified Alpha and Managed Volatility Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Diversified Alpha and Managed Volatility Funds, which conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Large Cap Diversified Alpha and Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Diversified Alpha and Managed Volatility Funds, such an approach might not be suitable for the Large Cap Diversified Alpha and Managed Volatility Funds given their investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds as set forth in an investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds. The following information relates to the period ended September 30, 2005.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses that are awarded entirely for contribution. The managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance.

Ownership of Fund Shares. As the end of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds' most recently completed fiscal year, AJO's portfolio managers did not beneficially own any shares of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds, AJO's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Aronson, Johnson, Moore, and Ortiz	9		$3,255,000,000		17		$4,332,000,000		44		$10,186,000,000
	2	*	$93,000,000	*	4	*	$425,000,000	*	39	*	$4,044,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AJO's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Value, Tax-Managed

Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds. Because of their positions with the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds, AJO's portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds, which conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while AJO's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds, such an approach might not be suitable for the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds given its investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap Value Fund as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value Fund. The following information relates to the period ended September 30, 2005.

An Artisan portfolio manager is compensated through an industry-competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Small Cap Value Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager's interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap Value Fund's most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap Value Fund.

Other Accounts. As of September 30, 2005, in addition to the Small Cap Value Fund, Artisan's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Scott C. Satterwhite and James C. Kieffer	4		$4,624,515,946		1		$40,063,080		17		$1,688,251,585
	0	*	$0	*	0	*	$0	*	1	*	$151,964,318	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Artisan's small cap value investment team, led by Scott C. Satterwhite and James C. Kieffer, manages portfolios for multiple clients within two investment strategies (small cap value and mid cap value). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the small cap value investment strategy in which Artisan manages assets for the Small Cap Value Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan's small cap value and mid cap value strategies, Artisan's small cap value investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the small cap value strategy may occur. In addition, some of the portfolios Artisan manages in its small cap value strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Small Cap Value Fund to Artisan.

Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with investment guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of IPOs and compliance with Artisan's Code of Ethics.

BlackRock

Compensation. SIMC pays BlackRock a fee based on the assets under management of the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between BlackRock and SIMC. BlackRock pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended September 30, 2005.

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Programs.

Base Compensation. Generally, BlackRock's portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary Compensation. In addition to base compensation, BlackRock's portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP). The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Portfolio managers Wayne Archambo and Kate O'Connor have received awards under the LTIP.

Deferred Compensation Program. A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Mr. Archambo and Ms. O'Connor, is deferred on a mandatory basis in a similar manner for a number of years.

Options and Restricted Stock Awards. While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Archambo has been granted stock options in prior years, and he also participates in BlackRock's restricted stock program.

Incentive Savings Plans. The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers are eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds or Other Accounts are measured. For Mr. Archambo and Ms. O'Connor, the relevant benchmark is a combination of market-based indices, and in the case of the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds is benchmarked to the Russell 2500 Value Index.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Ownership of Fund Shares. As of the end of the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, BlackRock's portfolio managers did not beneficially own any shares of the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of September 30, 2005, in addition to the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, BlackRock's portfolio managers managed or were members of the management team for the following client accounts:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wayne Archambo	10	$5,041,000,000	0	$0	18	$913,000,000
Kate O'Connor	8	$4,408,000,000	0	$0	13	$750,000,000

Conflicts of Interests. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds.

In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds with the average price.

Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds.

Finally, although BlackRock's portfolio managers currently do not manage accounts (including hedge funds) that are subject to a performance fee, they may do so in the future.

Bridgewater

Compensation. SIMC pays Bridgewater a fee based on the assets under management of the Large Cap Diversified Alpha and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Bridgewater and SIMC. Bridgewater pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Funds. The following information relates to the period ended September 30, 2005.

Bridgewater's compensation structure includes a performance-based bonus plan and a phantom equity plan. Senior investment professionals participate in these plans and derive a large percentage of their income from them. Bonuses are based on the performance of the company and the individual compared to certain benchmarks. Ownership in the firm has also been made available to key professionals. These incentives together with Bridgewater's unique work environment have led to a high retention rate compared to industry standards.

Rather than having traditional portfolio managers, Bridgewater uses a group-based approach in decision-making. To this end, Bridgewater has a team of senior investment professionals that oversees the entire investment management process, and monitors the performance of all portfolios and investment systems. A staff of research professionals supports the team in establishing and testing the criteria by which investment decisions will be made. These criteria are the product of Bridgewater's cumulative research into the fundamental cause-effect drivers of global market pricing. These criteria are specifically defined in terms of fundamental economic, capital flow, and inter-market relationships that allow them to be organized and programmed into systems. Bridgewater's day-to-day active views simply reflect these criteria applied to current economic and market data. In short, Bridgewater's research effort is devoted to determining the criteria for making decisions rather than on specific investment decisions themselves.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha and Core Fixed Income Funds' most recently completed fiscal year, Bridgewater's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha and Core Fixed Income Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Diversified Alpha and Core Fixed Income Funds, Bridgewater was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bridgewater Associates, Inc.	0	$0	0	$0	345	$141,000,000,000

Conflicts of Interests. A potential conflict of interest may arise as a result of Bridgewater's side-by-side management of both fixed-fee and performance-based fee accounts and allocating investment opportunities. Bridgewater has developed policies and procedures designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of allocating investment opportunities to all clients. Opportunities are allocated based on a systematic methodology that is both fair and equitable to all clients.

A potential conflict of interest may arise as a result of employees trading in securities for their personal accounts that are also bought and/or sold for client accounts. Bridgewater has adopted a Code of Ethics that is designed to detect and prevent such conflicts of interest. Bridgewater's Code of Ethics confirms the firm's commitment to the highest ideals of honesty, integrity and openness. This commitment is demonstrated by the extraordinary measures taken to ensure the confidentiality of client information, both internally and externally, and also in the rigorous scrutiny applied to the personal investment activities of its employees.

Bridgewater has elected to go beyond the minimum requirements established in Rule 204A-1 of the Investment Advisers Act of 1940 (the "Investment Advisers Act").

A potential conflict of interest may arise as a result of Bridgewater employees accepting gifts. Bridgewater employees are strictly prohibited from accepting gifts, including meals and entertainment, or other things of more than a de minimus value from any person or entity that does business with or on behalf of Bridgewater. All gifts received by any employee must be promptly reported to the Chief Compliance Officer. Any exceptions to this policy must be approved in advance by the Chief Compliance Officer. Employees are prohibited from soliciting gifts of any size under any circumstances.

No employee shall give any gift to a client or to persons who do business with, regulate, advise or render professional services to Bridgewater without the approval of a member of the Management Committee or a department head.

David J. Greene

Compensation. SIMC pays David J. Greene a fee based on the assets under management of the Small Cap Value and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between David J. Greene and SIMC. David J. Greene pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2005.

All professional staff at David J. Greene is motivated by a compensation structure that includes base salary, incentive compensation, and special compensation bonus to reward superior individual achievement. In addition, principals participate in the firm's profitability. Bonuses are based on a subjective evaluation by the Executive Committee, consisting of Michael C. Green, Benjamin H. Nahum and Alan I. Greene. Bonuses are calculated as follows:

Portfolio Managers-Bonus based on performance of accounts and client retention.

Analysts-Bonus based on accuracy of buy and sell recommendations, volume of research activity, and any other contributions to the investment process as determined by the portfolio manager.

Traders-Bonus based upon trade execution.

Marketers/Client Service-Bonus based upon new business and client retention.

David J. Greene believes that its firm's greatest asset is its team of investment professionals. Because David J. Greene is a privately held firm, David J. Greene is able to reward excellence and to motivate through ownership. As individuals grow in their contributions to David J. Greene, they are rewarded with increasingly greater percentages of ownership in the firm.

Other Accounts. As of September 30, 2005, in addition to the Small Cap Value and Tax-Managed Small Cap Funds, David J. Greene's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Benjamin H. Nahum	0	$0	1	$157,400,000	29	$1,166,500,000
Michael C. Greene	0	$0	0	$0	231	$915,800,000

Conflicts of Interests. David J. Greene's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value and Tax-Managed Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Small Cap Value and Tax-Managed Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Value and Tax-Managed Large Cap Funds. While the portfolio managers' management of

Other Accounts may give rise to the following potential conflicts of interest, David J. Greene does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, David J. Greene believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value and Tax-Managed Small Cap Funds. Because of their positions with the Small Cap Value and Tax-Managed Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Value and Tax-Managed Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value and Tax-Managed Small Cap Funds. However, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of David J. Greene's portfolio managers' management of the Small Cap Value and Tax-Managed Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Value and Tax-Managed Small Cap Funds. This conflict of interest may be exacerbated to the extent that David J. Greene or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Value and Tax-Managed Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is David J. Greene's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Value and Tax-Managed Small Cap Funds, such an approach might not be suitable for the Small Cap Value and Tax-Managed Small Cap Funds given their investment objectives and related restrictions.

Delaware

Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds

Compensation. SIMC pays Delaware a fee based on the assets under management of the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between Delaware and SIMC. Delaware pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds. The following information relates to the period ended September 30, 2005.

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

In addition, each team member is entitled to certain payments in the nature of reimbursement payable in three installments.

Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% in the years that follow, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares," in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of the end of the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds' most recently completed fiscal year, Delaware's portfolio managers did not beneficially own any shares in the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds.

Other Accounts.  As of September 30, 2005, Delaware's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Jeffrey S. Van Harte	17		$3,300,000,000		0		$0		37		$5,300,000,000
	0	*	$0	*	0	*	$0	*	1	*	$636,000,000	*
Christopher J. Bonavico	17		$3,300,000,000		0		$0		35		$5,200,000,000
	0	*	$0	*	0	*	$0	*	1	*	$636,000,000	*
Daniel J. Prislin	17		$3,300,000,000		0		$0		35		$5,200,000,000
	0	*	$0	*	0	*	0	*	1	*	$636,000,000	*
Christopher M. Ericksen	14		$2,800,000,000		0		0		33		$5,200,000,000
	0	*	0	*	0	*	0	*	1	*	$636,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds and the investment action for each account and the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

Delaware's portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds

Compensation. SIMC pays Delaware a fee based on the assets under management of the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Delaware and SIMC. Delaware pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended September 30, 2005.

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Marshall T. Bassett, Steven P. Lampe, Matthew Todorow and Lori P. Wachs are eligible to receive an annual cash bonus. The amount available in the bonus pool is based on the management team's assets under management minus any expenses associated with product and investment management team. Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Ownership of Fund Shares. As of the end of the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, Delaware's portfolio managers did not beneficially own any shares in the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of September 30, 2005, Delaware's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Marshall T. Bassett	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*
Steven G. Catricks	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*
Barry S. Goldstein	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*
Christopher M. Holland	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*
Steven T. Lampe	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*
Matthew Todorow	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*
Rudy D. Torrijos III	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*
Lori P. Wachs	25		$4,200,000,000		1		$3,800,000		19		$2,000,000,000
	0	*	0	*	0	*	0	*	1	*	$82,900,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers may perform investment management services for Other Accounts similar to those provided to the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity

Funds and the investment action for each account and the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of Other Accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Growth and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Large Cap Diversified Alpha Funds. The following information relates to the period ended September 30, 2005.

For managing the Large Cap Growth and Large Cap Diversified Alpha Funds and all Other Accounts, INTECH's portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH. This pay is not directly based on performance or assets of the Large Cap Growth and Large Cap Diversified Alpha Funds or Other Accounts. INTECH's portfolio managers are also eligible for a cash bonus as determined by INTECH, which is not directly based on performance or assets of the Large Cap Growth and Large Cap Diversified Alpha Funds or Other Accounts, rather it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares. As of end of the Large Cap Growth and Large Cap Diversified Alpha Funds' most recently completed fiscal year, INTECH's portfolio managers did not beneficially own any shares of the Large Cap Growth and Large Cap Diversified Alpha Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Growth and Large Cap Diversified Alpha Funds, INTECH's portfolio managers were responsible for the day-to-day management of certain Other Accounts as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Portfolio Management Team	8		$1,693,768,124		18		$5,924,960,955		274		$30,608,899,099
	0	*	$0	*	0	*	$0	*	0	*	$6,618,490,910	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, the Large Cap Growth and Large Cap Diversified Alpha Funds' portfolio managers may manage Other Accounts with investment strategies similar to the Large Cap Growth and Large Cap Diversified Alpha Funds. Fees earned by INTECH may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in Other Accounts outperforming the Large Cap Growth and Large Cap Diversified Alpha Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Large Cap Growth and Large Cap Diversified Alpha Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Growth and Large Cap Diversified Alpha Funds. However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order in not completely filled, executed shares are allocated to client accounts in proportion to the order.

FPA

Compensation. SIMC pays FPA a fee based on the assets under management of the Large Cap Value and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between FPA and SIMC. FPA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2005.

FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of FPA. Compensation is based on the team's performance, not on the performance of an individual portfolio. Performance is measured by financial success of the firm as a whole and investment performance of all accounts managed by FPA. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

All of FPA's investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

Ownership of Fund Shares. As of the end of the Large Cap Value and Tax-Managed Large Cap Funds' most recently completed fiscal year, FPA's portfolio managers did not beneficially own any shares of the Large Cap Value and Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Value and Tax-Managed Large Cap Funds, FPA's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
FPA Team	20	$16,206,200,000	6	$681,700,000	87	$15,690,700

Conflicts of Interests. FPA's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Value and Tax-Managed Large Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The

Other Accounts include registered mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Large Cap Value and Tax-Managed Large Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Value and Tax-Managed Large Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, FPA does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, FPA believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Value and Tax-Managed Large Cap Fund. Because of their positions with the Large Cap Value and Tax-Managed Large Cap Funds, the portfolio managers know the size, timing, and possible market impact of trades done for the Large Cap Value and Tax-Managed Large Cap Funds. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Value and Tax-Managed Large Cap Funds. However, FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Value Fund, Tax-Managed Large Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Value and Tax-Managed Large Cap Funds. This conflict of interest may be exacerbated to the extent that FPA or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is FPA's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Value and Tax-Managed Large Cap Funds, such an approach might not be suitable for either of the Large Cap Value and Tax-Managed Large Cap Funds given their investment objectives and related restrictions.

GSAM

Compensation. SIMC pays GSAM a fee based on the assets under management of the Large Cap Growth and the Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between GSAM and SIMC. GSAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2005.

GSAM and the GSAM Growth team's (the "Growth Team") compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance-based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three-to-seven year period, rather than being focused on short term gains in its strategies or short-term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (i) whether the team performed consistently with objectives and client commitments; (ii) whether the team's performance exceeded performance benchmarks over a market cycle; (iii) consistency of performance across accounts with similar profiles; and (iv) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad-based or narrow-based indices which will vary based on client expectations. The benchmark against which the Growth Team's performance is measured is the Russell 1000 Growth Index.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Growth Team.

GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Ownership of Fund Shares. As of the end of the Large Cap Growth and Tax-Managed Large Cap Funds' most recently completed fiscal year, GSAM's portfolio managers did not beneficially own any shares of the Large Cap Growth and Tax-Managed Large Cap Funds.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Growth and Tax-Managed Large Cap Funds, GSAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Herbert E. Ehlers	28		$9,028,152,805		1		$97,614,544		512		$19,807,317,077
	0	*	$0	*	0	*	$0	*	15	*	$2,642,299,631	*
Gregory H. Ekizian	28		$9,028,152,805		1		$97,614,544		512		$19,807,317,077
	0	*	$0	*	0	*	$0	*	15	*	$2,642,299,631	*
David G. Shell	28		$9,028,152,805		1		$97,614,544		512		$19,807,317,077
	0	*	$0	*	0	*	$0	*	15	*	$2,642,299,631	*
Steven M. Barry	28		$9,028,152,805		1		$97,614,544		512		$19,807,317,077
	0	*	$0	*	0	*	$0	*	15	*	$2,642,299,631	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. GSAM portfolio managers are often responsible for managing one or more funds as well as Other Accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Large Cap Growth and Tax-Managed Large Cap Funds and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

ING IM

Compensation. SIMC pays ING IM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between ING IM and SIMC. ING IM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to High Yield Bond Fund. The following information relates to the period ended September 30, 2005.

For the portfolio managers of the High Yield Bond Fund, compensation consists of: (i) a fixed base salary; (ii) a bonus which is based on ING IM performance, 3- and 5-year pre-tax performance of the accounts a portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts he is responsible for; and (iii) a long-term equity awards tied to the performance of the parent company, ING Groep.
Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one-and three-year periods and year-to-date net cash flow (ex-market movement) for all accounts managed by the team. The results for overall scorecards are calculated on an asset-weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING IM restricted stock, stock options and restricted performance shares.

Portfolio managers earning $125,000 or more in base salary compensation may participate in ING IM's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio managers participate in ING IM's Pension and Retirement Plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, ING IM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2005, in addition to the High Yield Bond Fund, ING IM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul H. Ross	2	$484,924,833	2	$26,874,284	27	$2,460,708,346
Kenneth J. Monaghan	2	$484,924,833	2	$26,874,284	27	$2,460,708,346

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for Other Accounts in addition to the High Yield Bond Fund. These Other Accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the High Yield Bond Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the High Yield Bond Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees-the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

Finally, a potential conflict of interest may arise because the investment mandates for certain Other Accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where Other Accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the Other Accounts to avoid harm to the High Yield Bond Fund.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended September 30, 2005.

Integrity's compensation policy is designed to compensate employees based on their contributions to the firm and Integrity's clients. Total compensation includes base salaries and bonuses consistent with investment management industry standards. Bonuses are determined by team performance, individual performance, and contribution to the firm's business objectives. Professionals are formally evaluated on an annual basis (December/January) on a variety of function-specific goals and criteria based on a combination of desired individual and firm achievements. At that time, the annual bonus is determined by Integrity's Board of Managers.

In addition, all members of the investment team either have or are on track to have direct equity or "phantom stock" equivalent ownership in Integrity.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity Fund's most recently completed fiscal year, Integrity's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of September 30, 2005, in addition to the Small/Mid Cap Equity Fund, Integrity's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team	1	$50,520,000	0	$0	32	$807,550,000

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include registered investment companies, pooled vehicles and other separately managed institutional accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small/Mid Cap Equity Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Integrity does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Integrity believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity Fund. Because of their positions with the Small/Mid Cap Equity Fund, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity Fund. However, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity Fund. This conflict of interest may be exacerbated to the extent that Integrity or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small/Mid Cap Equity Fund.

Notwithstanding this theoretical conflict of interest, it is Integrity's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity Fund, such an approach might not be suitable for the Small/Mid Cap Equity Fund given its investment objectives and related restrictions.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended September 30, 2005.

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, JPMIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2005, in addition to the High Yield Bond Fund, JPMIM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Cook & Thomas Hauser	3	$1,036,966,686	3	$237,323,942	4	$307,108,572

Conflicts of Interests. The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the High Yield Bond Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Other Accounts than that received with respect to the High Yield Bond Fund, or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the High Yield Bond Fund invests, JPMIM could be seen as harming the performance of the High Yield Bond Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMIM has policies and procedures designed to manage these conflicts described above, such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective pre-determined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

LMIL

Compensation. SIMC pays LMIL a fee based on the assets under management of the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between LMIL and SIMC. LMIL pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds. The following information relates to the period ended September 30, 2005.

Portfolio managers at LMIL are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles. Bonuses for LMIL's Small Cap Value team are determined overall as a percentage of the revenues from the Small Cap Value team, depending on their performance (better performance drives a higher percentage bonus). Performance for the team for determining their bonus is based upon their composite performance for all accounts managed, and is compared to their benchmark. Bonus levels are based upon their composite performance quartile ranking for the life of product or 3-year performance record. The same applies to both LMIL's Small Cap Growth and Small Mid teams, but an added component of profitability of LMIL is also included. Performance is measured annually and bonuses are paid in February or March of the following year.

Ownership of Fund Shares. As of the end of the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds' most recently completed fiscal year, LMIL's portfolio managers did not beneficially own any shares of the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds.

Other Accounts. As of September 30, 2005, in addition to the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds, LMIL's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Andrew Beja and Thomas Holman (Small Cap Growth)	2		$198,500,000		0		$0		5		$81,400,000
	0	*	$0	*	0	*	$0	*	1	*	$81,100,000	*
R. Todd Vingers (Small Cap Value)	5		$522,400,000		5		$43,900,000		30		$460,500,000
	0	*	$0	*	0	*	$0	*	1	*	$22,500,000	*
Andrew Beja and Thomas Holman (Small/Mid Cap Equity)	1		$87,600,000		0		$0		0		$0

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all portfolios managed. The Other Accounts might have similar investment objectives as the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMIL does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMIL believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds. However, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that LMIL or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is LMIL's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds, such an approach might not be suitable for the Small Cap Value, Small Cap Growth and Small/Mid Cap Equity Funds given its investment objectives and related restrictions.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended September 30, 2005.

LSV's portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance.

Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. As of the end of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, LSV's portfolio managers did not beneficially own any shares of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, LSV's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Josef Lakonishok, Robert Vishny, and Menno Vermeulen	19		$4,449,864,417		17		$3,276,846,712		442		$37,522,901,214
	0	*	$0	*	0	*	$0	*	17	*	$1,700,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing, and possible market impact of Large Cap Value, Small Cap Value, Tax-Managed Large Cap,

Tax-Managed Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, such an approach might not be suitable for the Large Cap Value, Small Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap and Small/Mid Cap Equity Funds given its investment objectives and related restrictions.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended September 30, 2005.

Martingale's portfolio managers' compensation packages are commensurate with past experience and current contributions to Martingale. Compensation for all investment professionals includes an annual base salary, an opportunity to earn a yearly bonus, an attractive profit-sharing retirement plan and an opportunity for partnership. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm. Compensation does not include a bonus that is linked to the performance of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds.

Ownership of Fund Shares. As of the end of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, Martingale's portfolio managers did not beneficially own any shares of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of September 30, 2005, in addition to the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds, Martingale's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
The Investment Team	0		$0		11		$458,536,924		47		$2,808,563,266
	0	*	$0	*	5	*	$122,874,963	*	0	*	$0	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all other Martingale accounts. The Other Accounts might have similar investment objectives as the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that Martingale or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is Martingale's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds, such an approach might not be suitable for the Small Cap Value, Small Cap Growth, Mid-Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

Mazama

Compensation. SIMC pays Mazama a fee based on the assets under management of the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Mazama and SIMC. Mazama pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended September 30, 2005.

Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of Mazama's portfolio management team aligned with those of Mazama's clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance-based incentive representing 70-80% of cash compensation. The performance-based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. Mazama's Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between Mazama's portfolio returns and the returns of the benchmark for the portion of the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index, Russell Mid Cap Growth or Russell 3000 Growth Index).

Equity-based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, Mazama's Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder, or both.

Ownership of Fund Shares. As of the end of the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, Mazama's portfolio managers did not beneficially own any shares of the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of September 30, 2005, in addition to the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds, Mazama's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Ronald A. Sauer, Stephen C. Brink, Gretchen M. Novak, Timothy P. Butler and Michael D. Clulow	13		$1,440,000,000		1		$88,000,000		68		$4,740,000,000
	0	*	0	*	0	*	0	*	2	*	$287,000,000

*  Two accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, and these two accounts are managed consistently with their stated investment strategy. Despite these differences, Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over Other Accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds or another client account, the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Small Cap Growth, Tax-Managed Small Cap and Small/Mid Cap Equity Funds with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

McKinley Capital

Compensation. SIMC pays McKinley Capital a fee based on the assets under management of the Small Cap Growth and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2005.

Compensation to its investment professionals comes in the form of a base salary, cash bonus and incentive stock options. The base salary is determined by years of experience and market rates. The cash bonus and incentive stock option awards are based solely on the discretion of the President and Chief Investment Officer.

Ownership of Fund Shares. As of the end of the Small Cap Growth and Tax-Managed Small Cap Funds' most recently completed fiscal year, McKinley Capital's portfolio managers did not beneficially own any shares of the Small Cap Growth and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2005, in addition to the Small Cap Growth and Tax-Managed Small Cap Funds, McKinley Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
McKinley Capital Team	7	$1,000,000,000	0	$0	958	$8,600,000,000

Conflicts of Interests. McKinley Capital's management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Growth and Tax-Managed Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Small Cap Growth and Tax-Managed Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Growth and Tax-Managed Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Growth and Tax-Managed Small Cap Funds. Because of their positions with the Small Cap

Growth and Tax-Managed Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Growth and Tax-Managed Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Growth and Tax-Managed Small Cap Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Growth and Tax-Managed Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Growth and Tax-Managed Small Cap Funds, which conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Growth and Tax-Managed Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Growth and Tax-Managed Small Cap Funds, such an approach might not be suitable for the Small Cap Growth and Tax-Managed Small Cap Funds given its investment objectives and related restrictions.

MWAM

Compensation. SIMC pays MWAM a fee based on the assets under management of the Core Fixed Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between MWAM and SIMC. MWAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and High Yield Bond Funds. The following information relates to the period ended September 30, 2005.

MWAM's compensation of investment professionals primarily reflects the firm's ability to generate long-term investment success on behalf of client accounts. Portfolio managers who are partners at MWAM receive a salary plus their pro rata share of MWAM profits (if any). Portfolio managers who are not equity owners of MWAM receive an annual salary plus the possibility of cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MWAM's Profit Sharing/401(k) Plan. In general, MWAM's overall profitability determines the total amount of incentive compensation available to investment professionals.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the MWAM's leadership criteria.

Ownership of Fund Shares. As of the end of the Core Fixed Income and High Yield Bond Funds' most recently completed fiscal year, MWAM's portfolio managers did not beneficially own any shares of the Core Fixed Income and High Yield Bond Funds.

Other Accounts. As of September 30, 2005, in addition to the Core Fixed Income and High Yield Bond Funds, MWAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tad Rivelle	7	$2,866,800,000	3	$102,870,000	163	$9,635,980,000
Laird Landmann	7	$2,866,800,000	3	$102,870,000	163	$9,635,980,000
Stephen Kane	7	$2,866,800,000	3	$102,870,000	163	$9,635,980,000
David Lippman	6	$2,556,830,000	3	$102,870,000	163	$9,635,980,000
Mark Unferth	1	$66,080,000	1	$32,460,000	0	$0

Conflicts of Interests. A MWAM portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than Other Accounts that did not receive an allocation of a particular initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).

Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than Other Accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while Other Accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of Other Accounts. Similarly, if MWAM receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

With respect to securities transactions for the Core Fixed Income and High Yield Bond Funds, MWAM determines which broker to use to execute each order, consistent with its duty to seek best execution. MWAM aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, the MWAM may be limited by clients or other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MWAM may place separate, non-simultaneous transactions for the Core Fixed Income and High Yield Bond Funds and another account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MWAM seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

MWAM has in place a Code of Ethics designed to minimize conflicts of interest between clients and its investment personnel.

Montag & Caldwell

Compensation. SIMC pays Montag & Caldwell a fee based on the assets under management of the Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between Montag & Caldwell and SIMC. Montag & Caldwell pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2005.

Portfolio Managers, Analysts & Traders. Compensation, which includes salary and bonus, is determined by Montag & Caldwell's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. Montag & Caldwell does not employ performance-based compensation formulas. Other incentives include a Pension Plan and 401(k) Savings & Profit Sharing Plan.

Ownership of Fund Shares. As of the end of the Large Cap Growth and Tax-Managed Large Cap Funds' most recently completed fiscal year, Montag & Caldwell's portfolio managers did not beneficially own any shares of the Large Cap Growth and Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Growth and Tax-Managed Large Cap Funds, Montag & Caldwell's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William A. Vogel	3	$1,100,000,000	0	$0	32	$1,300,000,000

Conflicts of Interests. Since all of Montag & Caldwell's portfolios, including the Large Cap Growth and Tax-Managed Large Cap Funds, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the firm's handling of multiple accounts. The strategies employed by Montag & Caldwell are similar across the board since the firm manages only one product-large cap growth. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

NCRAM

Compensation. SIMC pays NCRAM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between NCRAM and SIMC. NCRAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended September 30, 2005.

NCRAM's compensation structure for portfolio managers includes a salary and a discretionary bonus. The bonus is based on an individual's contribution toward the company's overall growth and success. Bonuses for portfolio managers are directly linked to annual, pre-tax account investment performance for all accounts managed by a portfolio manager and the company's success.

NCRAM does not offer direct ownership, phantom stock, or profit sharing to its employees. However, NCRAM's indirect parent company, Nomura Holdings, Inc., recently introduced an equity incentive program that is currently available to NCRAM's senior executives and portfolio managers. Robert Levine, Chief Investment Officer and Steve S. Kotsen, Managing Director and Portfolio Manager for the High Yield Bond Fund, participate in this program.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, NCRAM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2005, in addition to the High Yield Bond Fund, NCRAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets		Number of Accounts		Total Assets
Stephen Kotsen	0	$0	5	*	$6,022,077,482	*	8	*	$1,501,833,020	*
Amy Yu	0	$0	6	*	$125,000,000	*	0		$0

*  Certain accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include pooled investment vehicles and institutional separate accounts. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the High Yield Bond Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, NCRAM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, NCRAM believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing, and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that NCRAM or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is NCRAM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the High Yield Bond Fund, such an approach might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2005.

Employee Compensation. Compensation of Parametric's portfolio managers and other investment professionals has three primary components: (i) a base salary; (ii) a quarterly cash bonus; and (iii) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s nonvoting common stock (Parametric's parent company). Parametric's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Employee Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of Parametric profits. While the base salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Ownership of Fund Shares. As of the end of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds' most recently completed fiscal year, Parametric's portfolio managers did not beneficially own any shares of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2005, in addition to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds, Parametric's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Seto	10	$4,403,000,000	0	$0	6,491	$10,391,000,000
David Stein	10	$4,403,000,000	0	$0	6,491	$10,391,000,000

Conflicts of Interests. Parametric's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include other investment company accounts and separately managed accounts. The Other Accounts might have similar investment objectives as the Tax-Managed Large Cap and Tax-Managed Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Tax-Managed Large Cap and Tax-Managed Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to potential conflicts of interest, Parametric does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Parametric believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Peregrine

Compensation. SIMC pays Peregrine a fee based on the assets under management of the Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between Peregrine and SIMC. Peregrine pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2005.

Peregrine has an entrepreneurial compensation plan for portfolio managers where their upside is uncapped. Each style team fully participates in the success of their product and the firm as a whole.

Portfolio manager compensation includes a competitive base salary, but is heavily skewed toward the incentive structure. The primary factor driving portfolio managers' incentives is revenue generated by their style. Revenue reflects investment performance, client retention, and asset growth, aligning the interests of portfolio managers with their clients. This style is capped at twenty-five relationships, some of which involve multiple accounts. This self-imposed constraint enables portfolio managers to be intimately involved in each relationship. Secondarily, a portion of portfolio managers' incentives are tied to Peregrine's overall profitability. In addition, a portion of the incentive compensation is specifically tied to composite investment performance, over one, three, and five years.

All Peregrine compensation is paid in cash. As a subsidiary of Wells Fargo, Peregrine employees may participate in benefits offered by its parent company, including cash balance pensions, 401(k) plans, and deferred compensation plans.

Ownership of Fund Shares. As of the end of the Large Cap Growth and Tax-Managed Large Cap Funds' most recently completed fiscal year, Peregrine's portfolio managers did not beneficially own any shares of the Large Cap Growth and Tax-Managed Large Cap Funds. However, the vast majority of Parametric's portfolio managers' net worth is invested in products owned by the Large Cap Growth and Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Growth and Tax-Managed Large Cap Funds, Peregrine's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
John Dale	8		$5,697,729,000		1		$286,713,000		29		$2,168,516,000
	0	*	$0	*	0	*	$0	*	0	*	$0	*
Gary Nussbaum	8		$5,697,729,000		1		$286,713,000		29		$2,168,516,000
	0	*	$0	*	0	*	$0	*	0	*	$0	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Growth and Tax-Managed Large Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The

Other Accounts include additional mutual funds, public funds, endowments and foundations, corporate assets and retirement plans, Taft-Hartley plans and large trust accounts. The Other Accounts might have similar investment objectives as the Large Cap Growth and Tax-Managed Large Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Growth and Tax-Managed Large Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Peregrine does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Peregrine believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Growth and Tax-Managed Large Cap Funds. Because of their positions with the Large Cap Growth and Tax-Managed Large Cap Funds, the portfolio managers know the size, timing, and possible market impact of Large Cap Growth and Tax-Managed Large Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Growth and Tax-Managed Large Cap Funds. However, Peregrine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Growth and Tax-Managed Large Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Growth and Tax-Managed Large Cap Funds. This conflict of interest may be exacerbated to the extent that Peregrine or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Large Cap Growth and Tax-Managed Large Cap Funds. Notwithstanding this theoretical conflict of interest, it is Peregrine's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Peregrine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Growth and Tax-Managed Large Cap Funds, such an approach might not be suitable for the Large Cap Growth and Tax-Managed Large Cap Funds given their investment objectives and related restrictions.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Growth and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Large Cap Diversified Alpha Funds. The following information relates to the period ended September 30, 2005.

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The salary component of their compensation is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: (i) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks; and  (ii) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. Each investment professional's incentive compensation payment, including the annual cash bonus and long-term incentive grant, is primarily determined by how significantly the individual contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Investment professional compensation is not directly linked to the performance of the Large Cap Growth and Large Cap Diversified Alpha Funds or any Other Account.

Ownership of Fund Shares. As of the end of the Large Cap Growth and Large Cap Diversified Alpha Funds' most recently completed fiscal year, QMA's portfolio managers did not beneficially own any shares of the Large Cap Growth and Large Cap Diversified Alpha Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Growth and Large Cap Diversified Alpha Funds, QMA's portfolio managers were responsible for the management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Margaret S. Stumpp**	8	$2,532,929,359	6	$2,227,214,475	40	$9,328,031,691	***
Peter Xu**	8	$2,532,929,359	6	$2,227,214,475	39	$9,278,007,317	***
Mitchell Stern**	8	$2,532,929,359	6	$2,227,214,475	40	$9,328,031,691	***
Ted Lockwood**	13	$5,731,368,512	8	$2,334,789,320	41	$16,200,519,402	***

*    "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts and commingled trust funds. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform) and offshore mutual funds.

**  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of such account).

***  Five of these accounts with aggregate assets of $783,769,630 are subject to performance-based advisory fees.

Conflicts of Interests. QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Large Cap Growth and Large Cap Diversified Alpha Funds. Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Large Cap Growth and Large Cap Diversified Alpha Funds, and as to the timing of such purchase or sale. QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA is able to avoid a variety of potential conflicts related to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Large Cap Growth and Large Cap Diversified Alpha Funds and an affiliated entity may be selling or recommending a sale of the same security. Conversely, QMA may be selling a security for the Large Cap Growth and Large Cap Diversified Alpha Funds and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Large Cap Growth and Large Cap Diversified Alpha Funds at the same time.

With respect to the management of the Large Cap Growth and Large Cap Diversified Alphs Funds, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for Other Accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts, including the Large Cap Growth and Large Cap Diversified Alpha Funds.

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Large Cap Growth and Large Cap Diversified Alpha Funds, at a price which may or may not differ from the price of the securities purchased or sold for the Large Cap Growth and Large Cap Diversified Alpha Funds. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any Other Account, including the Large Cap Growth and Large Cap Diversified Alpha Funds, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large accounts generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted an allocation policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates' accounts, and the general account of The Prudential Insurance Company of America ("Prudential's General Account," and together with QMA's proprietary accounts and affiliates' accounts, the "Affiliated Accounts"). QMA portfolio managers may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts, including the Large Cap Growth and Large Cap Diversified Alpha Funds, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect and ensure avoidance or disclosure of each and every situation in which a conflict may arise.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Small/Mid Cap Equity and Real Estate Funds as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Real Estate Funds.

The principal form of compensation of Security Capital's professionals is comprised of a base salary and a target bonus. In addition, for the senior members of the professional staff, long-term compensation comprises an important part of the compensation program. Each professional is paid a cash salary and, in addition, a year-end cash bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The target bonus may range from 10% of salary to as much as 100% of salary, depending upon one's position within the organization. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus paid is a function of Security Capital achieving its financial, operating and investment performance goals as well as the individual achieving measurable objectives specific to that professional's role within Security Capial.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Real Estate Funds' most recently completed fiscal year, Security Capital's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Real Estate Funds.

Other Accounts. As of September 30, 2005, in addition to the Small/Mid Cap Equity and Real Estate Funds, Security Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets ($millions)		Number of Accounts		Total Assets ($millions)		Number of Accounts		Total Assets ($millions)
Anthony R. Manno, Jr.	3		$1,504,000,000		1		$1,882,000,000		488		$1,453,000,000
	0	*	$0	*	0	*	$0	*	5	*	$742,000,000	*
Kenneth D. Statz	3		$1,504,000,000		1		$1,882,000,000		488		$1,453,000,000
	0	*	$0	*	0	*	$0	*	5	*	$742,000,000	*
Kevin W. Bedell	3		$1,504,000,000		1		$1,882,000,000		488		$1,453,000,000
	0	*	$0	*	0	*	$0	*	5	*	$742,000,000	*
David E. Rosenbaum	3		$1,504,000,000		1		$1,882,000,000		488		$1,453,000,000
	0	*	$0	*	0	*	$0	*	5	*	$742,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Security Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Real Estate Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include other registered mutual funds and separately managed accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity and Real Estate Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small/Mid Cap Equity and Real Estate Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Real Estate Funds. Because of their positions with the Small/Mid Cap Equity and Real Estate Funds, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity and Real Estate Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Real Estate Funds. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Real Estate Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Real Estate Funds, which conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small/Mid Cap Equity and Real Estate Funds. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Real Estate Funds, such an approach might not be suitable for the Small/Mid Cap Equity and Real Estate Funds given their investment objectives and related restrictions.

Smith Breeden

Compensation. SIMC pays Smith Breeden a fee based on the assets under management of the Large Cap Diversified Alpha and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha and Core Fixed Income Funds. The following information relates to the period ended September 30, 2005.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, taking into consideration the following factors for portfolio managers: (i) risk-adjusted performance over one, three, and five years for all accounts managed by the portfolio manager; (ii) account strategy; (iii) innovative and profitable transaction ideas; (iv) client service; and (v) operational efficiency. Annual compensation packages are a combination of base salary, cash bonuses, and restricted equity grants, and are generally composed of 40% base salary, 25% cash bonuses, 401(k) and profit-sharing, and 35% of restricted equity grants. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership positions rise over time, making dividend payments a more important component of compensation. Cash bonuses are used to reward outstanding individual performance.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed; there is no compensation formula based on the Large Cap Diversified Alpha and Core Fixed Income Funds' pre- or after-tax performance, or based on the Large Cap Diversified Alpha and Core Fixed Income Funds' assets. In addition, there are no differences between the method of determining compensation with respect to the Large Cap Diversified Alpha and Core Fixed Income Funds and any Other Accounts.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha and Core Fixed Income Funds' most recently completed fiscal year, Smith Breeden's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha and Core Fixed Income Funds.

Other Accounts. As of September 30, 2005, in addition to the Large Cap Diversified Alpha and Core Fixed Income Funds, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets		Number of Accounts		Total Assets
Tim Rowe	2	$120,000,000	N/A		N/A		9		$3,813,700,000
	2 *	$120,000,000 *	N/A		N/A		2	*	$1,016,000,000	*
John Sprow	N/A	N/A	1		$25,800,000		N/A		N/A
John Kerschner	N/A	N/A	3		$454,600,000		5		$2,367,600,000
	N/A	N/A	1	*	$65,900,000	*	3	*	$2,128,900,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Officers, directors and shareholders of Smith Breeden own collectively more than 70% of the common stock of Community First Financial Group, which has a majority ownership in financial institutions to which Smith Breeden provides services. Smith Breeden is also the sponsor or general partner of certain pooled investment vehicles which are recommended to investors for purchase and for which Smith Breeden serves as investment adviser. With respect to certain of these pooled investment vehicles, a portion of the fees received by Smith Breeden are based on the performance of the funds. Investment opportunities are allocated to these institutions on the same basis as they are allocated to all other clients in accordance with Smith Breeden's Trade Allocation Policy as described further below.

On occasion, Smith Breeden, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith Breeden maintains a Code of Ethics (as described further below) that is designed to prevent conflicts of interest that such individuals may have with client securities holdings and transactions. Smith Breeden has adopted a Compliance Manual that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act and generally requires both Smith Breeden and its employees to deal with all clients in a fair and equitable manner.

Smith Breeden's Trade Allocation Policy is designed to ensure that: (i) no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities; and (ii) to the extent practical, investment opportunities are allocated among clients over a period of time on a fair and equitable basis. The Best Execution Policy is designed to ensure that Smith Breeden seeks best execution, which refers to trading processes that seek to maximize the value of a client's portfolio within such client's stated investment objectives and constraints. Smith Breeden's Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, non-public information. In connection with the provisions of Smith Breeden's Code of Ethics, Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time.

Smith Breeden's Code of Ethics requires that Access Persons of the company deal with the clients fairly and equitably, maintain a standard of business conduct consistent with the company's fiduciary obligations to its clients and comply with all applicable federal securities laws. The requirements of the Code of Ethics are intended to create safeguards to ensure that Smith Breeden's and its Access Persons' duties regarding clients are being fulfilled and to address potential conflicts of interest that may arise when Access Persons maintain beneficial ownership in covered securities. To address these trading restrictions, Smith Breeden distributes a daily list of restricted investments and prohibits short swing profits in a number of investments. These lists are accessible to employees through the company's intranet site. Under the Code of Ethics, Access Persons are required to submit personal brokerage reports as well as request pre-clearance for board memberships and purchases of certain securities. Smith Breeden's Compliance Department conducts a quarterly review of the transactions and pre-clearance requests reported by employees under the Code of Ethics. The review is to ensure that the activity reported is in compliance with the applicable provisions of the Code of Ethics. In addition, the Code of Ethics adopts provisions to guard against the misuse of material, non-public information by employees and staff.

Wellington Management

Compensation. SIMC pays Wellington Management a fee based on the assets under management of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds as set forth in the Sub-Advisory Agreements between Wellington Management and SIMC with respect to the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds. The following information relates to the period ended September 30, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the portfolio manager includes a base salary and incentive components.

The base salary for the portfolio managers, both partners of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review.

The portfolio managers are eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by that portfolio manager and generally each other portfolio managed by such portfolio manager. The portfolio manager's incentive payment relating to the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds is linked to the gross pre-tax performance of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds compared to the benchmark and/or peer group identified below over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the portfolio manager, including portfolios with performance fees.

Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Ownership of Fund Shares. As of the end of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds' most recently completed fiscal year, Wellington Management's portfolio managers [did not beneficially own any shares of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds.]

[Data will be available in December.]

Other Accounts. As of September 30, 2005, in addition to the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

[Data will be available in December.]

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets			Number of Accounts	Total Assets			Number of Accounts	Total Assets
Name	XX	$	X	X	XX	$	X	X	XX	$	X	X
	XX*	$	X	X*	XX*	$	X	X*	XX*	$	X	X*
Name	XX	$	X	X	XX	$	X	X	XX	$	X	X
	XX*	$	X	X*	XX*	$	X	X*	XX*	$	X	X*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts and hedge funds.

The portfolio managers generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds. The portfolio managers make investment decisions for the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds may vary from the performance of securities purchased for other portfolios.

The portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds, or make investment decisions that are similar to those made for the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds, both of which have the potential to adversely impact the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds depending on market conditions. For example, the portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds to Wellington Management. Mr. Hoffmann also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with Other Accounts managed by a given portfolio manager. Finally, the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Real Estate Funds' portfolio managers may hold shares or investments in the other pooled investment vehicles and/or Other Accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain Other Accounts.

Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

Wells Capital

Compensation. SIMC pays Wells Capital a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Wells Capital and SIMC. Wells Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended September 30, 2005.

Wells Capital's portfolio managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against certain benchmarks over a calendar year period. Marie Chandoha's incentive bonus is based on her portfolio performance measured against the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers 1-3 Year U.S. Government Index. William C. Stevens' incentive bonus is based on his portfolio performance measured against the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers 1-3 Year U.S. Government Index.

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Wells Capital's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of September 30, 2005, in addition to the Core Fixed Income Fund, Wells Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Marie Chandoha	3		$1,500,000,000		9		$1,500,000,000		36		$7,000,000,000
	0	*	$0	*	0	*	$0	*	2	*	$1,800,000,000	*
William Stevens	3		$1,520,000,000		9		$1,500,000,000		41		$7,000,000,000
	0	*	$0	*	0	*	$0	*	2	*	$1,800,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Core Fixed Income Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Core Fixed Income Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Core Fixed Income Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Wells Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Wells Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Core Fixed Income Fund. Because of their positions with the Core Fixed Income Fund, the portfolio managers know the size, timing, and possible market impact of Core Fixed Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. However, Wells Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Core Fixed Income Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Core Fixed Income Fund, which conflict of interest may be exacerbated to the extent that Wells Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Core Fixed Income Fund. Notwithstanding this theoretical conflict of interest, it is Wells Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Wells Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Core Fixed Income Fund, such an approach might not be suitable for the Core Fixed Income Fund given its investment objectives and related restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended September 30, 2005.

Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with the employee's job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of September 30, 2005, in addition to the Core Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
S. Kenneth Leech	36		$22,902,358,701		18		$17,524,264,178		728		$200,119,311,446
	0	*	$0	*	0	*	$0	*	55	*	$16,537,427,671	*
Stephen A. Walsh	36		$22,902,358,701		18		$17,524,264,178		728		$200,119,311,446
	0	*	$0	*	0	*	$0	*	55	*	$16,537,427,671	*

*  Accounts listed above are subject to a performance-based advisory fee.

Note:  The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interests.  Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and Other Accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other

Account(s) involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or an Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western Aset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long-only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

Western

Compensation.  SIMC pays Western a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western and SIMC. Western pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended September 30, 2005.

Western's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with the employee's job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares.  As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western's portfolio manager did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts.  As of September 30, 2005, in addition to the Core Fixed Income Fund, Western's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Detlev Schlichter	2		$114,641,676		3		$299,738,203		63		$18,420,056,849
	0	*	$0	*	0	*	$0	*	11	*	$3,455,298,745	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western or an affiliate has an interest in the account. Western has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and Other Accounts managed for organizations and individuals), Western may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Account(s) involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or an Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long-only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI Investments, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's Distributor pursuant to a distribution agreement (the "Distribution Agreement") with this Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Trust has adopted shareholder servicing plans for its Class A, Class I and Class Y shares (each a "Shareholder Servicing Plan" and collectively the "Shareholder Servicing Plans") and an administrative servicing plan (the "Administrative Servicing Plan") for the Class I shares of the Funds. Under the Service Plans for Class I and Class Y Shares, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided in investments; and assisting clients in changing dividend options, account designations and addresses. Under the Shareholder Servicing Plan for Class A Shares and Administrative Servicing Plan, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: providing subaccounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with a Fund or its service providers; processing dividend payments from a Fund on behalf of its clients; and providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In limited cases, SIMC may make payments to Financial Advisors in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its own resources, and are not charged to the Funds.

Although many Financial Advisors may be affiliated with a broker-dealer, SIMC and its affiliates do not make marketing, "shelf space" or other similar payments to such broker-dealers with respect to the Funds. In addition, the Funds do not direct brokerage transactions to such broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of xx funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. There is no stated term of office for the Trustees of the Trust. The business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)-Chairman of the Board of Trustees* (since 1982)-Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd., SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., and SEI Opportunity Fund, L.P. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40)-Trustee* (since 1982)-1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments (Europe), Limited, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia) Limited and SEI Asset Korea Co., Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)-Trustee (since 1982)-Retired. Trustee of SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)-Trustee (since 1995)-Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-Trustee (since 1996)-Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)-Trustee (since 1999)-Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd., from 1999 to 2002. Director, Sunoco, Inc. and Exelon Corporation. Trustee of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

NINA LESAVOY (DOB 07/24/57)-Trustee (since 2003)-Partner, Cue Capital since 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust and SEI Tax Exempt Trust.

JAMES M. WILLIAMS (DOB 10/10/47)-Trustee (since 2004)-Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee of SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*  Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Trust's Distributor and SIMC and the Trust's Distributor.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditor's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available or deemed not eligible. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets as necessary, and met xx times during the Trust's most recently completed fiscal year.

•  Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee operates under procedures approved by the Board which provide that the Nominating Committee will consider nominees recommended by shareholders when such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's address. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met once during the Trust's most recently completed fiscal year.

Board of Trustees Considerations in Approving the Continuation of Advisory and Sub-Advisory Agreements.  SIMT and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to each series of the Trust and may manage a portion of the Funds' assets. Pursuant to a separate sub-advisory agreement with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively, and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The 1940 Act, as amended requires that the initial approval of, as well as the continuation of, each Fund's Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund's Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the SEC takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and each of the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and each Sub-Adviser regarding: (a) the quality of SIMC's and Sub-Advisers' investment management and other services; (b) SIMC's and Sub-Advisers' investment management personnel; (c) SIMC's and Sub-Advisers' operations and financial condition; (d) SIMC's and Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and each Sub-Adviser charges a Fund compared with the fees each charges to comparable mutual funds; (f) a Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and each Sub-Adviser's profitability from its Fund-related operations; (h) SIMC's and Sub-Advisers' compliance systems; (i) SIMC's and Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) each Fund's performance compared with similar mutual funds.

At the December 9, 2004, March 9, 2005, June 23, 2005, and September 21, 2005 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•  the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•  each Fund's investment performance and how it compared to that of other comparable mutual funds;

•  each Fund's expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•  the profitability of SIMC and the Sub-Advisers and their affiliates with respect to each Fund, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•  the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services.  The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance.  The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered each Fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for a given Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses.  With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and each Fund's net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund's respective peer group. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability.  With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale.  The Trustees considered the existence of any economies of scale and whether those were passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

"Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	Over $100,000 (Large Cap Value Fund) Over $100,000 (Large Cap Growth Fund) $10,001-$50,000 (Small Cap Growth Fund) Over $100,000 (Core Fixed Income Fund)	Over $100,000
Mr. Doran	Over $100,000 (High Yield Bond Fund)	Over $100,000
Independent
Mr. Gooch	Over $100,000 (Small Cap Growth Fund)	Over $100,000
Mr. Storey	None	None
Mr. Sullivan	None	None
Ms. Greco	None	None
Ms. Lesavoy	None	None
Mr. Williams	None	None

*  Valuation date is December 31, 2004.

Board Compensation.  The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Mr. Nesher	$xx	N/A	N/A	$xx
Mr. Doran	$xx	N/A	N/A	$xx
Independent
Mr. Gooch	$xx	N/A	N/A	$xx
Mr. Storey	$xx	N/A	N/A	$xx
Mr. Sullivan	$xx	N/A	N/A	$xx
Ms. Greco	$xx	N/A	N/A	$xx
Ms. Lesavoy	$xx	N/A	N/A	$xx
Mr. Williams*	$xx	$xx	$xx	$xx

*  Mr. Williams was appointed a Trustee as of October 27, 2004.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI Investments or its affiliates act as investment adviser, administrator or distributor.

EDWARD D. LOUGHLIN (DOB 03/07/51)-President and Chief Executive Officer (since 1982)-Executive Vice President and President, Enterprise Division of SEI Investments since 1993. Director and President of SIMC since 2004. Chief Executive Officer of the Administrator and Director of the Distributor since 2003. Executive Vice President of the Administrator, 1994-2003. Executive Vice President of SIMC, 1994-2004.

TIMOTHY D. BARTO (DOB 03/28/68)-Vice President and Secretary (since 2002)-Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.

STEPHEN F. PANNER (DOB 06/08/70)-Fund Accounting Director (since 2005)-Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2005. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

JOHN J. MCCUE (DOB 04/20/63)-Vice President (since 2004)-Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to present.

THOMAS D. JONES (DOB 03/23/65)-Chief Compliance Officer (since 2004)-Chief Compliance Officer and Assistant Secretary of SIMC since March 2004. First Vice President, Merrill Lynch Investment Managers (Americas), 1992-2004. Director, Merrill Lynch Investment Managers (Americas), 2001-2002. Vice President, Merrill Lynch Investment Managers (Americas), 1998-2000.

SOFIA A. ROSALA (DOB 02/01/74)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI Investments, September 2001-2004. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

PHILIP T. MASTERSON (DOB 03/12/64)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary of SIMC since 2005. General Counsel, Citco Mutual Fund Services, 2003-2004. Vice President and Associate Counsel, OppenheimerFunds, 2001-2003. Vice President and Assistant Counsel, OppenheimerFunds, 1997-2001.

JAMES NDIAYE (DOB 09/11/68)-Vice President and Assistant Secretary (since 2005)-Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003. Assistant Vice President, ING Variable Annuity Group, 1999-2000.

MICHAEL T. PANG (DOB 07/08/72)-Vice President and Assistant Secretary (since 2005)-Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE WELCH (DOB 09/13/77)-Anti-Money Laundering Compliance Officer (since 2005)-Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI Investments since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

Purchases and redemptions of shares of the Funds may be made on a Business Day. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the Distributor, and/or the Custodian are not open for business.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal, state and local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code, and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net interest income excludable from net income, 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) out of its accumulated or current earnings and profits generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by the High Yield and Core Fixed Income Funds, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, will be treated as either long-term or short-term capital gain or loss depending upon how long you have held your shares. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

For corporate investors in some of the Funds, dividend distributions such Funds designated to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if such Funds were regular corporations.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount witheld on amounts payable to any shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) failed to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien).

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

The Funds may invest in complex securities. These investments may be subject to numerous special tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these may affect the amount, timing, or character of the income distributed to you by a Fund.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Some of the Funds may invest a portion of their portfolios in obligations of the U.S. Government. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund.

Investment in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes in their own individual circumstances.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In connection with transactions effected for Funds operating within the "manager of managers" structure, SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's brokerage with the Distributor. In such trades, the Distributor receives a commission as the introducing broker on such trades. An unaffiliated third-party broker selected by SIMC or the relevant sub-adviser provides execution and clearing services with respect to such trades, and is compensated for such services from the commission paid on the trades. More specifically, SIMC requests, but does not require, that certain sub-advisers execute up to thirty percent of trades with the Distributor as introducing broker, primarily in connection with the trading associated with the transition of portfolios when there is a change in Sub-Advisers in a Fund or a reallocation of assets among Sub-Advisers. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For certain of the Funds, the reason for the difference between the percentage of brokerage commissions paid to the Distributor as compared to all brokerage commissions and the percentage of the amount of brokered transactions as compared to the aggregate amount of all brokered transactions for the most recent fiscal year versus the previous fiscal year is the increase in assets for those funds.

For the fiscal year ended September 30, 2005, the Funds paid the following brokerage fees:

Fund	Total $ Amount of Brokerage Commissions Paid in FYE 9/30/05 (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers in FYE 9/30/05 (000)			% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokered Transactions Effected Through Affiliated Brokers
Large Cap Value Fund	$	x	x	$	x	x	xx%	xx%
Large Cap Growth Fund	$	x	x	$	x	x	xx%	xx%
Tax-Managed Large Cap Fund	$	x	x	$	x	x	xx%	xx%
Small Cap Value Fund	$	x	x	$	x	x	xx%	xx%
Small Cap Growth Fund	$	x	x	$	x	x	xx%	xx%
Tax-Managed Small Cap Fund	$	x	x	$	x	x	xx%	xx%
Mid-Cap Fund	$	x	x	$	x	x	xx%	xx%
Core Fixed Income Fund	$	x	x	$	x	x	xx%	xx%
High Yield Bond Fund	$	x	x	$	x	x	xx%	xx%
Managed Volatility Fund		xx			xx		xx	xx
Large Cap Diversified Alpha Fund		xx			xx		xx	xx
Real Estate Fund	$	x	x	$	x	x	xx%	xx%
Small/Mid Cap Equity Fund		xx			xx		xx	xx

*  Not in operation during such period.

For the fiscal years ended September 30, 2003 and 2005, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)				Total $ Amount of Brokerage Commissions Paid to Affiliates (000)
Fund	2003	2005			2003	2005
Large Cap Value Fund	$4,788	$	X	X	$415	$	X	X
Large Cap Growth Fund	$4,775	$	X	X	$549	$	X	X
Tax-Managed Large Cap Fund	$3,001	$	X	X	$111	$	X	X
Small Cap Value Fund	$2,624	$	X	X	$44	$	X	X
Small Cap Growth Fund	$4,743	$	X	X	$72	$	X	X
Tax-Managed Small Cap Fund	$639	$	X	X	$7	$	X	X
Mid-Cap Fund	$11	$	X	X	$0	$	X	X
Core Fixed Income Fund	$406	$	X	X	$212	$	X	X
High Yield Bond Fund	$2	$	X	X	$7	$	X	X
Managed Volatility Fund	*	$	X	X	*	$	X	X
Large Cap Diversified Alpha Fund	*	$	X	X	*	$	X	X
Real Estate Fund	*	$	X	X	*	$	X	X
Small/Mid Cap Equity Fund	*	$	X	X	*	$	X	X

*  Not in operation during such period.

For certain of the Funds, the reason for the difference between the percentage of brokerage commissions paid to the Distributor as compared to all brokerage commissions and the percentage of the amount of brokered transactions as compared to the aggregate amount of all brokered transactions for the most recent fiscal year versus the previous fiscal year is the increase in assets for those funds.

[The portfolio turnover rate for the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap Growth, Tax-Managed Small Cap and High Yield Bond Funds for the fiscal years ending September 30, 2004 and 2005 was as follows:

	Turnover Rate
Fund	2004	2005
Large Cap Value Fund	46%	xx%
Large Cap Growth Fund	36%	xx%
Tax-Managed Large Cap Fund	29%	xx%
Small Cap Growth Fund	124%	xx%
Tax-Managed Small Cap Fund	86%	xx%
High Yield Bond Fund	179%	xx%

For the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap and Tax-Managed Small Cap Funds, the change in portfolio turnover was attributable to the fact that the Funds did not experience any sub-adviser turnover in the most recent fiscal year, whereas during the previous fiscal year, the Funds had experienced sub-adviser turnover. For the Small Cap Growth Fund, the change in portfolio turnover was attributable to a decrease in sub-adviser turnover between the most recent fiscal year and the previous fiscal year. For the High Yield Bond Fund, the change in portfolio turnover was attributable to a major strategy change in the Fund, new cash flows into the Fund and increased transactions to add value to the Fund during the most recently completed fiscal year.]

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of September 30, 2005, the Trust held the following securities:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Value Fund
Mid-Cap Fund
High Yield Bond Fund
Small Cap Growth Fund
Small Cap Value Fund
Core Fixed Income Fund
Large Cap Growth Fund
Tax-Managed Large Cap Fund
Tax-Managed Small Cap Fund

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the "Portfolio Holdings Website"). The Funds' Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her wilful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in intial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January xx, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers. As of January xx, 2006, the Small/Mid Cap Equity Fund had not commenced operations.

Fund	Name and Address of Beneficial Owner	Percentage of Fund's Shares
Large Cap Value Fund-Class A

Large Cap Value Fund-Class I

Large Cap Growth Fund-Class A

Large Cap Growth Fund-Class I

Tax-Managed Large Cap Fund-Class A

Tax-Managed Large Cap Fund-Class Y

Small Cap Value Fund-Class A

Small Cap Value Fund-Class I

Small Cap Growth Fund-Class A

Small Cap Growth Fund-Class I

Tax-Managed Small Cap Fund-Class A

Mid-Cap Fund-Class A

Core Fixed Income Fund-Class A

Core Fixed Income Fund-Class I

High Yield Bond Fund-Class A

Managed Volatility Fund-Class A

Real Estate Fund-Class A

Large Cap Diversified Alpha Fund-Class A

Large Cap Diversified Alpha Fund-Class I

MASTER/FEEDER OPTION

The Tax-Managed Small Cap Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the Fund. The initial shareholder(s) of the Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Fund. However, shareholders of the Fund will be given 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIAN

Wachovia Bank, N.A. (formerly, First Union National Bank), Institutional Custody Group-PA 4942, 123 S. Broad Street, Philadelphia, Pennsylvania 19109 (the "Custodian"), acts as custodian and wire agent of the assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of [ ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. [ ] is located at [ ].

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

(THIS PAGE INTENTIONALLY LEFT BLANK)

DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's, S&P, and Fitch, Inc., ("Fitch"), respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA  Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

A-1

AA  Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A  Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB  Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P'S SHORT-TERM RATINGS

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1  Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote exceptionally strong credit feature.

F-2  Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-2

PART C. OTHER INFORMATION

Item 23.  Exhibits:

(a)(1)	Agreement and Declaration of Trust dated October 17, 1986 as originally filed with Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on October 17, 1986 is herein incorporated by reference to Exhibit 1 filed with the SEC on January 28, 1998.

(a)(2)	Amendment to the Declaration of Trust dated December 23, 1988 is herein incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on December 19, 1997.

(b)	Amended By-Laws dated June 17, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") is herein incorporated by reference to Exhibit 5(cc) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 1997.

(d)(2)	Amended and Restated Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2005.

(d)(3)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 30, 1995.

(d)(4)	Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Trust's Mid-Cap Fund is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 30, 1995.

(d)(5)	Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit 5(dd) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 1998.

(d)(6)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2000.

(d)(7)	Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2000.

(d)(8)	Investment Sub-Advisory Agreement between SIMC and David J. Greene & Company, LLC with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

(d)(9)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

(d)(10)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

(d)(11)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

(d)(12)	Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Large Cap Growth Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2001.

(d)(13)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2002.

(d)(14)	Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio Associates with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(15)	Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(16)	Investment Sub-Advisory Agreement between SIMC and David J. Greene and Company, LLC with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(17)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(18)	Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(19)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(20)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(21)	Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(22)	Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(23)	Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC (now Alliance Capital Management L.P.) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(24)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(d)(25)	Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(26)	Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(27)	Investment Sub-Advisory Agreement between SIMC and Franklin Portfolio Associates, LLC with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(28)	Investment Sub-Advisory Agreement between SIMC and Analytic Investors Inc. with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(29)	Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates Management, Inc. with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(30)	Investment Sub-Advisory Agreement between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap Growth and Tax-Managed Small Cap Funds is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(31)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(32)	Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(33)	Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Small Cap Value and Tax-Managed Small Cap Funds is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(34)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(35)	Investment Sub-Advisory Agreement between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

(d)(36)	Assumption Agreement dated March 28, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

(d)(37)	Assignment and Assumption Agreement dated July 1, 2004 between Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

(d)(38)	Amendment to Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co. LLC (now Alliance Capital Management L.P.) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(39)	Amendment to Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(40)	Amendment to Investment Sub-Advisory Agreement between SIMC and David J. Greene & Co., LLC with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(41)	Amendment to Investment Sub-Advisory Agreement between SIMC and David J. Greene & Co., LLC with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(42)	Amendment to Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(43)	Amendment to Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(44)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(45)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(46)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(47)	Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Mid-Cap Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(48)	Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(49)	Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(50)	Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(51)	Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(52)	Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(53)	Amendment to Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(54)	Amendment to Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell Inc. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(55)	Amendment to Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(56)	Amendment to Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(57)	Amendment to Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Large Cap Growth Fund is herein incorporated by reference to Exhibit (d)(67) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(58)	Amendment to Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(59)	Amendment to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(60)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value, Tax-Managed Large Cap and Managed Volatility Funds are herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

(d)(61)	Investment Sub-Advisory Agreement between SIMC and Wells Capital Management, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(d)(62)	Form of Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(63)	Form of Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(64)	Form of Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(65)	Form of amended Schedule A and Schedule B to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund adding the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(77) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(66)	Form of Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(67)	Form of Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(68)	Form of Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(69)	Investment Sub-Advisory Agreement between SIMC and ING Investment Management Co. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(81) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(70)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(71)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(d)(72)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Diversified Alpha and Managed Volatility Funds are incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2005.

(d)(73)	Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio Associates with respect to the Tax-Managed Small Cap Fund, dated June 27, 2005, is filed herewith.

(d)(74)	Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund, dated November 7, 2005, is filed herewith.

(d)(75)	Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Diversified Alpha and Large Cap Growth Funds, dated October 21, 2005, is filed herewith.

(d)(76)	Investment Sub-Advisory Agreement between SIMC and JP Morgan Investment Management Inc. with respect to the High Yield Bond Fund, dated October 3, 2005, is filed herewith.

(d)(77)	Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the Core Fixed Income Fund, dated September 30, 2005, is filed herewith.

(d)(78)	Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates, Inc. with respect to the Core Fixed Income and Large Cap Diversified Alpha Funds, dated September 29, 2005, is filed herewith.

(d)(79)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap Growth, Tax-Managed Small Cap, Large Cap Growth and Tax-Managed Large Cap Funds, dated April 27, 2005, are filed herewith.

(d)(80)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value and Small Cap Growth Funds, dated March 4, 2005, are filed herewith.

(d)(81)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund, dated June 20, 2005, is filed herewith.

(d)(82)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha and Large Cap Growth Funds, dated June 30, 2005, are filed herewith.

(d)(83)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value, Tax-Managed Large Cap, Managed Volatility and Large Cap Diversified Alpha Funds, dated October 11, 2005, are filed herewith.

(d)(84)	Amended Schedule B to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund, dated November 4, 2005, is filed herewith.

(d)(85)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the Core Fixed Income Fund, dated September 30, 2005, is filed herewith.

(d)(86)	Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap Growth, Tax-Managed Small Cap, Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha funds, dated October 18, 2005, are filed herewith.

(d)(87)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the Core Fixed Income and Large Cap Diversified Alpha Funds, dated October 31, 2005, is filed herewith.

(e)(1)	Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(e)(2)	Amended and Restated Schedule A to the Distribution Agreement between the Trust and SEI Investments Distribution Co. dated December 10, 2003 is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(f)	Not Applicable.

(g)	Custodian Agreement between the Trust and Wachovia Bank, N.A. dated September 17, 2004 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

(h)	Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management dated December 10, 2003 is herein incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

(i)	Opinion and Consent of Counsel to be filed in a later amendment.

(j)	Consent of Independent Registered Public Accounting Firm to be filed in a later amendment.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Shareholder Service Plan and Agreement with respect to the Class A shares is incorporated by reference to Exhibit 15(e) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 28, 1997.

(m)(2)	Shareholder Service Plan and Agreement with respect to Class I shares is herein incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 29, 2001.

(m)(3)	Shareholder Service Plan and Agreement with respect to Class Y shares is herein incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 29, 2001.

(m)(4)	Administrative Services Plan and Agreement with respect to Class I shares dated October 4, 2001 is herein incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on January 28, 2002.

(m)(5)	Administrative Services Agreement with respect to the Class A shares of the Large Cap Value, Small Cap Value, Small Cap Growth and High Yield Bond Funds dated July 21, 2005 is filed herewith.

(n)(1)	Rule 18f-3 Multiple Class Plan dated June 26, 2002 is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

(n)(2)	Schedule A to the 18f-3 Multiple Class Plan, amended June 17, 2004, is herein incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2005.

(o)	Not applicable.

(p)(1)	The Code of Ethics for SEI Investments Management Corporation is filed herewith.

(p)(2)	The Code of Ethics for SEI Investments Distribution Co. is filed herewith.

(p)(3)	The Code of Ethics for SEI Institutional Managed Trust is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on July 3, 2000.

(p)(4)	The Code of Ethics for Artisan Partners Limited Partnership is filed herewith.

(p)(5)	The Code of Ethics for BlackRock Advisors, Inc. is filed herewith.

(p)(6)	The Code of Ethics for David J. Greene & Company, LLC is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on July 14, 2000.

(p)(7)	The Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herewith.

(p)(8)	The Code of Ethics for Lee Munder Investments, Ltd. is filed herewith.

(p)(9)	The Code of Ethics for LSV Asset Management is filed herewith.

(p)(10)	The Code of Ethics for Martingale Asset Management, L.P. is filed herewith.

(p)(11)	The Code of Ethics for Mazama Capital Management Inc. is filed herewith.

(p)(12)	The Code of Ethics for McKinley Capital Management Inc. is filed herewith.

(p)(13)	The Code of Ethics for Metropolitan West Asset Management, LLC is filed herewith.

(p)(14)	The Code of Ethics for Montag & Caldwell, Inc. is filed herewith.

(p)(15)	The Code of Ethics for Nomura Corporate Resesarch and Asset Management Inc. is filed herewith.

(p)(16)	The Code of Ethics for Parametric Portfolio Associates is filed herewith.

(p)(17)	The Code of Ethics for Peregrine Capital Management, Inc. is filed herewith.

(p)(18)	The Code of Ethics for Security Capital Research & Management Incorporated is filed herewith.

(p)(19)	The Code of Ethics for Wellington Management Company, LLP is filed herewith.

(p)(20)	The Code of Ethics for Western Asset Management Company is filed herewith.

(p)(21)	The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

(p)(22)	The Code of Ethics for Franklin Portfolio Associates, LLC is filed herewith.

(p)(23)	The Code of Ethics for Enhanced Investment Technologies, LLC is filed herewith.

(p)(24)	The Code of Ethics for Analytic Investors, Inc. is filed herewith.

(p)(25)	The Code of Ethics for Quantitative Management Associates LLC is filed herewith.

(p)(26)	The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, is filed herewith.

(p)(27)	The Code of Ethics for Wells Capital Management, Inc. is filed herewith.

(p)(28)	The Code of Ethics for Alliance Capital Management L.P. is filed herewith.

(p)(29)	The Code of Ethics for ING Investment Management Co. is filed herewith.

(p)(30)	The Code of Ethics for Integrity Asset Management, LLC is filed herewith.

(p)(31)	The Code of Ethics for Bridgewater Associates, Inc. is filed herewith.

(p)(32)	The Code of Ethics for JP Morgan Investment Management Inc. is filed herewith.

(p)(33)	The Code of Ethics for Smith Breeden Associates, Inc. is filed herewith.

(p)(34)	The Code of Ethics for Western Asset Management Company Limited is filed herewith.

(q)(1)	Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, James M. Storey, Nina Lesavoy and Edward D. Loughlin are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

(q)(2)	Power of Attorney for James M. Williams is filed herewith.

(q)(3)	Power of Attorney for Stephen F. Panner is filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant:

See the Prospectuses and Statement of Additional Information regarding the Registrant's control relationships. SIMC is a subsidiary of SEI Investments Company which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser:

The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director, officer, or partner of the adviser or sub-adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The adviser's or sub-adviser's table was provided to the Registrant by the adviser or sub-adviser for inclusion in this Registration Statement.

Alliance Capital Management L.P.

Alliance Capital Management L.P. ("Alliance Capital") is a sub-adviser for the Registrant's Large Cap Value and Tax-Managed Large Cap Funds. The principal business address of Alliance Capital is 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Dominique Carrel-Billiard Director	AXA	Senior Vice President

Henri de Castries Director	AXA	Chairman, Management Board

	AXA Equitable Life Insurance Company	Director

	AXA Financial, Inc.	Chairman of the Board

Christopher M. Condron Director	AXA Financial, Inc.	Director, President, Chief Executive Officer

	AXA Equitable Life Insurance Company	Chairman, CEO

	AXA	Member of the Management Board

Denis Duverne Director	AXA	Chief Financial Officer

	AXA Equitable Life Insurance Company	Director

Roger Hertog Vice Chairman, Director	Alliance Capital Management Corporation	Vice Chairman

Benjamin Duke Holloway Director	Continental Companies	Consultant

W. Edwin Jarmain Director	Jarmain Group Inc.	President

Gerald M. Lieberman President, Chief Operating Officer and Director	Alliance Capital Management Corporation	President, Chief Operating Officer

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Lewis A. Sanders Chairman of the Board and Chief Executive Officer	Alliance Capital Management Corporation	Chairman of the Board and Chief Executive Officer/ Director

Peter J. Tobin Director	St. John's University	Special Assistant to the President

Nicolas Moreau Director	AXA Investment Managers	Chief Executive Officer

Laurence E. Cranch Executive Vice President and General Counsel	Alliance Capital Management Corporation	Executive Vice President and General Counsel

Sharon Fay Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Mark R. Gordon Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Mark R. Manley Senior Vice President, Chief Compliance Officer	Alliance Capital Management Corporation	Senior Vice President, Chief Compliance Officer

Seth J. Masters Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Douglas J. Peebles Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Jeff S. Phlegar Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Stanley B. Tulin Director	AXA Financial, Inc.	Vice Chairman & Chief Financial Officer

Lorie A. Slutsky Director	-	-

Marilyn G. Fedak Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Thomas S. Hexner Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Marc O. Mayer Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

James G. Reilly Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Paul C. Rissman Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

David A. Steyn Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Christopher M. Toub Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Lisa A. Shalett Executive Vice President	Alliance Capital Management Corporation	Executive Vice President

Lawrence H. Cohen Executive Vice President	Alliance Capital Management	Executive Vice President Corporation

Robert Henry Joseph, Jr. Senior Vice President, Chief Financial Officer	Alliance Capital Management Corporation	Senior Vice President, Chief Compliance Officer

Analytic Investors, Inc.

Analytic Investors, Inc. ("Analytic") is a sub-adviser for the Registrant's Large Cap Diversified Alpha and Managed Volatility Funds. The principal business address of Analytic is 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Roger G. Clarke Chairman	Ensign Peak Advisors	President

Scott Powers Director	Old Mutual (US) Holdings, Inc.	Chief Executive Officer

	Old Mutual Asset Managers (US) LLC	Chief Executive Officer

Marie Nastasi Arlt Vice President, Corporate Secretary, Treasurer and Chief Operating Officer	Analytic US Market Neutral Offshore, Ltd.	Director

	Analytic US Market Neutral Offshore M, Ltd.	Director

	Analytic US Market Neutral Offshore Master, Ltd.	Director

	Analytic US Market Neutral Offshore II, Ltd.	Director

	Analtyic US Market Neutral Offshore Master II, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore Master, Ltd.	Director

	Analytic Market Neutral V-6, Ltd.	Director

	Analytic Global Opportunity	Director

Fund I, Ltd.

Harinda de Silva President and Director	Analytic US Market Neutral Offshore, Ltd.	Director

	Analytic US Market Neutral Offshore M, Ltd.	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Analytic US Market Neutral Offshore Master, Ltd.	Director

	Analytic US Market Neutral Offshore II, Ltd.	Director

	Analtyic US Market Neutral Offshore Master II, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore Master, Ltd.	Director

	Analytic Market Neutral V-6, Ltd.	Director

	Analytic Global Opportunity Fund I, Ltd.	Director

	Triangle Asset Management, Ltd.	Director

Dennis Bein Chief Investment Officer	-	-

Gregory McMurran Chief Investment Officer	-	-

Amy Stueve Chief Compliance Officer	-	-

Aronson+Johnson+Ortiz, LP

Aronson+Johnson+Ortiz, LP ("AJO") is a sub-adviser for the Registrant's Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and Managed Volatility Funds. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Theodore R. Aronson Managing Principal, Portfolio Manager	-	-

Kevin M. Johnson Principal, Portfolio Manager	-	-

Martha E. Ortiz Principal, Portfolio Manager	-	-

Stefani Cranston Principal, Accounting	-	-

Paul Dodge Principal, Operations	-	-

Gina Marie N. Moore Principal, Portfolio Manager	-	-

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Gregory J. Rogers Principal, Trading	-	-

Douglas D. Dixon Principal, Trading	-	-

R. Brian Wenzinger Principal, Research	-	-

Joseph F. Dietrick Associate, Chief Compliance Officer	-	-

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a sub-adviser for the Registrant's Small Cap Value Fund. The principal business address of Artisan is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan is an investment adviser registered under the Adviser Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Andrew A. Ziegler Chief Executive Officer	Artisan Distributors LLC	Officer

Lawrence A. Totsky Chief Financial Officer	Artisan Distributors LLC	Officer

Janet D. Olsen General Counsel	Artisan Distributors LLC	Officer

Brooke J. Billick Chief Compliance Officer	Artisan Distributors LLC	Officer

BlackRock Advisors, Inc.

BlackRock Advisors, Inc. ("BlackRock") is a sub-adviser for the Registrant's Small Cap Value, Tax-Managed Small Cap and Small/Mid Cap Equity Funds. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Paul L. Audet Director	BlackRock Capital Management,	Director

Inc.

	BlackRock Institutional Management Corporation	Director

	BlackRock Financial Management, Inc.	Managing Director

	BlackRock (Japan), Inc.	Managing Director

	BlackRock International, Ltd.	Managing Director

	BlackRock, Inc.	Managing Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Overseas Investment Corporation	Managing Director

	SSRM Holdings, Inc.	Managing Director

	State Street Management &	Managing Director

Research Company

Steven Buller Chief Financial Officer and Managing Director	BlackRock, Inc.	Chief Financial Officer and Managing Director

	BlackRock Financial Management, Inc.	Chief Financial Officer and Managing Director

	BlackRock Capital Management, Inc.	Chief Financial Officer and Managing Director

	BlackRock (Japan), Inc.	Chief Financial Officer and Managing Director

	BlackRock International, Ltd.	Chief Financial Officer and Managing Director

	BlackRock Overseas Investment Corporation	Chief Financial Officer and Managing Director

	SSRM Holdings, Inc.	Chief Financial Officer and Managing Director

	State Street Management & Research Company	Chief Financial Officer and Managing Director

Robert P. Connolly Managing Director, General Counsel and Secretary	BlackRock Capital Management, Inc.	Managing Director, General Counsel & Secretary

	BlackRock, Inc.	Managing Director, General Counsel & Secretary

	BlackRock International, Ltd.	Managing Director, General Counsel & Secretary

	BlackRock (Japan), Inc.	Managing Director, General Counsel & Secretary

	BlackRock Institutional Management Corporation	Managing Director, General Counsel & Secretary

	BlackRock Financial Management, Inc.	Managing Director, General Counsel & Secretary

	BlackRock Investments, Inc.	General Counsel, Managing Director & Secretary

	BlackRock Overseas Investment Corporation	General Counsel, Managing Director and Secretary

	SSRM Holdings, Inc.	General Counsel, Managing Director and Secretary

	State Street Management & Research Company	General Counsel, Managing Director and Secretary

Laurence D. Fink Chief Executive Officer	BlackRock Funds	Trustee

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Capital Management, Inc.	Chief Executive Officer

	BlackRock, Inc.	Chairman & CEO

	BlackRock International, Ltd.	Chairman & CEO

	BlackRock (Japan), Inc.	Chairman & CEO

	BlackRock Investments, Inc.	Chairman & CEO

	BlackRock Institutional Management Corporation	Chief Executive Officer

	BlackRock Financial Management, Inc.	Chairman & CEO

	BlackRock HPB Management LLC	Director

	BlackRock Overseas Investment Corporation	Chairman and Chief Executive Officer

	BlackRock Asia Limited	Chairman and Chief Executive Officer

	Nomura BlackRock Asset Management Co., Ltd.	Chairman and Chief Executive Officer

	Anthracite Capital, Inc.	Director

	SSRM Holdings, Inc.	Chairman and Chief Executive Officer

	State Street Management & Research Company	Chairman and Chief Executive Officer

	State Street Research Investment Services, Inc.	Director

Robert S. Kapito Vice Chairman and Director	BlackRock Capital Management, Inc.	Vice Chairman & Director

	BlackRock International, Ltd.	Vice Chairman & Director

	BlackRock, Inc.	Vice Chairman

	BlackRock Institutional Management Corporation	Vice Chairman & Director

	BlackRock (Japan), Inc.	Vice Chairman & Director

	BlackRock Investments, Inc.	Director

	BlackRock Financial Management, Inc.	Vice Chairman & Director

	BlackRock Closed-End Funds	President and Trustee

	BlackRock Overseas Investment Corporation	Vice Chairman and Director

	BlackRock Asia Limited	Vice Chairman and Director

	SSRM Holdings, Inc.	Vice Chairman and Director

	State Street Management & Research Company	Vice Chairman and Director

	State Street Research Investment Services, Inc.	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Realty Advisors, Inc.	Director

Ralph L. Schlosstein President and Director	BlackRock Liquidity Funds	Chairman & President

	BlackRock Capital Management, Inc.	President & Director

	BlackRock, Inc.	President & Director

	BlackRock International, Ltd.	President & Director

	BlackRock (Japan), Inc.	President & Director

	BlackRock Investments, Inc.	Director

	BlackRock Institutional Management Corporation	President & Director

	BlackRock Financial Management, Inc.	President & Director

	BlackRock HPB Management LLC	Director

	BlackRock Closed-End Funds	Chairman and Trustee

	BlackRock Overseas Investment Corporation	President and Director

	BlackRock Asia Limited	President and Director

	Anthracite Capital, Inc.	Director

	SSRM Holdings, Inc.	President and Director

	State Street Management & Research Company	President and Director

	State Street Research Investment Services, Inc.	Director

	BlackRock Realty Advisors, Inc.	Director

Bridgewater Associates, Inc.

Bridgewater Associates, Inc. ("Bridgewater") is a sub-adviser for the Registrant's Large Cap Diversified Alpha and Core Fixed Income Funds. The principal business address of Bridgewater is 1 Glendinning Place, Westport, Connecticut 06880. Bridgewater is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Raymond T. Dalio, President and Co-Chief Investment Officer	-	-

Giselle F. Wagner, Managing Director	-	-

Peter R. La Tronica, Chief Compliance Officer	-	-

Robert P. Prince, Co-Chief Investment Officer	Arctic Edge, LLC	Part owner

	Heavy Putter Company, LLC	Treasurer, part owner

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Gregory S. Jensen, Co-Chief Investment Officer	-	-

Tom M. Sinchak, Chief Legal Counsel	Connecticut Attorney's Title Insurance Company	Served on the Board of Directors (prior to July 2004)

	Sinchak & Bennett	Partner (1992-July 1, 2004)

Ellen Gerstein, Chief Financial Officer	Gintel & Co, LLC	Chief Financial Officer/Secretary (prior to April 2004)

	Gintel Asset Management, Inc.	Chief Financial Officer/Secretary (prior to April 2004)

	Gintel Equity Management, LLC (this LLC is the general partner of Gintel Partners Fund, LP, a hedge fund investment partnership)	Chief Financial Officer/Secretary (prior to April 2004)

	Soho Computer Solutions, LLC	President/Treasurer

	Acorn, LLC	Secretary/Treasurer

Hope Woodhouse, Chief Operating Officer	Auspex Group LP	President and Chief Operating

Officer

	Smith Point Group, LLC	CEO and Chief Operating Officer

	Phillips Academy Andover	Investment Committee, Development Board, and other lesser committees

	Tiger Foundation	Trustee

	Network for Family Life Education	Advisory Board

David J. Greene and Company, LLC

David J. Greene and Company, LLC ("David J. Greene") is a sub-adviser for the Registrant's Small Cap Value and Tax-Managed Small Cap Funds. The principal business address of David J. Greene is 599 Lexington Avenue, 12th Floor, New York, New York 10022. David J. Greene is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Michael C. Greene Principal, Chief Executive Officer	-	-

Alan I. Greene Principal, Chairman of Investment Committee	-	-

Lee D. Unterman Principal, Chief Compliance Officer	-	-

Erwin A. Zeuschner Principal, Research Analyst	-	-

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert J. Ravitz, CFA Principal, Research Analyst	-	-

Benjamin H. Nahum Principal, Executive Vice President, Portfolio Manager	-	-

James R. Greene Principal, Investment Advisor	-	-

Stanley G. Lee, CFA Principal, Investment Advisor	-	-

Pong C. Chan Principal, Chief Financial Officer	-	-

Clarissa Moore Principal, Director of Marketing and Client Service	-	-

Amit Solomon, Ph.D. Principal, Research Analyst	-	-

Rand W. Gesing, CFA Principal, Research Analyst	-	-

Delaware Management Company

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, is a sub-adviser for the Registrant's Small Cap Growth, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small/Mid Cap Equity and Tax-Managed Small Cap Funds. The principal business address of Delaware is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Jude T. Driscoll President, CEO	DIAL Holding Company, Inc.	CEO, Trustee, President, Director

	Delaware General Management, Inc.	CEO, Trustee, President, Director

	Delaware Management Company, Inc.	CEO, Trustee, President, Director

	Delaware Investments Family of Funds	Chairman, President, CEO

	Delaware Management Holdings, Inc.	President, CEO, Director/Trustee

	DMH Corp.	President, CEO, Director/Trustee

	Delaware Investments U.S., Inc.	President, CEO, Director/Trustee

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Distributors, Inc.	President, CEO, Director/Trustee

	Lincoln National Investment Companies, Inc.	President, CEO, Director/Trustee

	Delaware Investment Advisers	President, CEO

	Delaware Capital Management	President, CEO

	Delaware Distributors, L.P.	President, CEO, Director, Trustee

	Delaware Lincoln Cash Management	President

	Delaware Service Company, Inc.	Director, President, CEO, Trustee

	Retirement Financial Services, Inc.	Director, President, CEO, Trustee

	LNC Administrative Services Corporation	Director, President, CEO, Trustee

	HYPPCO Finance Company Ltd.	Director

	Delaware Investment Advisers Ltd.	Chairman, Director

	Delaware International Holdings Ltd.	President, CEO, Director, Trustee

	Delaware Management Business Trust	President, CEO, Director, Trustee

Joseph H. Hastings Executive Vice President, Treasurer, Controller, Interim CFO	Delaware Lincoln Cash Management	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Capital Management	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Management Holdings, Inc.	Executive Vice President, Treasurer, Controller, Interim CFO

	DMH Corp.	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Management Business Trust	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Management Trust Company	Executive Vice President, CFO, Treasurer, Director

	Delaware Management Company, Inc.	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Service Company, Inc.	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Distributors, L.P.	Executive Vice President

	Delaware Distributors, Inc.	Executive Vice President

	Delaware General Management, Inc.	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Investments U.S., Inc.	Executive Vice President, Treasurer, Controller, Interim CFO

	DIAL Holding Company, Inc.	Executive Vice President, Treasurer, Controller, Interim CFO

	Lincoln National Investment Companies, Inc.	Executive Vice President, Treasurer, Controller, Interim CFO

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	LNC Administrative Services Corporation	Executive Vice President, Treasurer, Controller, Interim CFO

	Delaware Investments Family of Funds	Executive Vice President, CFO

	Delaware Investment Advisers	Executive Vice President, Controller, Interim CFO

	Retirement Financial Services, Inc.	Executive Vice President, CFO

	Delaware International Holdings Ltd.	Executive Vice President, Interim CFO

Joanne O. Hutcheson Executive Vice President, COO	Delaware Investment Advisers	Executive Vice President, COO

	Delaware Capital Management	Executive Vice President, COO

	Delaware Lincoln Cash Management	Executive Vice President, COO

	Delaware Management Holdings, Inc.	Executive Vice President, COO

	DMH Corp.	Executive Vice President, COO

	Delaware Management Company, Inc.	Executive Vice President, COO

	Delaware Service Company, Inc.	Executive Vice President, COO, Director

	Retirement Financial Services, Inc.	Executive Vice President, COO, Director

	Delaware Management Trust Company	Senior Vice President, Human Resources

	Delaware Distributors, L.P.	Executive Vice President

	Delaware Distributors, Inc.	Executive Vice President

	Delaware General Management, Inc.	Executive Vice President, COO

	Delaware Investments U.S., Inc.	Executive Vice President, COO

	DIAL Holding Company, Inc.	Executive Vice President, COO

	Lincoln National Investment Companies, Inc.	Executive Vice President, COO

	LNC Administrative Services Corporation	Executive Vice President, COO, Director

Patrick P. Coyne Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income	Delaware Investments Family of Funds	Executive Vice President, Managing Director, Head of Equity Investments

	Delaware Investment Advisers	Executive Vice President, Managing Director, CIO-Fixed Income

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Capital Management	Executive Vice President, Managing Director, CIO-Fixed Income

	Delaware Management Holdings, Inc.	Executive Vice President, Managing Director, CIO-Fixed Income

	Lincoln National Investment Companies, Inc.	Executive Vice President, Managing Director, CIO-Fixed Income

	Lincoln National Convertible Securities Fund, Inc.	President, Director

	Lincoln National Income Fund	President, Director

Gerald S. Frey Managing Director/ CIO-Growth Investing	Delaware Investment Advisers	Managing Director/ CIO-Growth Investing

	Delaware Capital Management	Managing Director/ CIO-Growth Investing

	Delaware Management Holdings, Inc.	Managing Director/ CIO-Growth Investing

	Lincoln National Investment Companies, Inc.	Managing Director/ CIO-Growth Investing

	Delaware Investments Funds Family	Managing Director/ CIO-Growth Investing

	Delaware Management Business Trust	Managing Director/ CIO-Growth Investing

Richelle S. Maestro Executive Vice President, General Counsel, Secretary	Delaware Investment Advisers	Executive Vice President, General Counsel, Secretary

	Delaware Lincoln Cash Management	Executive Vice President, General Counsel, Secretary

	Delaware Management Holdings, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	DMH Corp., Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	Delaware Management Trust Company	Senior Vice President, General Counsel, Secretary

	Delaware Management Business Trust	Senior Vice President, General Counsel, Secretary, Director, Trustee

	Lincoln National Investment Companies, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	DIAL Holding Company	Executive Vice President, General Counsel, Secretary, Director, Trustee

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Investments U.S., Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	Delaware General Management, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	Delaware Management Company, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	Delaware Service Company, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	Retirement Financial Services, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	LNC Administrative Services Corporation	Executive Vice President, General Counsel, Secretary, Director, Trustee

	Delaware Investments Family of Funds	Senior Vice President, General Counsel, Secretary

	Delaware International Holdings Ltd.	Executive Vice President, Deputy General Counsel, Director

	Delaware Distributors, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee

	Delaware Capital Management	Executive Vice President, General Counsel, Secretary

	Delaware Distributors, L.P.	Senior Vice President, General Counsel, Secretary, Director, Trustee

	Lincoln National Convertible Securities Fund, Inc.	Vice President, General Counsel

	Lincoln National Income Fund, Inc.	Vice President, General Counsel

	Tri-R Associates	General Partner

David F. Connor Vice President, Deputy General Counsel, Assistant Secretary	Delaware Investment Advisers	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Lincoln Cash Management	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Capital Management	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Management Holdings, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	DMH Corp.	Vice President, Deputy General Counsel, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	DIAL Holding Company, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Investments U.S., Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Management Company, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Service Company, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	Retirement Financial Services, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Management Trust Company	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Distributors, L.P.	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Distributors, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	Lincoln National Investment Companies, Inc.	Vice President, Deputy General Counsel, Assistant Secretary

	LNC Administrative Services Corporation	Vice President, Deputy General Counsel, Assistant Secretary

	Delaware Investments Family of Funds	Vice President, Deputy General Counsel, Assistant Secretary

	Lincoln National Income Fund, Inc.	Secretary

	Lincoln National Convertible Securities Fund, Inc.	Secretary

David P. O'Connor Vice President, Associate General Counsel, Assistant Secretary	Delaware Investment Advisers	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Capital Management	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Management Holdings, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	DMH Corp.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Management Company, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Service Company Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Distributors, L.P.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Distributors, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware General Management, Inc.	Vice President, Associate General Counsel, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Investments U.S., Inc.	Vice President, Associate General Counsel, Assistant Secretary

	DIAL Holding Company, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Lincoln National Investment Companies, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	LNC Administrative Services Corporation	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Investments Family of Funds	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Lincoln Cash Management	Vice President, Associate General Counsel, Assistant Secretary

	Retirement Financial Services, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Management Business Trust	Vice President, Associate General Counsel, Assistant Secretary

Kevin S. Lee Vice President, Assistant Controller	Delaware Investment Advisers	Vice President, Assistant Controller

	Delaware Lincoln Cash Management	Vice President, Assistant Controller

	Delaware Capital Management	Vice President, Assistant Controller

	Delaware Management Holdings, Inc.	Vice President, Assistant Controller

	DMH Corp.	Vice President, Assistant Controller

	DIAL Holding Company, Inc.	Vice President, Assistant Controller

	Delaware Investments U.S., Inc.	Vice President, Assistant Controller

	Delaware Management Company, Inc.	Vice President, Assistant Controller

	Delaware Service Company, Inc.	Vice President, Assistant Controller

	Retirement Financial Services, Inc.	Vice President, Assistant Controller

	Delaware Management Trust Company	Vice President, Assistant Controller

	Delaware Distributor, L.P.	Vice President, Assistant Controller

	Delaware Distributors, Inc.	Vice President, Assistant Controller

	Delaware General Management, Inc.	Vice President, Assistant Controller

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Lincoln National Investment Companies, Inc.	Vice President, Assistant Controller

	LNC Administrative Services Corporation	Vice President, Assistant Controller

	Delaware Management Business Trust	Vice President, Assistant Controller

Brian L. Murray, Jr. Vice President, Associate General Counsel, Assistant Secretary	Delaware Investment Advisers	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Capital Management	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Service Company, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Distributors, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Retirement Financial Services, Inc.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Distributors, L.P.	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Investments Family of Funds	Vice President, Associate General Counsel, Assistant Secretary

	Delaware Management Business Trust	Vice President, Associate General Counsel, Assistant Secretary

Richard Salus Vice President, Deputy Controller	Delaware Investment Advisers	Vice President, Deputy Controller

	Delaware Lincoln Cash Management	Vice President, Deputy Controller

	Delaware Capital Management	Vice President, Deputy Controller

	Delaware Management Holdings, Inc.	Vice President, Deputy Controller

	DMH Corp.	Vice President, Deputy Controller

	Delaware Management Company, Inc.	Vice President, Deputy Controller

	Delaware Service Company, Inc.	Vice President, Assistant Controller

	Retirement Financial Service, Inc.	Vice President, Assistant Controller

	Delaware Management Trust Company	Vice President, Assistant Controller

	Delaware Distributors, L.P.	Vice President, Assistant Controller

	Delaware Distributors, Inc.	Vice President, Assistant Controller

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware International Holdings Ltd.	Vice President, Assistant Controller

	Delaware General Management, Inc.	Vice President, Deputy Controller

	Delaware Investments U.S., Inc.	Vice President, Deputy Controller

	DIAL Holding Company, Inc.	Vice President, Deputy Controller

	Lincoln National Investment Companies, Inc.	Vice President, Deputy Controller

	LNC Administrative Services Corporation	Vice President, Deputy Controller

Richard D. Seidel Vice President, Assistant Controller, Manager-Payroll	Delaware Management Company, Inc.	Vice President, Assistant Controller, Manager-Payroll

	Delaware Investment Advisers	Vice President, Assistant Controller, Manager-Payroll

	Delaware Lincoln Cash Management	Vice President, Assistant Controller, Manager-Payroll

	Delaware Investments U.S., Inc.	Vice President, Assistant Controller, Manager-Payroll

	Delaware General Management, Inc.	Vice President, Assistant Controller, Manager-Payroll

	Delaware Distributors, Inc.	Vice President, Assistant Controller, Manager-Payroll

	Delaware Management Business Trust	Vice President, Assistant Controller, Manager-Payroll

	Retirement Financial Services, Inc.	Vice President, Assistant Controller, Manager-Payroll

	Lincoln Investment Companies, Inc.	Vice President, Assistant Controller, Manager-Payroll

	LNC Administrative Services Corporation	Vice President, Assistant Controller, Manager-Payroll

	Delaware Capital Management	Vice President, Assistant Treasurer

	Delaware Management Holdings, Inc.	Vice President, Assistant Treasurer

	DMH Corp.	Vice President, Assistant Treasurer

	DIAL Holding Company, Inc.	Vice President, Assistant Treasurer

	Delaware Service Company, Inc.	Vice President, Assistant Treasurer

	Delaware Distributors, L.P.	Vice President, Assistant Treasurer

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Management Business Trust	Vice President, Assistant Controller, Manager-Payroll

See Yeng Quek Executive Vice President, Managing Director, CIO-Fixed Income	Delaware Investment Advisers	Executive Vice President, Managing Director, CIO-Fixed Income

	Delaware Lincoln Cash Management	Executive Vice President, Managing Director, CIO-Fixed Income

	Delaware Investments Family of Funds	Executive Vice President, Managing Director, CIO-Fixed Income

	Delaware Management Holdings, Inc.	Executive Vice President, Managing Director, CIO-Fixed Income, Director, Trustee

	Delaware Management Business Trust	Executive Vice President, Managing Director, CIO-Fixed Income, Director, Trustee

	Lincoln National Investments Companies, Inc.	Executive Vice President, Managing Director, CIO-Fixed Income, Director, Trustee

	DMH Corp.	Director, Trustee

	DIAL Holding Company, Inc.	Director, Trustee

	Delaware International Holdings, Ltd.	Director, Trustee

	Delaware Investments U.S., Inc.	Director, Trustee

	Delaware Management Company, Inc.	Director, Trustee

	Delaware Service Company, Inc.	Director, Trustee

	HYPPCO Finance Company Ltd.	Director, Trustee

Joel A. Ettinger Vice President, Taxation	Delaware Investment Advisers	Vice President, Taxation

	Delaware Capital Management	Vice President, Taxation

	Delaware Lincoln Cash Management	Vice President, Taxation

	Delaware Management Holdings, Inc.	Vice President, Taxation

	DMH Corp.	Vice President, Taxation

	DIAL Holding Company, Inc.	Vice President, Taxation

	Delaware General Management, Inc.	Vice President, Taxation

	Delaware Management Company, Inc.	Vice President, Taxation

	Delaware Service Company, Inc.	Vice President, Taxation

	Delaware Distributors, Inc.	Vice President, Taxation

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Retirement Financial Services, Inc.	Vice President, Taxation

	Delaware Management Business Trust	Vice President, Taxation

	Delaware Distributors, L.P.	Vice President, Taxation

	Lincoln National Investment Companies, Inc.	Vice President, Taxation

	LNC Administrative Services Corporation	Vice President, Taxation

	Delaware Investments Family of Funds	Vice President, Taxation

John C. E. Campbell Executive Vice President/ Global Marketing and Client Services	Delaware Investment Advisers	Executive Vice President/Global Marketing Sales, Client Services and Product Development, President/Global Institutional Services

	Delaware International Advisers Ltd.	Director

Douglas L. Anderson Senior Vice President/ Operations	Delaware Service Company, Inc.	Senior Vice President/Operations

	Delaware Distributors, Inc.	Senior Vice President/Operations

	Retirement Financial Services, Inc.	Senior Vice President/Operations

	Delaware Distributors, L.P.	Senior Vice President/Operations

	Delaware Management Trust Company	Senior Vice President/Operations, Director

Robert L. Arnold Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Capital Management	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

Marshall T. Bassett Senior Vice President, Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

Christopher S. Beck Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Capital Management	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Michael P. Bishof Senior Vice President/ Investment Accounting	Delaware Capital Management	Senior Vice President/Investment Accounting

	Delaware Service Company, Inc.	Senior Vice President/Investment Accounting

	Delaware Distributors, L.P.	Senior Vice President/Investment Accounting

	Delaware Investment Advisers	Senior Vice President/Investment Accounting, Treasurer

	Delaware International Advisers Ltd.	Senior Vice President, Manager of Investment Accounting

	Delaware Investments Family of Funds	Senior Vice President, Treasurer

	Lincoln National Convertible Securities Fund, Inc.	Chief Financial Officer

	Lincoln National Income Fund, Inc.	Chief Financial Officer

Lisa O. Brinkley Senior Vice President, Compliance Director	Delaware Investment Advisers	Senior Vice President, Compliance Director

	Delaware Capital Management	Senior Vice President, Compliance Director

	Delaware Lincoln Cash Management	Senior Vice President, Compliance Director

	Delaware Management Holdings, Inc.	Senior Vice President, Compliance Director

	DMH Corp.	Senior Vice President, Compliance Director

	DIAL Holding Company, Inc.	Senior Vice President, Compliance Director

	Delaware Investments U.S., Inc.	Senior Vice President, Compliance Director

	Delaware General Management, Inc.	Senior Vice President, Compliance Director

	Delaware Management Company, Inc.	Senior Vice President, Compliance Director

	Delaware Service Company, Inc.	Senior Vice President, Compliance Director

	Delaware Distributors, Inc.	Senior Vice President, Compliance Director

	Retirement Financial Services, Inc.	Senior Vice President, Compliance Director

	Delaware Management Business Trust	Senior Vice President, Compliance Director

	Delaware Distributors, L.P.	Senior Vice President, Compliance Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Lincoln National Investment Companies, Inc.	Senior Vice President, Compliance Director

	LNC Administrative Services Corporation	Senior Vice President, Compliance Director

	Delaware Investments Family of Funds	Senior Vice President, Compliance Director

	Delaware Management Trust Company	Senior Vice President, Compliance Director, Assistant Secretary

Ryan K. Brist Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

	Lincoln National Income Fund, Inc.	Vice President

Timothy G. Connors Senior Vice President, Chief Investment Officer-Value Investing	Delaware Investment Advisers	Senior Vice President, Chief Investment Officer-Value Investing

	Delaware Management Holdings, Inc.	Senior Vice President, Chief Investment Officer-Value Investing

	Delaware Management Business Trust	Senior Vice President, Chief Investment Officer-Value Investing

	Lincoln National Investment Companies, Inc.	Senior Vice President, Chief Investment Officer-Value Investing

	Delaware Investment Family of Funds	Senior Vice President, Chief Investment Officer-Value Investing

Nancy M. Crouse Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

George E. Deming Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

	Delaware International Advisers Ltd.	Director

Robert J. DiBraccio Senior Vice President, Head of Equity Trading	Delaware Investment Advisers	Senior Vice President, Head of Equity Trading

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Capital Management	Senior Vice President, Head of Equity Trading

John B. Fields Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

	Delaware Management Business Trust	Trustee

John A. Heffern Senior Vice President, Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

Carolyn McIntyre Senior Vice President/ Human Resources	Delaware Investment Advisers	Senior Vice President/ Human Resources

	Delaware Capital Management	Senior Vice President/ Human Resources

	Delaware Lincoln Cash Management	Senior Vice President/ Human Resources

	Delaware Management Holdings, Inc.	Senior Vice President/ Human Resources

	DMH Corp.	Senior Vice President/ Human Resources

	DIAL Holding Company, Inc.	Senior Vice President/ Human Resources

	Delaware General Management, Inc.	Senior Vice President/ Human Resources

	Delaware Management Business Trust	Senior Vice President/ Human Resources

	Lincoln National Investment Companies, Inc.	Senior Vice President/ Human Resources

Susan L. Natalini Senior Vice President/ Global Marketing and Client Services	Delaware Investment Advisers	Senior Vice President/Global Marketing and Client Services

Francis X. Morris Director-Fundamental Research, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

	Delaware General Management, Inc.	Vice President, Senior Portfolio Manager

	Delaware Capital Management	Vice President, Senior Equity Analyst

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
John J. O'Connor Senior Vice President/ Investment Accounting	Delaware Service Company, Inc.	Senior Vice President/Investment Accounting

	Delaware Investment Advisers	Senior Vice President/Investment Accounting, Assistant Treasurer

	Delaware Investments Family of Funds	Senior Vice President, Assistant Treasurer

Philip R. Perkins Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

Timothy L. Rabe Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

Paul M. Ross Senior Vice President/ Global Marketing and Client Services	Delaware Investment Advisers	Senior Vice President/Global Marketing and Client Services

James L. Shields Senior Vice President, Chief Information Officer	Delaware Investment Advisers	Senior Vice President, Chief Information Officer

	Delaware Capital Management	Senior Vice President, Chief Information Officer

	Delaware Service Company, Inc.	Senior Vice President, Chief Information Officer

	Retirement Financial Services, Inc.	Senior Vice President, Chief Information Officer

	Delaware Distributors, L.P.	Senior Vice President, Chief Information Officer

David Starer Senior Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Investment Advisers	Senior Vice President, Portfolio Manager, Senior Equity Analyst

	Delaware Investments Family of Funds	Senior Vice President, Portfolio Manager, Senior Equity Analyst

Ward T. Tatge Senior Vice President, Director of Fixed Income Research	Delaware Investment Advisers	Senior Vice President, Director of Fixed Income Research

	Delaware Investments Family of Funds	Senior Vice President, Director of Fixed Income Research

Gary T. Abrams Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader

Christopher S. Adams Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Equity Analyst

	Delaware Investment Advisers	Vice President, Senior Equity Analyst I

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Renee E. Anderson Vice President, Portfolio Manager, Senior Equity Analyst II	Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Equity Analyst II

Damon J. Andres Vice President, Senior Fixed Income Portfolio Manager I	Delaware Investments Family of Funds	Vice President, Senior Portfolio Manager

	Delaware Investment Advisers	Vice President, Portfolio Manager

	Lincoln National Convertible Securities Fund, Inc.	Vice President

Joseph Baxter Vice President, Portfolio Manager	Delaware Investment Advisers	Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Portfolio Manager

Richard E. Beister Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader

Vincent A. Brancaccio Vice President, Senior Equity Trader	Delaware Investment Advisers	Vice President, Senior Equity Trader

Michael P. Buckley Vice President, Portfolio Manager, Director of Municipal Research	Delaware Investment Advisers	Vice President, Portfolio Manager, Director of Municipal Research

	Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Municipal Bond Analyst

MaryEllen M. Carrozza Vice President/Client Services	Delaware Investment Advisers	Vice President/Client Services

	Delaware General Management, Inc.	Vice President/Client Services

	Delaware Investments Family of Funds	Vice President/Client Services

Stephen R. Cianci Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager

	Delaware Capital Management	Vice President, Portfolio Manager

Scott E. Decatur Vice President, Senior Equity Analyst	Delaware Investment Advisers	Vice President, Senior Equity Analyst

	Delaware Investment Family of Funds	Vice President, Senior Equity Analyst

Joseph F. DeMichele Vice President/High Grade Trading	Delaware Investment Advisers	Vice President/Senior High Grade Trading

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Phoebe W. Figland Vice President/Investment Accounting	Delaware Service Company, Inc.	Vice President/Investment Accounting

	Delaware Investments Family of Funds	Vice President/Investment Accounting

Joseph Fiorilla Vice President/Trading Operations	Delaware Investment Advisers	Vice President/Trading Operations

Charles E. Fish Vice President, Senior Equity Trader	Delaware Investment Advisers	Vice President, Senior Equity Trader

Clifford M. Fisher Vice President, Senior Bond Trader	Delaware Investment Advisers	Vice President, Senior Bond Trader

Denise A. Franchetti Vice President, Portfolio Manager, Municipal Bond Credit Analyst	Delaware Investment Advisers	Vice President, Portfolio Manager, Municipal Bond Credit Analyst

	Delaware Investments Family of Funds	Vice President, Portfolio Manager, Municipal Bond Credit Analyst

Brian Funk Vice President, High Yield Analyst	Delaware Investment Advisers	Vice President, High Yield Analyst

	Delaware Investments Family	Vice President, High Yield

	of Funds	Analyst

James A. Furgele Vice President/Investment Accounting	Delaware Investment Advisers	Vice President/Investment Accounting

	Delaware Investments Family of Funds	Vice President/Investment Accounting

	Delaware Service Company, Inc.	Vice President/Investment Accounting

Brent C. Garrells Vice President, High Yield Analyst	Delaware Investment Advisers	Vice President, High Yield Analyst

	Delaware Investments Family of Funds	Vice President, High Yield Analyst

Daniel V. Geatens Vice President/Investment Accounting	Delaware Service Company, Inc.	Vice President/Investment Accounting

	Delaware Investments Family of Funds	Vice President/Investment Accounting

Stuart M. George Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert E. Ginsberg Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Equity Analyst

	Delaware Investment Advisers	Vice President, Portfolio Manager, Senior Equity Analyst

Barry Gladstein Vice President, Portfolio Analyst	Delaware Investment Advisers	Vice President, Portfolio Analyst

	Delaware Investments Family of Funds	Vice President, Equity Analyst

Paul Grillo Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Senior Portfolio Manager

	Delaware Capital Management	Vice President, Portfolio Manager

Brian T. Hannon Vice President, Equity Analyst	Delaware Investment Advisers	Vice President, Equity Analyst

	Delaware Investments Family of Funds	Vice President, Equity Analyst

Jonathan Hatcher Vice President, Senior High Trader	Delaware Investment Advisers	Vice President/Senior High Yield Analysis

Jeffrey W. Hynoski Vice President, Portfolio Manager	Delaware Investment Advisers	Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Portfolio Manager

Cynthia Isom Vice President, Portfolio Manager	Delaware Investment Advisers	Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Portfolio Manager

Kenneth R. Jackson Vice President, Equity Analyst	Delaware Investment Advisers	Vice President, Equity Analyst

	Delaware Investments Family of Funds	Vice President, Equity Analyst

Steven T. Lampe Vice President, Portfolio Manager	Delaware Investment Advisers	Vice President, Portfolio Manager

	Delaware Capital Management	Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Portfolio Manager

Andrew M. McCullagh, Jr. Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Vice President, Senior Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Senior Portfolio Manager

Michael S. Morris Vice President, Portfolio Manager	Delaware Investment Advisers	Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Senior Equity Analyst

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
John R. Murray Vice President, Senior Equity Analyst	-	-

Philip O. Obazee Vice President, Derivatives Manager	Delaware Investment Advisers	Vice President, Derivatives Manager

	Delaware Investments Family of Funds	Vice President, Derivatives Manager

Donald G. Padilla Vice President, Equity Analyst II	Delaware Investment Advisers	Vice President, Equity Analyst II

	Delaware Investments Family of Funds	Vice President, Equity Analyst

Kevin C. Schildt Vice President, Senior Municipal Credit Analyst	Delaware Investment Advisers	Vice President, Senior Municipal Credit Analyst

	Delaware Investments Family of Funds	Vice President, Senior Research Analyst

Brenda L. Sprigman Vice President, Business	Delaware Investment Advisers	Vice President, Business Manager-Fixed Income

Manager-Fixed Income

Matthew J. Stephens Vice President, Senior High Grade Analyst	Delaware Investment Advisers	Vice President, Senior High Grade Analyst

	Delaware Investments Family of Funds	Vice President, Senior High Grade Analyst

Michael T. Taggart Vice President/Facilities and Administrative Services	Delaware Investment Advisers	Vice President/Facilities & Administrative Services

	Delaware Service Company, Inc.	Vice President/Facilities &

Administrative Services

	Delaware Distributors, Inc.	Vice President/Facilities & Administrative Services

	Delaware Distributors, L.P.	Vice President/Facilities and Administrative Services

Lori P. Wachs Vice President, Portfolio Manager	Delaware Investment Advisers	Vice President, Portfolio Manager

	Delaware Investments Family of Funds	Vice President, Portfolio Manager

Laura Wagner Vice President/Investment Accounting	Delaware Service Company, Inc.	Vice President/Investment Accounting

	Delaware Investments Family of Funds	Vice President/Investment Accounting

Chris Welker Vice President, Senior High Grade Trader	Delaware Investment Advisers	Vice President, Senior High Grade Trader

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
James J. Wright Vice President, Senior Equity Analyst	Delaware Investment Advisers	Vice President, Senior Equity Analyst

	Delaware Investments Family of Funds	Vice President, Senior Equity Analyst

Enhanced Investment Technologies, LLC

Enhanced Investment Technologies, LLC ("INTECH") is a sub-adviser for the Registrant's Large Cap Diversified Alpha and Large Cap Growth Funds. The principal business address of INTECH is 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410. INTECH is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert E. Fernholz Director, Executive Vice President and Chief Investment Officer	-	-

Robert A. Garvy Director, President and Chief Executive Officer	-	-

David E. Hurley Chief Operating Officer and Executive Vice President	-	-

Franklin Portfolio Associates, LLC

Franklin Portfolio Associates, LLC ("FPA") is a sub-adviser for the Registrant's Large Cap Value and Tax-Managed Large Cap Funds. The principal business address of FPA is One Boston Place, 29th Floor, Boston, Massachusetts 02108. FPA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
John S. Cone President & CEO, Director	Mellon Financial Corporation	Officer

Oliver E. Buckley Sr. Vice President	Mellon Financial Corporation	Officer

Michael F. Dunn Sr. Vice President	Mellon Financial Corporation	Officer

Paul F. Healey Executive Vice President, Chief Operating Officer, Director	Mellon Financial Corporation	Officer

Mary M. McDermott-Holland Sr. Vice President	-	-

John V. Doggett Vice President	Mellon Financial Corporation	Officer

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Gregg E. Pendergast Vice President	-	-

Stephen L. Sexeny Vice President	Mellon Financial Corporation	Officer

Jennifer A. Vinson Vice President	-	-

Kristin D. Crawford Vice President	-	-

Timothy E. Burke Vice President	-	-

Khaled A. Moheydeen Technology Officer	-	-

Milton B. Sachse Technology Officer	-	-

Laurie C. Knapp Clerk	Mellon Financial Corporation	Vice President

John J. Nagorniak Chairman	-	-

Stephen Canter Director	Mellon Financial Corporation	Sr. Vice President

Ronald P. O'Hanley Director	Mellon Financial Corporation	Vice Chairman

Langton C. Garvin Sr. Vice President	Mellon Financial Corporation	Officer

Kathy M. Horgan Vice President	Mellon Financial Corporation	Vice President

Francis D. Antin Director	Mellon Financial Corporation	Sr. Vice President

Laura E. Santaniello Vice President	-	-

Patrick M. Slattery, CFA Vice President	-	-

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of Goldman Sachs Group, Inc., is a sub-adviser for the Registrant's Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of GSAM is 32 Old Slip, New York, New York 10005. GSAM is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Henry M. Paulson, Jr. Managing Director	The Goldman Sachs Group, Inc.	Chairman, Chief Executive

Officer and Director

	Goldman, Sachs & Co.	Managing Director

Robert J. Hurst Managing Director	The Goldman Sachs Group, Inc.	Vice Chairman and Director

	Goldman, Sachs & Co.	Managing Director

Lloyd C. Blankfein Managing Director	The Goldman Sachs Group, Inc.	President, Chief Operating Officer and Director

	Goldman, Sachs & Co.	Managing Director

ING Investment Management Co.

ING Investment Management Co. ("ING IM") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of ING IM is 230 Park Avenue, 13th Floor, New York, New York 10169. ING IM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert Crispin Chairman	-	-

Kenneth J. Monaghan Senior Vice President, Portfolio Manager	-	-

Paul H. Ross Senior Vice President, Portfolio Manager	-	--

J. Paul Gillin Senior Vice President, Portfolio Manager	-	-

Geert Dhont Senior Vice President, Portfolio Manager	-	-

Timothy R. Dawling Senior Vice President, Portfolio Manager	-	-

Robert D. Farnham Senior Vice President, Director of Research	-	-

Gerald T. Lins General Counsel	-	-

Cynthia M. Palmer Chief Administrative Officer	-	-

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a sub-adviser for the Registrant's Small/Mid Cap Equity Fund. The principal business address of Integrity is 401 West Main Street, Suite 2100, Louisville, Kentucky 40202. Integrity is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Matthew G. Bevin Chief Executive Officer & Principal	-	-

Daniel G. Bandi CFA, Chief Investment Officer, Value Equities & Principal	-	-

Daniel J. DeMonica CFA, Senior Portfolio Manager & Principal	-	-

Adam I. Friedman Senior Portfolio Manager & Principal	-	-

William H. McNett CFA, Senior Portfolio Manager & Principal	-	-

JP Morgan Investment Management Inc.

JP Morgan Investment Management Inc. ("JPMIM") is an investment sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of JPMIM is 522 Fifth Avenue, New York, New York 10036. JPMIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Evelyn V. Guernsey President, Director, Managing Director	JPMorgan Investment Advisors Inc.	Chairperson, President and CEO

George C.W. Gatch Director, Managing Director	-	-

Seth P. Bernstein Global Head of Fixed Income, Managing Director	-	-

Clive Brown Director, Managing Director	-	-

Lawrence M. Unrein Director, Managing Director	-	-

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Martin R. Porter Global Head of Equities, Managing Director	-	-

Andrew Spencer Chief Investment Officer of U.S. Retail Business, Managing Director	-	-

Anthony M. Roberts Head of Legal, Managing Director	-	-

Francis X. Curley Chief Compliance Officer, Managing Director	-	-

Lee Munder Investments, Ltd.

Lee Munder Investments, Ltd. ("LMIL") is an investment sub-adviser for the Small Cap Growth, Small/Mid Cap Equity and Small Cap Value Funds. The principal address of LMIL is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMIL is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Lee Munder, Chairman	-	-

Kenneth Swan President & C.O.O.	-	-

Robert A. Smith Partner	Castanea Partners, Inc	Co-Founder and Managing Director

	The Neiman Marcus Group	Vice Chairman of the Board of Directors

Jonathan Stone Portfolio Manager	-	-

Nicholas Battelle Portfolio Manager	-	-

Terry Gardner CFO	-	-

Jeffrey Davis C.I.O.	Rockefeller & Co.	C.I.O.

	Berklee School of Music	Board of Trustees

	International House-NYC	Board of Trustees

LSV Asset Management

LSV Asset Management ("LSV") is an investment sub-adviser for the Tax-Managed Large Cap, Large Cap Value, Small Cap Value, Small/Mid Cap Equity and Tax-Managed Small Cap Funds. The principal address of LSV is 1 N. Wacker Drive, Chicago, Illinois 60606. LSV is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Josef Lakonishok CEO, Portfolio Manager	University of Illinois	Professor of Finance

Robert Vishny Partner, Portfolio Manager	University of Chicago	Professor of Finance

Menno Vermeulen Partner, Portfolio Manager	-	-

Tremaine Atkinson Partner, Operating Officer, Chief Compliance Officer	-	-

Christopher LaCroix Partner, Managing Director of Business Development	SEI Funds, Inc.	General Partner

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. ("Martingale") is a sub-adviser for the Registrant's Small Cap Value, Small Cap Growth, Small/Mid Cap Equity and Mid-Cap Funds. The principal address of Martingale is 222 Berkeley Street, Boston, Massachusettes 02116. Martingale is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Martingale Asset Management Corporation General Partner	-	-

Patricia J. O'Connor Executive Vice President, CFO, Limited Partner	Martingale Asset Management Corporation	Treasurer, Director, Shareholder

William Edward Jacques Executive Vice President, Portfolio Manager, CIO, Limited Partner	Martingale Asset Management Corporation	Director, Shareholder

Alan J. Stassman Chairman, Limited Partner	Martingale Asset Management Corporation	Director, Chairman, Shareholder

Arnold Seton Wood President, Portfolio Manager, Limited Partner	Martingale Asset Management Corporation	Director, Shareholder

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Douglas Evan Stark, CFA Investment Research, Portfolio Manager, Limited Partner	-	-

Samuel P. Nathans, CFA Portfolio Manager, Limited Partner	-	-

Thomas A. Cosmer, CFA Senior Vice President, Partner	-	-

Jill G. Brogan Vice President, Partner	-	-

Guy A. Skaggs Senior Vice President, Partner	-	-

Elizabeth F. Davis Vice President, Partner	-	-

Jennifer Visco, CPA Vice President, Partner	-	-

James M. Eysenbach, CFA Senior Vice President	-	-

Ellen M. Kelly Senior Vice President, Partner	-	-

Mazama Capital Managment, Inc.

Mazama Capital Managment, Inc. ("Mazama") is a sub-adviser for the Registrant's Small Cap Growth, Small/Mid Cap Equity and Tax-Managed Small Cap Funds. The principal business address of Mazama is One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258. Mazama is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald Adair Sauer President, Chairman and Chief Investment Officer	-	-

Helen McDonald Degener Director and Strategic Advisor	The Mathes Company	VP and Portfolio Manager

Jill Ronne Collins Senior VP Marketing & Client Service	-	-

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Brian Paul Alfrey Director, Executive Vice President and Chief Operating Officer	-	-

Stephen Charles Brink Senior Vice President, Director of Research	-	-

McKinley Capital Management Inc.

McKinley Capital Management Inc. ("McKinley Capital") is a sub-adviser for the Registrant's Large Cap Growth, Tax-Managed Small Cap and Small Cap Growth Funds. The principal business address of McKinley Capital is 3301 C Street, Suite 500, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert B. Gillam President, Chief Executive Officer, Chief Investment Officer, Principal, Director	FAS Alaska, Inc.	Officer & Director

	McKinley Offshore Management, LTD	Director

Diane M. Wilke Executive Vice President, Chief Operating Officer	FAS Alaska, Inc.	Officer & Director

	McKinley Offshore Management, LTD	Director

B. Thomas Willison Director	-	-

Tamara L. Leitis Assistant Vice President, HR Manager	-	-

Gregory O'Keefe Chief Financial Officer	-	-

Charles Weaver Director	SBC Communications, Inc. (Previously)	Director

Brian Stafford Director	Seisnet, Inc. (Previously)	Director

Metropolitan West Asset Management, LLC

Metropolitan West Asset Management, LLC ("MWAM") is a sub-adviser for the Registrant's Core Fixed Income and High Yield Bond Funds. The principal business address of MWAM is 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025. MWAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Scott Dubchansky Chief Executive Officer, Partner	Metropolitan West Funds	Chairman of the Board of Trustees, CEO, President

Tad Rivelle Chief Investment Officer, Partner, Managing Director	-	-

Laird Landmann Portfolio Manager, Partner, Managing Director	-	-

David Lippman Portfolio Manager, Partner, Managing Director	Metropolitan West Funds	Trustee

Steve Kane Portfolio Manager, Partner, Managing Director	-	-

Chris Scibelli Director of Marketing, Partner, Managing Director	-	-

Patrick Moore Director of Client Services, Partner	-	-

Joseph Hattesohl Chief Financial Officer	Metropolitan West Funds	Treasurer, Chief Financial Officer

	West Gate Advisors, LLC	Chief Financial Officer

	MWAM Distributors, LLC	President

Lara Mulpagano Chief Operating Officer	Metropolitan West Funds	Secretary

	West Gate Advisors, LLC	Chief Operating Officer

Cal Rivelle Chief Technology Officer	-	-

Richard Hollander Director	Metwest Financial	Chairman, Chief Executive Officer

Montag & Caldwell, Inc.

Montag & Caldwell, Inc. ("Montag & Caldwell") is a sub-adviser for the Registrant's Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of Montag & Caldwell is 3455 Peachtree Street, NE, Suite 1200, Atlanta, Georgia 30326-3248. Montag & Caldwell is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald E. Canakaris President, CEO, CIO, Director	-	-

Huibert G. Boumeester Director	ABN AMRO Asset Management, Holdings, Inc.	Chairman, CEO

Solon P. Patterson Chairman, Director	-	-

William A. Vogel Executive Vice President, Director	-	-

Albertus Petrus Schows Director	ABN AMRO Asset Management, Holdings, Inc.	Chief Financial Officer

Nomura Corporate Research and Asset Management Inc.

Nomura Corporate Research and Asset Management Inc. ("Nomura") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of Nomura is 2 World Financial Center, Building B, 17th Floor, New York, New York 10281-1198. Nomura is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert Levine President, CEO, Board Member	Nomura Holding America Inc.	Executive Managing Director

Joseph Redmond Schmuckler Co-Chairman of the Board	Nomura Securities International, Inc.	President, Chief Operating Officer, Board Member

	Nomura Holding America Inc.	Chief Operating Officer, Executive Managing Director, Board Member

David Mair Findlay Executive Managing Director, Board Member, Chief Legal Officer	Nomura Holding America Inc.	Chief Legal Officer, Board Member, Executive Managing Director

	Nomura Securities International, Inc.	Chief Legal Officer, Board Member, Executive Managing Director

Hideyuki Takahashi Co-Chairman of the Board	Nomura Securities International, Inc.	Chief Executive Officer, Board Member

	Nomura Holding America Inc.	Chief Executive Officer, President, Board Member

David Crall Managing Director	-	-

Stephen Kotsen Managing Director	-	-

Parametric Portfolio Associates

Parametric Portfolio Associates ("Parametric") is a sub-adviser for the Registrant's Tax-Managed Large Cap and Tax-Managed Small Cap Funds. The principal business address of Parametric is 1151 Fairview Avenue North, Seattle, Washington 98109-4418. Parametric is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Brian Langstraat Chief Executive Officer, Member	-	-

David Stein Chief Investment Officer, Member	-	-

Aaron Singleton Treasurer, Chief Compliance Officer, Chief Financial Officer	-	-

Andrew Abramsky Chief Operating Officer	-	-

James B. Hawkes Member	Eaton Vance Corp.	Chairman, President, CEO

Thomas E. Faust, Jr. Member	Eaton Vance Corp.	Executive Vice President, CIO, Director

Peregrine Capital Management, Inc.

Peregrine Capital Management, Inc. ("Peregrine") is a sub-adviser for the Registrant's Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of Peregrine is LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402. Peregrine is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Jon R. Campbell Director	Wells Fargo Bank, N.A.	Executive Vice President and Regional President-Great Lakes Region

	Fairview Health Services	Director

	The Minneapolis Orchestral Association	Director

	Minnesota Business Partnership	Director

	The Curtis L. Carlson School of Management Board of Overseers	Director

	The Greater Twin Cities United Way	Director

Robert Bruce Mersky Chairman of the Board, CEO, President, Portfolio Manager	-	-

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald George Hoffman COO, CCO, CFO, Senior Vice President	-	-

Stefanie M. Adams Senior Vice President, Client Service and Marketing	Northshore Advisors, LLC	Executive Vice President, Director of Marketing

William Daniel Giese Senior Vice President, Portfolio Manager	-	-

Paul Edward von Kuster, III Senior Vice President, Portfolio Manager	-	-

Paul Robert Wurm Senior Vice President, Co-Manager, Equity Trading	-	-

John Sorenson Dale Senior Vice President, Portfolio Manager	The Montana Land Reliance	Director-at-Large

Barbara Kloepfer McFadden Senior Vice President, Co-Manager, Equity Trading	Benilde-St.Margaret's School	Director

Gary Edward Nussbaum Senior Vice President, Portfolio Manager	-	-

Tasso Harry Coin Senior Vice President, Portfolio Manager	-	-

Daniel John Hagen Senior Vice President, Portfolio Manager	NET Ministries	Director, Treasurer

Jay Hendrickson Strohmaier Senior Vice President, Portfolio Manager	-	-

James Patrick Ross Associate Portfolio Manager	-	-

Douglas Gordon Pugh Senior Vice President, Portfolio Manager	-	-

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Colin Michael Sharp Senior Vice President, Director of Technology Operations	-	-

John Maschoff Sr. VP, Client Service & Marketing	-	-

David S. Lunt Senior Vice President, Compliance	-	-

William A. Grierson Senior Vice President, Associate Portfolio Manager	-	-

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a sub-adviser for the Registrant's Large Cap Diversified Alpha and Large Cap Growth Funds. The principal business address of QMA is Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102. QMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Dennis M. Kass Manager and Chairman	Jennison Associates LLC	Chairman and CEO

	Prudential Trust Company	Director

	JP Morgan Fleming Investment Management	Vice Chairman

	Prudential Investment Management, Inc.	Director and Vice President

Bernard B. Winograd Manager	Jennison Associates LLC	Director

	PIC Holdings Limited	Chairman and Director

	PIM Foreign Investments, Inc.	President

	PIM Warehouse, Inc.	Chairman and Director

	Prudential Investment Management Services LLC	Executive Vice President

	Prudential Asset Management Holding Company	Director and Vice President

	The Prudential Insurance Company of America	Vice President

	PIM Investments, Inc.	Director and President

	Prudential Investment Management, Inc.	President, CEO, Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald K. Andrews Manager	Jennison Associates LLC	Director

	Prudential Investments LLC	Senior Vice President

	American Skandia Investment Services, Inc.	Senior Vice President

	American Skandia Advisory Services, Inc.	Senior Vice President

Timothy J. Knierim Manager	Jennison Associates LLC	Director

	PIM Warehouse, Inc.	Assistant Secretary

	Prudential Mortgage Asset Corporation II	Secretary

	Prumerica Financial Asia Limited	Corporate Secretary

	Prudential Latin American Investments, Ltd.	Secretary

	Residential Information Services, Inc.	Vice President and Secretary

	The Prudential Insurance Company of America	Assistant Secretary

	Prudential Investment Management, Inc.	Vice President and Assistant Secretary

Kenneth Moore Manager, Vice President and Chief Financial Officer	The Prudential Insurance Company of America	Vice President

	Prudential Investment Management, Inc.	Vice President

	Jennison Associates LLC	Senior Vice President and Treasurer

	Prudential Trust Company	Director

Margaret S. Stumpp Manager, Vice President and Chief Investment Officer	Prudential Trust Company	Vice President

	The Prudential Insurance Company of America	Vice President

	Pramerica Asset Management, Inc.	Senior Vice President

	Prudential Investment Management, Inc.	Vice President

Scott Haywald Manager and CEO	Jennison Associates LLC	Executive Vice President,

Senior Vice President

	Prudential Trust Company	Director

	The Prudential Insurance Company of America	Signatory Second Vice President

	Pramerica Asset Management, Inc.	Director

	Prudential Investment Management, Inc.	Vice President

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Real Estate Funds. The principal business address of Security Capital is 10 South Dearborn St., Suite 1400, Chicago, Illinois 60603. Security Capital is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Anthony R. Manno Jr. President, Sole Director, and Managing Director	-	-

Kenneth D. Statz Managing Director	-	-

Kevin W. Bedell Senior Vice President	-	-

David E. Rosenbaum Senior Vice President	-	-

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is an investment adviser for each of the Funds. The principal address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Edward D. Loughlin Director, President	SEI Investments Company	Executive Vice President- Enterprise Division

	SEI Investments Distribution Co.	Director

	SEI Trust Company	Director

	SEI Investments Global Funds Services	Senior Vice President

	SEI Investments (France)	Board of Directors

	SEI Investments Management Corporation II	Director, President

	SEI Investments Fund Management	Chief Executive Officer

	SEI Investments Canada Company	Director

Carl A. Guarino Director, Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Co.	Director

	SEI Global Holdings (Cayman) Inc.	Director

	SEI Investments (France)	Board of Directors

	LSV Asset Management	Management Committee

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Investments Management Corporation II	Director, Senior Vice President

	SEI Investments Global, Limited	Director

	SEI Insurance Group, Inc.	Director

	SEI Franchise, Inc.	Director

	SEI Investments Fund Management	Senior Vice President

Jack May Vice President	SEI Investments Management Corporation II	Vice President

	SEI Franchise, Inc.	Vice President

James V. Morris Vice President	SEI Global Services, Inc.	Vice President

Stephen Onofrio Vice President	SEI Investments Management Corporation II	Vice President

Timothy D. Barto General Counsel, Vice President, Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SIMC Holdings, LLC	Manager

	SEI Investments Fund Management	General Counsel, Vice President, Secretary

	SEI Investments Global Funds Services	General Counsel, Vice President, Secretary

	SEI Investments Management Corporation II	General Counsel, Vice President, Secretary

	SIMC Subsidiary, LLC	Manager

	SEI Franchise, Inc.	Assistant Secretary

	SEI Investments Global (Bermuda) Ltd.	Vice President

	SIMC Holdings, LLC	Manager

	SEI Global Services, Inc.	Vice President, Assistant Secretary

Robert Crudup Senior Vice President	SEI Investments Global Funds Services	Senior Vice President

	SEI Investments Fund Management	Senior Vice President

	SEI Investments Company	Executive Vice President

	SEI Global Services, Inc.	Director, President

Richard A. Deak Vice President, Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Global Services, Inc.	General Counsel, Vice President, Secretary

	SEI Investments Global Funds Services	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Investments Management Corporation II	Vice President, Assistant Secretary

Lydia A. Gavalis Vice President, Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Trust Company	General Counsel, Assistant Secretary

	SEI Investments Management Corporation II	Assistant Secretary

	SEI Private Trust Company	General Counsel

	SEI Insurance Group, Inc.	Vice President, Assistant Secretary

Greg Gettinger Vice President	SEI Trust Company	Vice President

	SEI Investments Global Funds Services	Vice President

	SEI Investments Fund Management	Vice President

	SEI Investments Management Corporation II	Vice President

	SEI Investments Management Corporation Delaware, L.L.C.	Vice President

	SEI Global Services, Inc.	Vice President

Kathy Heilig Vice President, Treasurer	SEI Inc. (Canada)	Vice President, Treasurer

	SEI Ventures, Inc.	Director, Vice President, Treasurer

	SEI Insurance Group, Inc.	Vice President, Treasurer

	SEI Global Investments Corp.	Vice President, Treasurer

	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer

	SEI Investments Global (Cayman), Limited	Vice President, Treasurer

	SEI Primus Holding Corp.	Director, Vice President, Treasurer

	SEI Global Services, Inc.	Treasurer

	SEI Franchise, Inc.	Vice President, Treasurer

	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer

	SEI Investments Fund Management	Vice President, Treasurer

	SEI Global Holdings (Cayman) Inc.	Vice President, Treasurer, Assistant Secretary

	SEI Funds, Inc.	Director, Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Investments Management Corporation II	Vice President, Treasurer

	SEI Investments Management Corporation Delaware, L.L.C.	Manager, Vice President, Treasurer

	SEI Investments, Inc.	Director, Vice President, Treasurer

	SEI Investments Developments, Inc.	Director, Vice President, Treasurer

	SEI Investments Company	Vice President, Controller, Chief Accounting Officer

Carolyn McLaurin Vice President	-	-

Raymond B. Webster Vice President	SEI Investments Management Corporation II	Vice President

	SEI Global Services, Inc.	Vice President

Lori L. White Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Investments Distribution Co.	Vice President, Assistant Secretary

	SEI Investments Management Corporation II	Assistant Secretary

	SEI Investments Global Funds Services	Assistant Secretary

	SEI Investments Fund Management	Assistant Secretary

David Campbell Vice President	SEI Global Services, Inc.	Vice President

	SEI Investments Global Fund Services	Vice President

Lori Heinel Vice President	-	-

Jim Combs Vice President	SEI Global Services, Inc.	Vice President

Paul Klauder Vice President	SEI Global Services, Inc.	Vice President

Alison Saunders Vice President	SEI Global Services, Inc.	Vice President

Brandon Sharrett Vice President	SEI Global Services, Inc.	Vice President

	SEI Investments Global Fund Services	Vice President

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Wayne Withrow Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Co.	Director

	SEI Investments Global Funds Services	Chief Executive Officer

	SEI Investments Fund Management	Senior Vice President

	SEI Trust Company	Director

	SEI Investments Global (Cayman), Limited	Director

	SEI Global Holdings (Cayman) Inc.	Chairman of the Board & Chief Executive Officer

	SEI Investments-Global Fund Services Limited	Director

	SEI Global Services, Inc.	Director, Senior Vice President

	SEI Investments Management Corporation II	Senior Vice President

	SEI Investments Global (Bermuda) Ltd.	Director, President

Tom Jones Chief Compliance Officer, Assistant Secretary	SEI Investments Management Corporation II	Chief Compliance Officer, Assistant Secretary

Karl Dasher Senior Vice President, Chief Investment Officer	SEI Investments (France)	Board of Directors

Vincent Chu Vice President	SEI Asset Korea	Director

Kevin P. Robins Director, Senior Vice President	SEI Investments Company	Senior Vice President

	SEI Insurance Group, Inc.	Director

	SEI Investments Fund Management	Senior Vice President

	SEI Trust Company	Director

	LSV Asset Management	Management Committee

	SEI Investments Global (Cayman), Limited	Director

	SEI Global Holdings (Cayman) Inc.	Director

	SEI Global Services, Inc.	Director, Senior Vice President

	SEI Investments Management Corporation II	Director

	SEI Giving Fund	Director, President

Joseph P. Ujobai Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Inc. (Canada)	Director

	SEI Capital Limited (Canada)	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Global Investments Corp.	President

	SEI Investments (Europe) Ltd	Director

	SEI Investments-Unit Trust Management (UK) Limited	Director

	SEI Global Nominee Ltd	Director

	SEI Investments (France)	Board of Directors

	SEI Asset Korea	Director

	SEI Investments (South Africa) Limited	Director

	SEI Investments Global, Limited	Director

	SEI Investments Canada Company	Director

	SEI Global Services, Inc.	Senior Vice President

Michael Hogan Vice President	-	-

James Smigiel Vice President	-	-

Greg Stahl Vice President	-	-

Jack McCue Vice President	-	-

Roger Messina Vice President	-	-

James Miceli Vice President	-	-

Michael Cagnina Vice President	-	-

Michael Farrell Vice President	SEI Investments Distribution Co.	Vice President

	SEI Private Trust Company	Trust Officer

	SEI Investments Management Corporation II	Vice President

	SEI Franchise, Inc.	Vice President

Michael Pang Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary

	SEI Investments Global (Cayman), Limited	Vice President, Secretary

	SEI Global Holdings (Cayman) Inc.	Vice President, Secretary

	SEI Global Services, Inc.	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Philip Masterson Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary

James Ndiaye Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Secretary

Sofia Rosala Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary

	SEI Investments Fund Management	Vice President, Assistant Secretary

	SEI Investments Management Corporation II	Vice President, Assistant Secretary

Lauren Shank Vice President, Assistant Secretary	SEI Global Services, Inc.	Vice President, Assistant Secretary

N. Jeffrey Klauder Senior Vice President, Assistant Secretary	SEI Ventures, Inc.	Senior Vice President, Secretary

	SEI Investments Management Corporation Delaware, L.L.C.	Senior Vice President, Assistant Secretary

Smith Breeden Associates, Inc.

Smith Breeden Associates, ("Smith Breeden") is a sub-adviser for the Registrant's Large Cap Diversified Alpha and Core Fixed Income Funds. The principal business address of Smith Breeden is 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517. Smith Breeden is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Daniel C. Dektar Chief Investment Officer	OHSF Hedge MGP I, Inc.	Director

Stephen A. Eason, CFA Executive Vice President	Eason Energy, Inc.	President

Eugene Flood, Jr., Ph.D. Chief Executive Officer	The College Retirement Equity Fund	Trustee

Michael J. Giarla	Wyandotte Community	Director

Chairman	Corporation

	Harrington Bank, FSB	Chairman

	Community First Financial	Director

Group, Inc.

	Square 1 Bank	Vice-Chairman

	Peninsula Banking Group	Director

Stanley J. Kon, Ph.D.	Harrington West Financial	Director

Director of Research	Group, Inc.

	Los Padres Savings Bank, FSB	Director

Marianthe S. Mewkill Chief Financial Officer	-	-

Wellington Management Company, LLP

Wellington Management Company, LLP ("Wellington Management") is a sub-adviser for the Registrant's Small Cap Growth, Small Cap Value, Small/Mid Cap Equity and Real Estate Funds. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Wells Capital Management, Inc.

Wells Capital Management, Inc. ("Wells Capital") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Wells Capital is 525 Market Street, 10th Floor, San Francisco, California 94105. Wells Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert W. Bissell President, Chief Executive Officer	Wells Fargo Bank, N.A.	Executive Vice President

J. Mari Casas Senior Vice President	Wells Fargo Bank, N.A.	Senior Vice President

Kirk D. Hartman Executive Vice President, Chief Investment Officer	-	-

Amru A. Khan Executive Vice President	Wells Fargo Bank, N.A.	Senior Vice President

Thomas M. O'Malley Senior Vice President	Wells Fargo Bank, N.A.	Senior Vice President

James Paulsen Executive Vice President, Chief Investment Strategist	-	-

David D. Sylvester Executive Vice President

William L. Timoney Executive Vice President	-	-

Karen L. Norton Senior Vice President, Chief Administrative and Operation Officer	-	-

David O'Keefe Senior Vice President, Chief Financial Officer and Assistant Secretary	-	-

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Sallie C. Squire Senior Vice President, Director of Professional and Corporate Development	-	-

William C. Stevens Senior Vice President	-	-

Jon Baranko Vice President	-	-

Dale E. Benson Vice President	-	-

Mark D. Cooper Vice President	-	-

Bob Dehnke Vice President	-	-

Melissa Grove Vice President	-	-

Jim Hintz Vice President	-	-

Gilbert Southwell Vice President	-	-

Dick Weiss Executive Vice President	-	-

Mai S. Shiver Senior Vice President	-	-

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Bruce D. Alberts Chief Investment Officer	-	-

Peter L. Bain Director	Western Asset Management Company Ltd.	Director

	Legg Mason, Inc.	Senior Executive Vice President

	Legg Mason Funds Management, Inc.	Director

	Brandywine Asset Management, LLC	Manager

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Nova Scotia Company	Director

	BMML, Inc.	Vice President and Director

	Legg Mason Capital Management, Inc.	Director

	Barrett Associates, Inc.	Director

	Bartlett and Co.	Director

	Berkshire Asset Management, Inc.	Director

	Legg Mason Focus Capital, Inc.	Director

	Gray, Seifert and Company, LLC	Director

	Howard Weil Incorporated	Director

	Legg Mason Real Estate Services, Inc.	Director

	Legg Mason Commercial Real Estate Services, Inc.	Director

	Legg Mason Funding, Inc.	Director

	Legg Mason Limited	Director

	Legg Mason Properties, Inc.	Director

	Legg Mason Realty Group, inc.	Director

	LM Tower, Inc.	Director

	PCM Holdings, Inc.	Director

	PCM Holdings II, LLC	Director

	Royce & Associates, Inc.	Manager

James W. Hirschmann III President, CEO and Director	Western Asset Management Company Ltd.	Managing Director and Director

	Western Asset Funds, Inc.	President

	Western Asset Income Fund	President

	Western Asset Premier Bond Fund	President

Gavin L. James Director of Global Client Services	-	-

S. Kenneth Leech Chief Investment Officer

	Western Asset Income Fund	Vice President

	Western Asset Funds, Inc.	Vice President

	Western Asset Premier Bond Fund	Vice President

Gregory B. McShea General Counsel, Secretary and Chief Compliance Officer	Western Asset Management Company Ltd. Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund	General Counsel and Chief Compliance Officer Vice President

	Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund II	Vice President

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Edward A. Taber III Director	Western Asset Management Company, Ltd.	Director

	Legg Mason, Inc	Executive Vice President

	Legg Mason Fund Adviser, Inc.	Director

	Batterymarch Financial Management, Inc.	Director

	Brandywine Asset Management, LLC	Manager

	Legg Mason Real Estate Investors, Inc.	Director

	Nova Scotia Company	Vice President and Director

	Legg Mason Asset Management (Asia) Pte Ltd	Director

	Legg Mason Real Estate Securities Advisors, Inc.	Director

	LM Holdings, Inc.	Director

Stephen A. Walsh Deputy Chief Investment Officer	Western Asset Funds, Inc.	Vice President

	Western Asset Income Fund	Vice President

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western is 10 Exchange Square, Primrose Street, London, EC2A 2EN. Western is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Bruce D. Alberts Chief Investment Officer	-	-

Peter L. Bain Director	Western Asset Management Company Ltd.	Director

	Legg Mason, Inc.	Senior Executive Vice President

	Legg Mason Funds Management, Inc.	Director

	Brandywine Asset Management, LLC	Manager

	Nova Scotia Company	Director

	BMML, Inc.	Vice President and Director

	Legg Mason Capital Management, Inc.	Director

	Barrett Associates, Inc.	Director

	Bartlett and Co.	Director

	Berkshire Asset Management, Inc.	Director

	Legg Mason Focus Capital, Inc.	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Gray, Seifert and Company, LLC	Director

	Howard Weil Incorporated	Director

	Legg Mason Real Estate Services, Inc.	Director

	Legg Mason Commercial Real Estate Services, Inc.	Director

	Legg Mason Funding, Inc.	Director

	Legg Mason Limited	Director

	Legg Mason Properties, Inc.	Director

	Legg Mason Realty Group, inc.	Director

	LM Tower, Inc.	Director

	PCM Holdings, Inc.	Director

	PCM Holdings II, LLC	Director

	Royce & Associates, Inc.	Manager

James W. Hirschmann III President, CEO and Director	Western Asset Management Company Ltd.	Managing Director and Director

	Western Asset Funds, Inc.	President

	Western Asset Income Fund	President

	Western Asset Premier Bond Fund	President

Gavin L. James Director of Global Client Services	-	-

S. Kenneth Leech Chief Investment Officer

	Western Asset Income Fund	Vice President

	Western Asset Funds, Inc.	Vice President

	Western Asset Premier Bond Fund	Vice President

Gregory B. McShea General Counsel, Secretary and Chief Compliance Officer	Western Asset Management Company Ltd. Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund	General Counsel and Chief Compliance Officer Vice President

	Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund II	Vice President

Edward A. Taber III Director	Western Asset Management Company, Ltd.	Director

	Legg Mason, Inc	Executive Vice President

	Legg Mason Fund Adviser, Inc.	Director

	Batterymarch Financial Management, Inc.	Director

	Brandywine Asset Management, LLC	Manager

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Legg Mason Real Estate Investors, Inc.	Director

	Nova Scotia Company	Vice President and Director

	Legg Mason Asset Management (Asia) Pte Ltd	Director

	Legg Mason Real Estate Securities Advisors, Inc.	Director

	LM Holdings, Inc.	Director

Stephen A. Walsh Deputy Chief Investment Officer	Western Asset Funds, Inc.	Vice President

	Western Asset Income Fund	Vice President

Item 27.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Tax Exempt Trust	December 3, 1982

SEI Index Funds	July 10, 1985

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

SEI Institutional Investments Trust	June 14, 1996

HighMark Funds	February 15, 1997

Oak Associates Funds	February 27, 1998

The Nevis Fund, Inc.	June 29, 1998

CNI Charter Funds	April 1, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

JohnsonFamily Funds, Inc.	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

The Japan Fund, Inc.	October 7, 2002

AHA Investment Funds, Inc.	April 11, 2005

The Arbitrage Funds	May 17, 2005

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee

Kevin Barr	President & Chief Executive Officer	-

Maxine Chou	Chief Financial Officer & Treasurer	-

John Munch	General Counsel & Secretary	-

Carl A. Guarino	Director	-

Edward D. Loughlin	Director	President & Chief Executive Officer

Wayne M. Withrow	Director	-

Michael Farrell	Vice President	-

Mark J. Held	Senior Vice President	-

Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	-

Lori L. White	Vice President & Assistant Secretary	-

Robert Silvestri	Vice President	-

Mark Greco	Chief Operations Officer	-

John Coary	Vice President	-

Joanne Nelson	Vice President	-

Al DelPizzo	Vice President	-

Item 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

Wachovia Bank N.A. (formerly First Union National Bank)
Institutional Custody Group-PA 4942
123 S. Broad Street
Philadelphia, PA 19109

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Fund Management
One Freedom Valley Drive
Oaks, PA 19456

(c)  With respect to Rules 31a-1(b)(5); (6); (9) (10), and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105

Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, California 90071

Aronson+Johnson+Ortiz, LP
230 South Broad Street
Twentieth Floor
Philadelphia, Pennsylvania 19102

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202

BlackRock Advisors, Inc.
40 East 52nd Street
New York, New York 10022

Bridgewater Associates, Inc.
1 Glendinning Place
Westport, CT 06880

David J. Greene & Company, LLC
599 Lexington Avenue
New York, New York 10022

Delaware Management Company
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

Enhanced Investment Technologies, LLC
2401 P.G.A. Boulevard
Suite 100
Palm Beach Gardens, Florida 33410

Franklin Portfolio Associates, LLC
One Boston Place
29th Floor
Boston, Massachusetts 02108

Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, New York 10005

ING Investment Management Co.
230 Park Avenue, 14th Floor
New York, New York 10169

Integrity Asset Management, LLC
401 West Main Street, Suite 2100
Louisville, Kentucky 40202

JP Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Lee Munder Investments, Ltd.
200 Clarendon Street, 28th Floor
Boston, Massachusetts 02116

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

Martingale Asset Management, L.P.
222 Berkeley Street
Boston, Massachusetts 02116

Mazama Capital Management, Inc.
One Southwest Columbia Street
Suite 1500
Portland, Oregon 97258

McKinley Capital Management Inc.
3301 C Street
Suite 500
Anchorage, Alaska 99503

Metropolitan West Asset Management, LLC
11766 Wilshire Boulevard, Suite 1580
Los Angeles, California 90025

Montag & Caldwell, Inc.
3455 Peachtree Rd. NE Ste 1200
Atlanta, Georgia 30326-3248

Nomura Corporate Research and Asset Management Inc.
2 World Financial Center
Building B
New York, New York 10281-1198

Parametric Portfolio Associates
1151 Fairview Avenue North
Seattle, Washington 98109-4418

Peregrine Capital Management, Inc.
800 LaSalle Avenue, Suite 1850
Minneapolis, Minnesota 55402

Quantitative Management Associates, LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Security Capital Research &
Management Incorporated
10 South Dearborn Street, Suite 1400
Chicago, Illinois 60603

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Smith Breeden Associates, Inc.
100 Europa Drive, Suite 200
Chapel Hill, NC 27517

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Wells Capital Management, Inc.
525 Market Street, 10th Floor
San Francisco, California 94105

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square, Primrose Street
London, EC2A 2EN

Item 29.  Management Services:

None

Item 30.  Undertakings:

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 45 to Registration Statement No. 33-9504 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 2nd day of December, 2005.

SEI INSTITUTIONAL MANAGED TRUST

BY:  /S/ EDWARD D. LOUGHLIN

  Edward D. Loughlin

  President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

	*	Trustee	December 2, 2005

Rosemarie B. Greco

	*	Trustee	December 2, 2005

William M. Doran

	*	Trustee	December 2, 2005

F. Wendell Gooch

	*	Trustee	December 2, 2005

George J. Sullivan, Jr.

	*	Trustee	December 2, 2005

James M. Storey

	*	Trustee	December 2, 2005

Robert A. Nesher

	*	Trustee	December 2, 2005

Nina Lesavoy

	* James M. Williams	Trustee	December 2, 2005

	/s/ EDWARD D. LOUGHLIN Edward D. Loughlin	President & Chief Executive Officer	December 2, 2005

	/s/ STEPHEN F. PANNER Stephen F. Panner	Controller & Chief Financial Officer	December 2, 2005

*By:	/s/ EDWARD D. LOUGHLIN

Edward D. Loughlin,

Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(a)(1)	Agreement and Declaration of Trust dated October 17, 1986 as originally filed with Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on October 17, 1986 is herein incorporated by reference to Exhibit 1 filed with the SEC on January 28, 1998.

EX-99.B(a)(2)	Amendment to the Declaration of Trust dated December 23, 1988 is herein incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on December 19, 1997.

EX-99.B(b)	Amended By-Laws dated June 17, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

EX-99.B(c)	Not Applicable.

EX-99.B(d)(1)	Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") is herein incorporated by reference to Exhibit 5(cc) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 1997.

EX-99.B(d)(2)	Amended and Restated Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2005.

EX-99.B(d)(3)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 30, 1995.

EX-99.B(d)(4)	Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Trust's Mid-Cap Fund is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 30, 1995.

EX-99.B(d)(5)	Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit 5(dd) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 1998.

EX-99.B(d)(6)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2000.

Exhibit Number	Description
EX-99.B(d)(7)	Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2000.

EX-99.B(d)(8)	Investment Sub-Advisory Agreement between SIMC and David J. Greene & Company, LLC with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

EX-99.B(d)(9)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

EX-99.B(d)(10)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

EX-99.B(d)(11)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 28, 2000.

EX-99.B(d)(12)	Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Large Cap Growth Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2001.

EX-99.B(d)(13)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2002.

EX-99.B(d)(14)	Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio Associates with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(15)	Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

Exhibit Number	Description
EX-99.B(d)(16)	Investment Sub-Advisory Agreement between SIMC and David J. Greene and Company, LLC with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(17)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(18)	Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(19)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(20)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(21)	Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(22)	Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(23)	Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC (now Alliance Capital Management L.P.) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(d)(24)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

Exhibit Number	Description
EX-99.B(d)(25)	Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(26)	Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(27)	Investment Sub-Advisory Agreement between SIMC and Franklin Portfolio Associates, LLC with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(28)	Investment Sub-Advisory Agreement between SIMC and Analytic Investors Inc. with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(29)	Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates Management, Inc. with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(30)	Investment Sub-Advisory Agreement between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap Growth and Tax-Managed Small Cap Funds is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(31)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(32)	Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(33)	Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Small Cap Value and Tax-Managed Small Cap Funds is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

Exhibit Number	Description
EX-99.B(d)(34)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(35)	Investment Sub-Advisory Agreement between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

EX-99.B(d)(36)	Assumption Agreement dated March 28, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on August 29, 2003.

EX-99.B(d)(37)	Assignment and Assumption Agreement dated July 1, 2004 between Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

EX-99.B(d)(38)	Amendment to Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co. LLC (now Alliance Management L.P.) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(39)	Amendment to Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(40)	Amendment to Investment Sub-Advisory Agreement between SIMC and David J. Greene & Co., LLC with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(41)	Amendment to Investment Sub-Advisory Agreement between SIMC and David J. Greene & Co., LLC with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

Exhibit Number	Description
EX-99.B(d)(42)	Amendment to Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(43)	Amendment to Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(44)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(45)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(46)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(47)	Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Mid-Cap Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(48)	Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(49)	Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(50)	Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

Exhibit Number	Description
EX-99.B(d)(51)	Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(52)	Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(53)	Amendment to Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(54)	Amendment to Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell Inc. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(55)	Amendment to Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(56)	Amendment to Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(57)	Amendment to Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Large Cap Growth Fund is herein incorporated by reference to Exhibit (d)(67) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(58)	Amendment to Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(59)	Amendment to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File
Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

Exhibit Number	Description
EX-99.B(d)(60)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value, Tax-Managed Large Cap and Managed Volatility Funds are herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

EX-99.B(d)(61)	Investment Sub-Advisory Agreement between SIMC and Wells Capital Management, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(d)(62)	Form of Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(63)	Form of Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(64)	Form of Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(65)	Form of amended Schedule A and Schedule B to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund adding the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(77) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(66)	Form of Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(67)	Form of Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

Exhibit Number	Description
EX-99.B(d)(68)	Form of Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(69)	Investment Sub-Advisory Agreement between SIMC and ING Investment Management Co. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(81) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(70)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(71)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(d)(72)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Diversified Alpha and Managed Volatility Funds are incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2005.

EX-99.B(d)(73)	Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio Associates with respect to the Tax-Managed Small Cap Fund, dated June 27, 2005, is filed herewith.

EX-99.B(d)(74)	Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund, dated November 7, 2005, is filed herewith.

EX-99.B(d)(75)	Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Diversified Alpha and Large Cap Growth Funds, dated October 21, 2005, is filed herewith.

EX-99.B(d)(76)	Investment Sub-Advisory Agreement between SIMC and JP Morgan Investment Management Inc. with respect to the High Yield Bond Fund, dated October 3, 2005, is filed herewith.

EX-99.B(d)(77)	Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the Core Fixed Income Fund, dated September 30, 2005, is filed herewith.

EX-99.B(d)(78)	Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates, Inc. with respect to the Core Fixed Income and Large Cap Diversified Alpha Funds, dated September 29, 2005, is filed herewith.

Exhibit Number	Description
EX-99.B(d)(79)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap Growth, Tax-Managed Small Cap, Large Cap Growth and Tax-Managed Large Cap Funds, dated April 27, 2005, are filed herewith.

EX-99.B(d)(80)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value and Small Cap Growth Funds, dated March 4, 2005, are filed herewith.

EX-99.B(d)(81)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund, dated June 20, 2005, is filed herewith.

EX-99.B(d)(82)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha and Large Cap Growth Funds, dated June 30, 2005, are filed herewith.

EX-99.B(d)(83)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value, Tax-Managed Large Cap, Managed Volatility and Large Cap Diversified Alpha Funds, dated October 11, 2005, are filed herewith.

EX-99.B(d)(84)	Amended Schedule B to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund, dated November 4, 2005, is filed herewith.

EX-99.B(d)(85)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the Core Fixed Income Fund, dated October 31, 2005, is filed herewith.

EX-99.B(d)(86)	Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap Growth, Tax-Managed Small Cap, Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha funds, dated October 18, 2005, are filed herewith.

EX-99.B(d)(87)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the Core Fixed Income and Large Cap Diversified Alpha Funds, dated October 31, 2005, is filed herewith.

EX-99.B(e)(1)	Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(e)(2)	Amended and Restated Schedule A to the Distribution Agreement between the Trust and SEI Investments Distribution Co. dated December 10, 2003 is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(f)	Not Applicable.

Exhibit Number	Description
EX-99.B(g)	Custodian Agreement between the Trust and Wachovia Bank, N.A. dated September 17, 2004 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

EX-99.B(h)	Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management dated December 10, 2003 is herein incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2004.

EX-99.B(i)	Opinion and Consent of Counsel to be filed in a later amendment.

EX-99.B(j)	Consent of Independent Registered Public Accounting Firm to be filed in a later amendment.

EX-99.B(k)	Not Applicable.

EX-99.B(l)	Not Applicable.

EX-99.B(m)(1)	Shareholder Service Plan and Agreement with respect to the Class A shares is incorporated by reference to Exhibit 15(e) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 28, 1997.

EX-99.B(m)(2)	Shareholder Service Plan and Agreement with respect to Class I shares is herein incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 29, 2001.

EX-99.B(m)(3)	Shareholder Service Plan and Agreement with respect to Class Y shares is herein incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 29, 2001.

EX-99.B(m)(4)	Administrative Services Plan and Agreement with respect to Class I shares dated October 4, 2001 is herein incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on January 28, 2002.

EX-99.B(m)(5)	Administrative Services Agreement with respect to the Class A shares of the Large Cap Value, Small Cap Value, Small Cap Growth and High Yield Bond Funds dated July 21, 2005 is filed herewith.

EX-99.B(n)(1)	Rule 18f-3 Multiple Class Plan dated June 26, 2002 is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2003.

EX-99.B(n)(2)	Schedule A to the 18f-3 Multiple Class Plan, amended June 17, 2004, is herein incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment 44 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 28, 2005.

EX-99.B(o)	Not applicable.

Exhibit Number	Description
EX-99.B(p)(1)	The Code of Ethics for SEI Investments Management Corporation is filed herewith.

EX-99.B(p)(2)	The Code of Ethics for SEI Investments Distribution Co. is filed herewith.

EX-99.B(p)(3)	The Code of Ethics for SEI Institutional Managed Trust is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on July 3, 2000.

EX-99.B(p)(4)	The Code of Ethics for Artisan Partners Limited Partnership is filed herewith.

EX-99.B(p)(5)	The Code of Ethics for BlackRock Advisors, Inc. is filed herewith.

EX-99.B(p)(6)	The Code of Ethics for David J. Greene & Company, LLC is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on July 14, 2000.

EX-99.B(p)(7)	The Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herewith.

EX-99.B(p)(8)	The Code of Ethics for Lee Munder Investments, Ltd. is filed herewith.

EX-99.B(p)(9)	The Code of Ethics for LSV Asset Management is filed herewith.

EX-99.B(p)(10)	The Code of Ethics for Martingale Asset Management, L.P. is filed herewith.

EX-99.B(p)(11)	The Code of Ethics for Mazama Capital Management Inc. is filed herewith.

EX-99.B(p)(12)	The Code of Ethics for McKinley Capital Management, Inc. is filed herewith.

EX-99.B(p)(13)	The Code of Ethics for Metropolitan West Asset Management, LLC is filed herewith.

EX-99.B(p)(14)	The Code of Ethics for Montag & Caldwell, Inc. is filed herewith.

EX-99.B(p)(15)	The Code of Ethics for Nomura Corporate Resesarch and Asset Management Inc. is filed herewith.

EX-99.B(p)(16)	The Code of Ethics for Parametric Portfolio Associates is filed herewith.

EX-99.B(p)(17)	The Code of Ethics for Peregrine Capital Management, Inc. is filed herewith.

EX-99.B(p)(18)	The Code of Ethics for Security Capital Research & Management Incorporated is filed herewith.

EX-99.B(p)(19)	The Code of Ethics for Wellington Management Company, LLP is filed herewith.

EX-99.B(p)(20)	The Code of Ethics for Western Asset Management Company is filed herewith.

EX-99.B(p)(21)	The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on January 29, 2004.

EX-99.B(p)(22)	The Code of Ethics for Franklin Portfolio Associates, LLC is filed herewith.

EX-99.B(p)(23)	The Code of Ethics for Enhanced Investment Technologies, LLC is filed herewith.

EX-99.B(p)(24)	The Code of Ethics for Analytic Investors, Inc. is filed herewith.

EX-99.B(p)(25)	The Code of Ethics for Quantitative Management Associates LLC is filed herewith.

Exhibit Number	Description
EX-99.B(p)(26)	The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, is filed herewith.

EX-99.B(p)(27)	The Code of Ethics for Wells Capital Management, Inc. is filed herewith.

EX-99.B(p)(28)	The Code of Ethics for Alliance Capital Management L.P. is filed herewith.

EX-99.B(p)(29)	The Code of Ethics for ING Investment Management Co. is filed herewith.

EX-99.B(p)(30)	The Code of Ethics for Integrity Asset Management, LLC is filed herewith.

EX-99.B(p)(31)	The Code of Ethics for Bridgewater Associates, Inc. is filed herewith.

EX-99.B(p)(32)	The Code of Ethics for JP Morgan Investment Management Inc. is filed herewith.

EX-99.B(p)(33)	The Code of Ethics for Smith Breeden Associates, Inc. is filed herewith.

EX-99.B(p)(34)	The Code of Ethics for Western Asset Management Company Limited is filed herewith.

EX-99.B(q)(1)	Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, James M. Storey, Nina Lesavoy and Edward D. Loughlin are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.

EX-99.B(q)(2)	Power of Attorney for James M. Williams is filed herewith.

EX-99.B(q)(3)	Power of Attorney for Stephen F. Panner is filed herewith.